UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2018 through July 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Balanced
                                ESG Fund
                                (Formerly Pioneer Classic Balanced Fund)*

--------------------------------------------------------------------------------
                                Annual Report | July 31, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A    AOBLX
                                Class C    PCBCX
                                Class K    PCBKX
                                Class R    CBPRX
                                Class Y    AYBLX

* Effective September 1, 2019, Pioneer Classic Balanced Fund was renamed Pioneer Balanced ESG Fund.


Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Comparing Ongoing Fund Expenses                                              18

Schedule of Investments                                                      20

Financial Statements                                                         46

Notes to Financial Statements                                                55

Report of Independent Registered Public Accounting Firm                      68

Additional Information                                                       70

Trustees, Officers and Service Providers                                     71

                           Pioneer Balanced ESG Fund | Annual Report | 7/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer Balanced ESG Fund | Annual Report | 7/31/19 3

Portfolio Management Discussion | 7/31/19

In the following interview, Walter Hunnewell, Jr., and Brad Komenda discuss the factors that affected the performance of Pioneer Balanced ESG Fund* during the 12-month period ended July 31, 2019. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Investment Management, Inc. (Amundi Pioneer), Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, and Lawrence Zeno, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended July 31, 2019?

A Pioneer Balanced ESG Fund's Class A shares returned 8.51% at net asset value during the 12-month period ended July 31, 2019, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Bloomberg Barclays U.S. Government/Credit Bond Index (the Bloomberg Barclays Index), returned 7.99% and 8.60%, respectively. During the same period, the average return of the 706 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was 4.31%.

Q How would you describe the domestic investment environment during the 12-month period ended July 31, 2019, and the Fund's positioning during the period?

A We saw significant ebbs and flows in the markets during the 12-month period as investors' views concerning the economy, the direction of interest rates, and the state of global trade relations adapted to changing economic reports, which often resulted in bouts of volatility. By the end of the period, however, both the stock and bond markets had produced solid, positive results.

      During the closing weeks of 2018, around the middle of the 12-month period, the performance of both equities and fixed-income investments struggled amid heightened market volatility. The spike in volatility derived primarily from concerns about the possibility of decelerating corporate profit growth and worries that the U.S. Federal Reserve (the
      Fed) would continue to tighten monetary policy by increasing interest rates for a fourth time during the calendar year. Reports of foundering trade negotiations between the U.S. and some of its key trading partners -- particularly China -- had a further adverse effect on the stock market. The Fed did in fact raise rates again in December 2018, thus confirming investors' earlier trepidations.

* Effective September 1, 2019, Pioneer Classic Balanced Fund was renamed Pioneer Balanced ESG Fund, and the Fund adopted a new investment policy (see Note 7).

4 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

      As the first half of 2019 progressed, however, equity markets rebounded as the Fed adopted a less aggressive tone with regard to future rate hikes, and even began hinting about future rate cuts. At the end of the period, the Fed did reduce the federal funds rate, but news that trade talks had once again reached an impasse had a slight dampening effect on the stock market's recovery. Over the first half of the 12-month period, the performance of both growth and value stocks seemed to move in lockstep. Over the final six months, however, growth stocks, as measured by the Russell 1000 Growth Index, significantly outperformed value stocks, as measured by the Russell 1000 Value Index, and ended up doubling the full 12-month return of value stocks (10.82% for growth versus 5.20% for value).

      The second half of the 12-month period was also a good time to be in the fixed-income market, as the performance of all major fixed-income indices was strongly positive between January and July 2019. The rally helped produce attractive returns across most asset classes for the full 12-month period, with the Fund's fixed-income benchmark, the Bloomberg Barclays Index (up by 8.60%), turning in one of the better performances.

      With regard to the Fund's positioning, during the 12-month period we consistently maintained the portfolio's equity allocation at roughly 62% or 63% of invested assets, with 37% or 38% allocated to bonds and other income-oriented investments.

Q What were the principal factors driving the Fund's benchmark-relative performance during the 12-month period ended July 31, 2019?

A Within equities, positive stock selection results benefited the Fund's performance versus the S&P 500. Throughout the 12-month period, we maintained our core investment strategy with regard to equities, with good portfolio exposures to both value and growth stocks. However, we did tilt the Fund's holdings toward growth stocks, a tactic that aided benchmark-relative returns.

      Sector allocation results detracted from the Fund's benchmark-relative performance within equities over the 12-month period, as the portfolio's energy holdings underperformed (energy was the weakest sector within the S&P 500 over the 12-month period). Meanwhile, the portfolio's underweights to utilities and real estate also hurt relative returns, as those two sectors were among the best performers in the S&P 500 over the period. On the positive side, performance relative to the S&P 500 benefited from the Fund's overweight to the consumer discretionary sector.

                           Pioneer Balanced ESG Fund | Annual Report | 7/31/19 5

      Within fixed income, a short-duration portfolio stance of roughly --1 year relative to the Bloomberg Barclays Index detracted from benchmark-relative performance during the 12-month period, as longer-duration portfolios outperformed in an environment featuring declining interest rates. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q What specific investments or portfolio allocations had noteworthy effects on the Fund's benchmark-relative performance during the 12-month period ended July 31, 2019?

A Individual stock positions held in the Fund that aided benchmark-relative performance during the 12-month period included networking giant Cisco Systems; Chipotle Mexican Grill, a restaurant chain specializing in Mexican food; Motorola Solutions, a radio communications company focused on first responders; and Microsoft, the software corporation. Cisco was the top contributor to the Fund's benchmark-relative performance during the period, as the company successfully introduced new products for its corporate customer base. Motorola expanded its offerings during the period, thus boosting the stock's performance, while Microsoft has continued to experience great success in transforming its products to cloud offerings.

      Notable detractors from the Fund's benchmark-relative returns within equities included positions in two energy companies: Occidental Petroleum, which made an acquisition that was not well received by investors, and Targa Resources, a natural gas processing and gas liquids pipeline company. In addition, the Fund's position in Bank of America underperformed during the period, and we opted to sell the stock due to, among other reasons, concerns that the company's many workforce reductions could potentially affect employee morale. In place of Bank of America, we established an equity position in another financial firm, JPMorgan Chase.

      Other notable equity investments we sold from the portfolio during the period were Chevron (energy) and Amgen, a pharmaceutical company facing legal challenges to the patent protections on some of its key products. Stocks that we added to the portfolio during the 12-month period included Amazon, the e-Commerce giant, and Novo Nordisk, a pharmaceutical corporation with next-generation insulin products.

      Within fixed income, aside from the duration positioning mentioned earlier, the largest detractor from the Fund's benchmark-relative returns was the portfolio's out-of-benchmark position in 30-year Treasury Inflation-Protected Securities (TIPS), which largely underperformed many other fixed-income groups over the 12-month period as breakeven inflation

6 Pioneer Balanced ESG Fund | Annual Report | 7/31/19 levels declined sharply. Overall sector allocation results within fixed income were positive, led by the Fund's holdings in the financials and utilities groups. The Fund's underweighting of Treasury securities also helped benchmark-relative performance in a market environment that saw riskier assets outperform.

      Other positive contributors to the Fund's benchmark-relative performance within fixed income included individual security selection results and our relative emphasis on owning risk-oriented securities, such as corporate bonds.

Q Could you discuss the Fund's commitment to environmental, social, and governance (ESG) investing?

A ESG refers to the three primary factors in measuring the sustainability and ethical impact of an investment in a company or business. With its focus on companies with sustainable business models, the portfolio follows an ESG-friendly investment approach. The Fund's name change to Pioneer Balanced ESG Fund and the adoption of a new investment philosophy to apply certain ESG criteria to the Fund's investments, effective September 1 of this year, emphasize our commitment to that process.

      Per the prospectus, the Fund will not invest in companies significantly involved in the production of alcohol, tobacco products, certain controversial military weapons -- including cluster weapons, anti-personnel mines, nuclear, biological, and chemical weapons -- and the operation of coal mines, gambling casinos, and other gaming businesses. In addition, the Fund's management team uses an ESG screening process, which includes evaluating a company's deployment and treatment of human capital (for example, employee morale), product safety, and social opportunities. "Governance" assessment categories typically include corporate governance and business ethics (such as accounting principles), among other considerations.

Q Did you invest the Fund in any derivative securities during the 12-month period ended July 31, 2019?

A Yes, we did invest in some Treasury futures during the period, primarily to manage the portfolio's duration on the fixed-income side. Even though the Fund's overall short-duration position detracted from benchmark-relative performance during the period, the futures positions had no material effect.

Q Did the Fund's yield, or distributions* to shareholders, change during the 12 months ended July 31, 2019?

A Overall, the Fund's yield remained relatively steady during the 12-month period, despite some declines in Treasury rates.

*     Distributions are not guaranteed.

                           Pioneer Balanced ESG Fund | Annual Report | 7/31/19 7

Q     What is your investment outlook?

A We do not believe the U.S. economy is heading toward recession, and so we have positioned the Fund in the expectation that there will be continued economic growth.

      Within equities, we have maintained the Fund's overweights relative to the S&P 500 in the consumer discretionary and financial sectors, and in materials and industrials. In information technology, real estate, and energy, the Fund is equal-weighted relative to the S&P 500. Despite the portfolio's current equity weightings, which imply an optimistic view of the economy, we also are aware that things could change. For example, a breakdown in trade negotiations could undermine investor confidence. For this and other reasons, we are being especially selective regarding the Fund's weightings in the industrials and materials sectors.

      On the fixed-income side, we are closely monitoring foreign money flows into the U.S. capital markets. Any significant changes in global cash flows could affect the Fund's positioning, given that such changes could very well affect valuations.

      Overall, we think both consumers and corporate institutions are financially healthy. Looking forward, we think the primary factor that could signal the possibility of recession is the Treasury yield curve, where long-term rates, which normally are higher than short-term rates, have at times fallen below short-term rates in recent months, thus creating an "inverted" curve. In the past, inverted yield curves have sometimes foreshadowed a deterioration in economic conditions. Right now, however, we believe the economy should continue along on a healthy path.

8 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Please refer to the Schedule of Investments on pages 20-45 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

                           Pioneer Balanced ESG Fund | Annual Report | 7/31/19 9

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Portfolio Summary | 7/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              64.8%
U.S. Government and Agency Obligations                                     12.1%
Corporate Bonds                                                            10.4%
Collateralized Mortgage Obligations                                         9.0%
Asset Backed Securities                                                     1.2%
Senior Secured Floating Rate Loan Interests                                 0.9%
Insurance-Linked Securities                                                 0.8%
Affiliated Closed-End Fund(l)                                               0.3%
Municipal Bonds                                                             0.2%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bonds                                                    0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Mortgage Securities                                                        15.4%
Financials                                                                 14.6%
Information Technology                                                     14.4%
Consumer Discretionary                                                      8.6%
Health Care                                                                 8.0%
Industrials                                                                 7.7%
Communication Services                                                      6.5%
Energy                                                                      4.9%
Government                                                                  4.3%
Consumer Staples                                                            4.2%
Materials                                                                   3.0%
Asset Backed Securities                                                     2.8%
Real Estate                                                                 2.1%
Consumer Non-Cyclical                                                       1.6%
Utilities                                                                   1.4%
Consumer Cyclical                                                           0.3%
Technology                                                                  0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        4.45%
--------------------------------------------------------------------------------
 2. Alphabet, Inc.                                                         3.04
--------------------------------------------------------------------------------
 3. Amazon.com, Inc.                                                       2.92
--------------------------------------------------------------------------------
 4. Cisco Systems, Inc.                                                    2.36
--------------------------------------------------------------------------------
 5. CME Group, Inc.                                                        2.04
--------------------------------------------------------------------------------
 6. Motorola Solutions, Inc.                                               1.96
--------------------------------------------------------------------------------
 7. Apple, Inc.                                                            1.89
--------------------------------------------------------------------------------
 8. Procter & Gamble Co.                                                   1.79
--------------------------------------------------------------------------------
 9. JPMorgan Chase & Co.                                                   1.76
--------------------------------------------------------------------------------
10. Discover Financial Services                                            1.62
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(l) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.


                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 11

Prices and Distributions | 7/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                       7/31/19                   7/31/18
--------------------------------------------------------------------------------
     A                           $9.57                     $9.64
--------------------------------------------------------------------------------
     C                           $9.50                     $9.57
--------------------------------------------------------------------------------
     K                           $9.56                     $9.63
--------------------------------------------------------------------------------
     R                           $9.59                     $9.64
--------------------------------------------------------------------------------
     Y                           $9.64                     $9.71
--------------------------------------------------------------------------------

Distributions per Share: 8/1/18-7/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment          Short-Term            Long-Term
    Class           Income              Capital Gains         Capital Gains
--------------------------------------------------------------------------------
     A             $0.1760                 $ --                 $0.6304
--------------------------------------------------------------------------------
     C             $0.1004                 $ --                 $0.6304
--------------------------------------------------------------------------------
     K             $0.1927                 $ --                 $0.6304
--------------------------------------------------------------------------------
     R             $0.1343                 $ --                 $0.6304
--------------------------------------------------------------------------------
     Y             $0.2029                 $ --                 $0.6304
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Performance Update | 7/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2019)
-------------------------------------------------------------
                                               Bloomberg
                                               Barclays
                                               U.S. Govern-
               Net      Public                 ment/
               Asset    Offering     S&P       Credit
               Value    Price        500       Bond
Period         (NAV)    (POP)        Index     Index
-------------------------------------------------------------
10 years       9.16%    8.66%        14.03%    3.92%
5 years        6.85     5.87         11.34     3.16
1 year         8.51     3.62          7.99     8.60
-------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
Gross          Net
-----------------------------------------------------------
1.07%          1.03%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Bloomberg
            Pioneer                            Barclays U.S.
            Balanced ESG      S&P 500          Government/Credit
            Fund              Index            Bond Index
7/09        $ 9,550           $10,000          $10,000
7/10        $10,512           $11,384          $10,894
7/11        $12,096           $13,621          $11,387
7/12        $12,581           $14,864          $12,349
7/13        $14,495           $18,580          $12,103
7/14        $16,470           $21,728          $12,578
7/15        $17,595           $24,163          $12,898
7/16        $17,749           $25,519          $13,772
7/17        $19,335           $29,613          $13,663
7/18        $21,140           $34,422          $13,531
7/19        $22,938           $37,171          $14,695

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 13

Performance Update | 7/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2019)
-------------------------------------------------------------
                                              Bloomberg
                                              Barclays
                                              U.S. Govern-
                                              ment/
                                   S&P        Credit
               If       If Re-     500        Bond
Period         Held     deemed     Index      Index
-------------------------------------------------------------
10 years       8.30%    8.30%      14.03%     3.92%
5 years        6.07     6.07       11.34      3.16
1 year         7.68     7.68        7.99      8.60
-------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
Gross
-----------------------------------------------------------
1.80%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Bloomberg
            Pioneer                            Barclays U.S.
            Balanced ESG       S&P 500         Government/Credit
            Fund               Index           Bond Index
7/09        $10,000            $10,000         $10,000
7/10        $10,923            $11,384         $10,894
7/11        $12,451            $13,621         $11,387
7/12        $12,839            $14,864         $12,349
7/13        $14,681            $18,580         $12,103
7/14        $16,532            $21,728         $12,578
7/15        $17,547            $24,163         $12,898
7/16        $17,553            $25,519         $13,772
7/17        $18,975            $29,613         $13,663
7/18        $20,612            $34,422         $13,531
7/19        $22,196            $37,171         $14,695

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

14 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Performance Update | 7/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2019)
----------------------------------------------------------
                                            Bloomberg
                                            Barclays
                                            U.S. Govern-
                       Net                  ment/
                       Asset      S&P       Credit
                       Value      500       Bond
Period                 (NAV)      Index     Index
----------------------------------------------------------
10 years               9.25%      14.03%    3.92%
5 years                7.04       11.34     3.16
1 year                 8.72        7.99     8.60
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
Gross
-----------------------------------------------------------
0.75%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                 Bloomberg
            Pioneer                              Barclays U.S.
            Balanced ESG       S&P 500           Government/Credit
            Fund               Index             Bond Index
7/09        $ 5,000,000        $ 5,000,000       $5,000,000
7/10        $ 5,503,765        $ 5,691,838       $5,447,198
7/11        $ 6,333,062        $ 6,810,343       $5,693,647
7/12        $ 6,586,755        $ 7,432,245       $6,174,476
7/13        $ 7,588,838        $ 9,290,125       $6,051,260
7/14        $ 8,623,183        $10,863,884       $6,288,901
7/15        $ 9,211,827        $12,081,407       $6,448,954
7/16        $ 9,291,918        $12,759,653       $6,885,885
7/17        $10,162,048        $14,806,561       $6,831,576
7/18        $11,144,051        $17,211,172       $6,765,640
7/19        $12,115,541        $18,585,623       $7,347,628

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 15

Performance Update | 7/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2019)
-----------------------------------------------------------
                                             Bloomberg
                                             Barclays
                                             U.S. Govern-
                       Net                   ment/
                       Asset      S&P        Credit
                       Value      500        Bond
Period                 (NAV)      Index      Index
-----------------------------------------------------------
10 years               9.08%      14.03%     3.92%
5 years                6.69       11.34      3.16
1 year                 8.24        7.99      8.60
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
Gross         Net
-----------------------------------------------------------
1.47%         1.34%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Bloomberg
            Pioneer                            Barclays U.S.
            Balanced ESG       S&P 500         Government/Credit
            Fund               Index           Bond Index
7/09        $10,000            $10,000         $10,000
7/10        $11,008            $11,384         $10,894
7/11        $12,666            $13,621         $11,387
7/12        $13,174            $14,864         $12,349
7/13        $15,178            $18,580         $12,103
7/14        $17,246            $21,728         $12,578
7/15        $18,424            $24,163         $12,898
7/16        $18,547            $25,519         $13,772
7/17        $20,175            $29,613         $13,663
7/18        $22,026            $34,422         $13,531
7/19        $23,839            $37,171         $14,695

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019 for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

16 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Performance Update | 7/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2019)
-------------------------------------------------------------
                                               Bloomberg
                                               Barclays
                                               U.S. Govern-
                       Net                     ment/
                       Asset      S&P          Credit
                       Value      500          Bond
Period                 (NAV)      Index        Index
-------------------------------------------------------------
10 years               9.47%      14.03%       3.92%
5 years                7.11       11.34        3.16
1 year                 8.77        7.99        8.60
-------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
-----------------------------------------------------------
Gross         Net
-----------------------------------------------------------
0.83%         0.69%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                  Bloomberg
            Pioneer                               Barclays U.S.
            Balanced ESG       S&P 500            Government/Credit
            Fund               Index              Bond Index
7/09        $ 5,000,000        $ 5,000,000        $5,000,000
7/10        $ 5,529,022        $ 5,691,838        $5,447,198
7/11        $ 6,374,702        $ 6,810,343        $5,693,647
7/12        $ 6,655,360        $ 7,432,245        $6,174,476
7/13        $ 7,701,144        $ 9,290,125        $6,051,260
7/14        $ 8,761,755        $10,863,884        $6,288,901
7/15        $ 9,390,314        $12,081,407        $6,448,954
7/16        $ 9,479,597        $12,759,653        $6,885,885
7/17        $10,357,193        $14,806,561        $6,831,576
7/18        $11,358,931        $17,211,172        $6,765,640
7/19        $12,354,963        $18,585,623        $7,347,628

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund

Based on actual returns from February 1, 2019 through July 31, 2019.

------------------------------------------------------------------------------------------
Share Class                     A            C            K            R            Y
------------------------------------------------------------------------------------------
Beginning Account           $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 2/1/19
------------------------------------------------------------------------------------------
Ending Account              $1,105.78    $1,103.05    $1,107.13    $1,061.18    $1,107.41
Value (after expenses)
on 7/31/19
------------------------------------------------------------------------------------------
Expenses Paid                   $5.27        $9.13        $3.97        $6.64        $3.61
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.75%, 0.76%, 1.30%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares respectively, and multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period)

18 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2019 through July 31, 2019.

------------------------------------------------------------------------------------------
Share Class                     A            C            K            R            Y
------------------------------------------------------------------------------------------
Beginning Account           $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 2/1/19
------------------------------------------------------------------------------------------
Ending Account              $1,019.79    $1,016.12    $1,021.03    $1,018.35    $1,021.37
Value (after expenses)
on 7/31/19
------------------------------------------------------------------------------------------
Expenses Paid                   $5.06        $8.75        $3.81        $6.51        $3.46
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.75%, 0.76%, 1.30%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares respectively, and multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period)

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 19

Schedule of Investments | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 96.3%
                         COMMON STOCKS -- 62.6% of Net Assets
                         Aerospace & Defense -- 1.4%
    22,865               Raytheon Co.                                                                      $  4,168,061
                                                                                                           ------------
                         Total Aerospace & Defense                                                         $  4,168,061
-----------------------------------------------------------------------------------------------------------------------
                         Banks -- 2.2%
    20,756               Comerica, Inc.                                                                    $  1,519,339
    44,262               JPMorgan Chase & Co.                                                                 5,134,392
                                                                                                           ------------
                         Total Banks                                                                       $  6,653,731
-----------------------------------------------------------------------------------------------------------------------
                         Beverages -- 1.3%
    31,852               PepsiCo., Inc.                                                                    $  4,071,004
                                                                                                           ------------
                         Total Beverages                                                                   $  4,071,004
-----------------------------------------------------------------------------------------------------------------------
                         Building Products -- 0.1%
    19,057(a)            Resideo Technologies, Inc.                                                        $    359,415
                                                                                                           ------------
                         Total Building Products                                                           $    359,415
-----------------------------------------------------------------------------------------------------------------------
                         Capital Markets -- 3.0%
     3,283               BlackRock, Inc.                                                                   $  1,535,393
    30,664               CME Group, Inc.                                                                      5,961,695
    12,958               T.Rowe Price Group, Inc.                                                             1,469,308
                                                                                                           ------------
                         Total Capital Markets                                                             $  8,966,396
-----------------------------------------------------------------------------------------------------------------------
                         Chemicals -- 1.2%
    31,275               Dow, Inc.                                                                         $  1,514,961
     7,164               Ecolab, Inc.                                                                         1,445,193
    16,959               HB Fuller Co.                                                                          810,810
                                                                                                           ------------
                         Total Chemicals                                                                   $  3,770,964
-----------------------------------------------------------------------------------------------------------------------
                         Commercial Services & Supplies -- 2.2%
    90,476(a)            IAA, Inc.                                                                         $  4,229,753
    90,476               KAR Auction Services, Inc.                                                           2,419,328
                                                                                                           ------------
                         Total Commercial Services & Supplies                                              $  6,649,081
-----------------------------------------------------------------------------------------------------------------------
                         Communications Equipment -- 4.2%
   124,358               Cisco Systems, Inc.                                                               $  6,889,433
    34,398               Motorola Solutions, Inc.                                                             5,708,692
                                                                                                           ------------
                         Total Communications Equipment                                                    $ 12,598,125
-----------------------------------------------------------------------------------------------------------------------
                         Consumer Finance -- 1.6%
    52,615               Discover Financial Services                                                       $  4,721,670
                                                                                                           ------------
                         Total Consumer Finance                                                            $  4,721,670
-----------------------------------------------------------------------------------------------------------------------
                         Containers & Packaging -- 0.8%
    18,439               Ball Corp.                                                                        $  1,318,020
    23,546               International Paper Co.                                                              1,033,905
                                                                                                           ------------
                         Total Containers & Packaging                                                      $  2,351,925
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication Services -- 2.1%
   131,514               AT&T, Inc.                                                                        $  4,478,052
   147,191               CenturyLink, Inc.                                                                    1,779,539
                                                                                                           ------------
                         Total Diversified Telecommunication Services                                      $  6,257,591
-----------------------------------------------------------------------------------------------------------------------
                         Electrical Equipment -- 0.4%
    17,407               Emerson Electric Co.                                                              $  1,129,366
                                                                                                           ------------
                         Total Electrical Equipment                                                        $  1,129,366
-----------------------------------------------------------------------------------------------------------------------
                         Electronic Equipment, Instruments & Components -- 0.5%
    17,217               TE Connectivity, Ltd.                                                             $  1,590,851
                                                                                                           ------------
                         Total Electronic Equipment, Instruments & Components                              $  1,590,851
-----------------------------------------------------------------------------------------------------------------------
                         Entertainment -- 0.7%
    22,459(a)            Electronic Arts, Inc.                                                             $  2,077,458
                                                                                                           ------------
                         Total Entertainment                                                               $  2,077,458
-----------------------------------------------------------------------------------------------------------------------
                         Equity Real Estate Investment Trusts (REITs) -- 1.9%
    17,769               Crown Castle International Corp.                                                  $  2,367,897
     8,878               Digital Realty Trust, Inc.                                                           1,015,288
     2,549               Equinix, Inc.                                                                        1,279,853
     7,714               Simon Property Group, Inc.                                                           1,251,211
                                                                                                           ------------
                         Total Equity Real Estate Investment Trusts (REITs)                                $  5,914,249
-----------------------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing -- 0.4%
    16,545               Sysco Corp.                                                                       $  1,134,491
                                                                                                           ------------
                         Total Food & Staples Retailing                                                    $  1,134,491
-----------------------------------------------------------------------------------------------------------------------
                         Food Products -- 0.6%
    10,963               Hershey Co.                                                                       $  1,663,526
                                                                                                           ------------
                         Total Food Products                                                               $  1,663,526
-----------------------------------------------------------------------------------------------------------------------
                         Health Care Equipment & Supplies -- 2.5%
    27,955               Abbott Laboratories                                                               $  2,434,881
     9,779               Becton Dickinson and Co.                                                             2,472,131
     3,958               Cooper Cos., Inc.                                                                    1,335,429
     9,965               ResMed, Inc.                                                                         1,282,496
                                                                                                           ------------
                         Total Health Care Equipment & Supplies                                            $  7,524,937
-----------------------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure -- 2.4%
    41,550               Cedar Fair LP                                                                     $  2,097,028
     2,102(a)            Chipotle Mexican Grill, Inc.                                                         1,672,204
    15,887               McDonald's Corp.                                                                     3,347,709
                                                                                                           ------------
                         Total Hotels, Restaurants & Leisure                                               $  7,116,941
-----------------------------------------------------------------------------------------------------------------------
                         Household Products -- 1.7%
    44,254               Procter & Gamble Co.                                                              $  5,223,742
                                                                                                           ------------
                         Total Household Products                                                          $  5,223,742
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 21

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 1.5%
    25,510               Honeywell International, Inc.                                                     $  4,399,454
                                                                                                           ------------
                         Total Industrial Conglomerates                                                    $  4,399,454
-----------------------------------------------------------------------------------------------------------------------
                         Insurance -- 2.5%
    23,379               American International Group, Inc.                                                $  1,308,990
    51,735               Progressive Corp.                                                                    4,189,500
    55,163               Sun Life Financial, Inc.                                                             2,283,197
                                                                                                           ------------
                         Total Insurance                                                                   $  7,781,687
-----------------------------------------------------------------------------------------------------------------------
                         Interactive Media & Services -- 2.9%
     7,278(a)            Alphabet, Inc.                                                                    $  8,866,059
                                                                                                           ------------
                         Total Interactive Media & Services                                                $  8,866,059
-----------------------------------------------------------------------------------------------------------------------
                         Internet & Direct Marketing Retail -- 3.1%
     4,566(a)            Amazon.com, Inc.                                                                  $  8,523,718
    17,557               eBay, Inc.                                                                             723,173
                                                                                                           ------------
                         Total Internet & Direct Marketing Retail                                          $  9,246,891
-----------------------------------------------------------------------------------------------------------------------
                         IT Services -- 0.6%
     9,750               Accenture Plc                                                                     $  1,877,655
                                                                                                           ------------
                         Total IT Services                                                                 $  1,877,655
-----------------------------------------------------------------------------------------------------------------------
                         Leisure Products -- 0.2%
     3,872               Hasbro, Inc.                                                                      $    469,132
                                                                                                           ------------
                         Total Leisure Products                                                            $    469,132
-----------------------------------------------------------------------------------------------------------------------
                         Machinery -- 0.5%
    28,714               Komatsu, Ltd. (A.D.R.)                                                            $    641,184
    21,380               Timken Co.                                                                             977,280
                                                                                                           ------------
                         Total Machinery                                                                   $  1,618,464
-----------------------------------------------------------------------------------------------------------------------
                         Metals & Mining -- 0.3%
    17,287               Nucor Corp.                                                                       $    940,067
                                                                                                           ------------
                         Total Metals & Mining                                                             $    940,067
-----------------------------------------------------------------------------------------------------------------------
                         Multiline Retail -- 0.4%
     8,946               Dollar General Corp.                                                              $  1,198,943
                                                                                                           ------------
                         Total Multiline Retail                                                            $  1,198,943
-----------------------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels -- 3.1%
    14,127               EOG Resources, Inc.                                                               $  1,212,803
    33,845               Occidental Petroleum Corp.                                                           1,738,279
    12,018               Phillips 66                                                                          1,232,566
    24,124               Royal Dutch Shell Plc (A.D.R.)                                                       1,517,158
    58,991               Targa Resources Corp.                                                                2,295,340
    14,879               Valero Energy Corp.                                                                  1,268,435
                                                                                                           ------------
                         Total Oil, Gas & Consumable Fuels                                                 $  9,264,581
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 5.2%
    63,872               AstraZeneca Plc (A.D.R.)                                                          $  2,772,683
     4,910(a)            Elanco Animal Health, Inc.                                                             161,834
    24,899               Eli Lilly & Co.                                                                      2,712,746
    47,184               Merck & Co., Inc.                                                                    3,915,800
    34,254               Novo Nordisk AS (A.D.R.)                                                             1,641,452
    40,147               Zoetis, Inc.                                                                         4,612,489
                                                                                                           ------------
                         Total Pharmaceuticals                                                             $ 15,817,004
-----------------------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor Equipment -- 1.7%
    10,549               Lam Research Corp.                                                                $  2,200,627
    34,734(a)            Micron Technology, Inc.                                                              1,559,209
    16,411               MKS Instruments, Inc.                                                                1,397,068
                                                                                                           ------------
                         Total Semiconductors & Semiconductor Equipment                                    $  5,156,904
-----------------------------------------------------------------------------------------------------------------------
                         Software -- 4.3%
    95,348               Microsoft Corp.                                                                   $ 12,993,072
                                                                                                           ------------
                         Total Software                                                                    $ 12,993,072
-----------------------------------------------------------------------------------------------------------------------
                         Specialty Retail -- 1.8%
    17,843               Home Depot, Inc.                                                                  $  3,812,871
    30,297               TJX Cos., Inc.                                                                       1,653,004
                                                                                                           ------------
                         Total Specialty Retail                                                            $  5,465,875
-----------------------------------------------------------------------------------------------------------------------
                         Technology Hardware, Storage & Peripherals -- 2.5%
    25,895               Apple, Inc.                                                                       $  5,516,671
    18,511               HP, Inc.                                                                               389,471
    30,005               NetApp, Inc.                                                                         1,754,992
                                                                                                           ------------
                         Total Technology Hardware, Storage & Peripherals                                  $  7,661,134
-----------------------------------------------------------------------------------------------------------------------
                         Textiles, Apparel & Luxury Goods -- 0.5%
    15,418               Carter's, Inc.                                                                    $  1,434,182
                                                                                                           ------------
                         Total Textiles, Apparel & Luxury Goods                                            $  1,434,182
-----------------------------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 0.3%
     8,279(a)            United Rentals, Inc.                                                              $  1,047,707
                                                                                                           ------------
                         Total Trading Companies & Distributors                                            $  1,047,707
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost $147,232,359)                                                               $189,182,335
-----------------------------------------------------------------------------------------------------------------------
                         CONVERTIBLE PREFERRED STOCK -- 0.1%
                         of Net Assets
                         Banks -- 0.1%
       291(b)            Bank of America Corp., 7.25%                                                      $    412,475
                                                                                                           ------------
                         Total Banks                                                                       $    412,475
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK
                         (Cost $361,167)                                                                   $    412,475
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 23

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITIES -- 1.2% of Net Assets
   100,000               AXIS Equipment Finance Receivables VI LLC,
                         Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)                                    $    103,450
   300,000               AXIS Equipment Finance Receivables VI LLC,
                         Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)                                         309,759
   200,000               BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
                         8/21/23 (144A)                                                                         202,979
   427,734               BXG Receivables Note Trust, Series 2018-A, Class C,
                         4.44%, 2/2/34 (144A)                                                                   439,377
         4               Drive Auto Receivables Trust, Series 2016-BA, Class D,
                         4.53%, 8/15/23 (144A)                                                                        4
   380,000               Exeter Automobile Receivables Trust, Series 2018-4A,
                         Class C, 3.97%, 9/15/23 (144A)                                                         386,952
   150,000               Home Partners of America Trust, Series 2019-1, Class D,
                         3.406%, 9/17/39 (144A)                                                                 149,999
   570,000(c)            Invitation Homes Trust, Series 2018-SFR3, Class E,
                         4.314% (1 Month USD LIBOR + 200 bps),
                         7/17/37 (144A)                                                                         570,612
   300,000               Progress Residential Trust, Series 2018-SFR3, Class E,
                         4.873%, 10/17/35 (144A)                                                                312,484
   210,000               Progress Residential Trust, Series 2019-SFR2, Class E,
                         4.142%, 5/17/36 (144A)                                                                 214,637
   236,950               SpringCastle Funding Asset-Backed Notes, Series 2019-AA,
                         Class A, 3.2%, 5/27/36 (144A)                                                          238,440
   492,889               Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
                         6/15/38 (144A)                                                                         492,363
    96,250               Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                         12/20/28 (144A)                                                                         96,166
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $3,462,263)                                                                 $  3,517,222
-----------------------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.6%
                         of Net Assets
   110,000(d)            Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
                         4.5%, 11/25/48 (144A)                                                             $    114,014
   200,000(d)            BAMLL Commercial Mortgage Securities Trust, Series
                         2016-FR14, Class A, 2.976%, 2/27/48 (144A)                                             199,158
   500,000               BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                      525,689
   389,817(c)            Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                         2.806% (1 Month USD LIBOR + 54 bps), 8/25/35                                           392,327
   310,000(c)            Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.866%
                         (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                          310,798
   150,000(c)            Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 4.116%
                         (1 Month USD LIBOR + 185 bps), 10/25/27 (144A)                                         150,214
   150,000(c)            Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 4.016%
                         (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)                                          150,666

The accompanying notes are an integral part of these financial statements.

24 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
   100,000               CD Mortgage Trust, Series 2018-CD7, Class A3,
                         4.013%, 8/15/51                                                                   $    110,085
   250,000               CFCRE Commercial Mortgage Trust, Series 2016-C3,
                         Class A2, 3.597%, 1/10/48                                                              263,021
   250,000(c)            CHC Commercial Mortgage Trust, Series 2019-CHC, Class E,
                         4.75% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)                                    250,391
   500,000(d)            Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                         Class B, 4.805%, 3/10/47                                                               538,370
   556,403(d)            Citigroup Mortgage Loan Trust, Series 2018-RP2,
                         Class A1, 3.5%, 2/25/58 (144A)                                                         566,618
   511,128(d)            Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
                         Class A1, 3.0%, 9/25/64 (144A)                                                         516,215
   500,000               COMM Mortgage Trust, Series 2012-CR2, Class AM,
                         3.791%, 8/15/45                                                                        513,907
   337,284               COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                         3.546%, 6/10/47                                                                        353,481
   750,000               COMM Mortgage Trust, Series 2015-3BP, Class A,
                         3.178%, 2/10/35 (144A)                                                                 777,567
   250,000(d)            COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                         3.685%, 5/10/48 (144A)                                                                 250,157
   118,945(c)            Connecticut Avenue Securities Trust, Series 2018-R07,
                         Class 1M1, 3.016% (1 Month USD LIBOR + 75 bps),
                         4/25/31 (144A)                                                                         119,025
   850,000(c)            Connecticut Avenue Securities Trust, Series 2019-R02,
                         Class 1M2, 4.566% (1 Month USD LIBOR + 230 bps),
                         8/25/31 (144A)                                                                         856,493
     3,302               Credit Suisse First Boston Mortgage Securities Corp., Series
                         2005-C2, Class AMFX, 4.877%, 4/15/37                                                     3,227
   400,000(c)            Credit Suisse Mortgage Capital Certificates, Series
                         2019-ICE4, Class E, 4.475% (1 Month USD LIBOR +
                         215 bps), 5/15/36 (144A)                                                               402,502
   100,000(d)            CSAIL Commercial Mortgage Trust, Series 2015-C4,
                         Class B, 4.331%, 11/15/48                                                              106,249
   500,000(d)            CSAIL Commercial Mortgage Trust, Series 2016-C5,
                         Class C, 4.536%, 11/15/48                                                              530,479
   772,953(d)            CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                         7/25/58 (144A)                                                                         792,131
   240,000(c)            Eagle Re, Ltd., Series 2018-1, Class M1, 3.966% (1 Month
                         USD LIBOR + 170 bps), 11/25/28 (144A)                                                  239,726
   350,000(c)            Eagle Re, Ltd., Series 2019-1, Class M1B, 4.066%
                         (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)                                          349,185
   253,819(d)            EverBank Mortgage Loan Trust, Series 2013-2, Class A,
                         3.0%, 6/25/43 (144A)                                                                   254,023
   340,000(c)            Fannie Mae Connecticut Avenue Securities, Series 2018-C03,
                         Class 1M2, 4.416% (1 Month USD LIBOR +
                         215 bps), 10/25/30                                                                     342,544

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 25

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    88,141(c)            Federal Home Loan Mortgage Corp. REMICS, Series 1671,
                         Class S, 2.975% (1 Month USD LIBOR +
                         65 bps), 2/15/24                                                                  $     89,455
   781,427               Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                         Class HA, 3.5%, 11/15/25                                                               811,899
    33,019(c)            Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                         Class FA, 2.725% (1 Month USD LIBOR +
                         40 bps), 5/15/41                                                                        32,639
     5,251               Federal Home Loan Mortgage Corp. REMICS, Series 3909,
                         Class UG, 2.5%, 8/15/25                                                                  5,246
   251,070(c)(e)         Federal Home Loan Mortgage Corp. REMICS, Series 4091,
                         Class SH, 4.225% (1 Month USD LIBOR +
                         655 bps), 8/15/42                                                                       55,075
    42,420(c)            Federal National Mortgage Association REMICS, Series
                         2006-23, Class FP, 2.566% (1 Month USD LIBOR +
                         30 bps), 4/25/36                                                                        42,298
    31,210(c)            Federal National Mortgage Association REMICS, Series
                         2006-104, Class GF, 2.586% (1 Month USD LIBOR +
                         32 bps), 11/25/36                                                                       31,143
    18,583(c)            Federal National Mortgage Association REMICS, Series
                         2007-93, Class FD, 2.816% (1 Month USD LIBOR +
                         55 bps), 9/25/37                                                                        18,520
   105,157(c)            Federal National Mortgage Association REMICS, Series
                         2011-63, Class FG, 2.716% (1 Month USD LIBOR +
                         45 bps), 7/25/41                                                                       105,379
   271,828(d)            Flagstar Mortgage Trust, Series 2018-5, Class A7, 4.0%,
                         9/25/48 (144A)                                                                         275,657
   350,000(c)            Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
                         3.016% (1 Month USD LIBOR + 75 bps),
                         10/25/48 (144A)                                                                        350,396
   350,000(c)            Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
                         4.716% (1 Month USD LIBOR + 245 bps),
                         3/25/49 (144A)                                                                         354,051
   190,000(c)            Freddie Mac Stacr Trust, Series 2019-DNA3, Class M2,
                         4.35% (1 Month USD LIBOR + 205 bps), 7/25/49 (144A)                                    190,312
    80,000(c)            Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                         4.616% (1 Month USD LIBOR + 235 bps), 2/25/49 (144A)                                    80,795
   310,000(c)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2017-DNA3, Class M2, 4.766% (1 Month USD
                         LIBOR + 250 bps), 3/25/30                                                              317,139
    26,335(c)            Government National Mortgage Association, Series
                         2000-36, Class FG, 2.772% (1 Month USD LIBOR +
                         50 bps), 11/20/30                                                                       26,337
 1,808,103(d)(e)         Government National Mortgage Association, Series
                         2017-21, Class IO, 0.795%, 10/16/58                                                    127,364
   290,000               GS Mortgage Securities Trust, Series 2015-GC28,
                         Class A5, 3.396%, 2/10/48                                                              302,831

The accompanying notes are an integral part of these financial statements.

26 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
   150,000(c)            Home Re, Ltd., Series 2018-1, Class M1, 3.866% (1 Month
                         USD LIBOR + 160 bps), 10/25/28 (144A)                                             $    149,767
   250,000(c)            Home Re, Ltd., Series 2019-1, Class M1, 3.916% (1 Month
                         USD LIBOR + 165 bps), 5/25/29 (144A)                                                   250,284
   375,000               JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)                                      399,373
   602,769(d)            JP Morgan Mortgage Trust, Series 2017-2, Class A5, 3.5%,
                         5/25/47 (144A)                                                                         611,027
   444,889(d)            JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%,
                         11/25/48 (144A)                                                                        447,934
   513,414(d)            JP Morgan Mortgage Trust, Series 2018-9, Class A5, 4.0%,
                         2/25/49 (144A)                                                                         520,622
   456,910(d)            JP Morgan Mortgage Trust, Series 2019-1, Class A4, 4.0%,
                         5/25/49 (144A)                                                                         463,050
   329,907(d)            JP Morgan Mortgage Trust, Series 2019-2, Class A6, 4.0%,
                         8/25/49 (144A)                                                                         339,258
   250,000               JPMDB Commercial Mortgage Securities Trust, Series,
                         2018-C8 Class A4, 4.211%, 6/15/51                                                      277,193
 2,450,000(d)(e)         JPMDB Commercial Mortgage Securities Trust, Series
                         2018-C8, Class XB, 0.113%, 6/15/51                                                      28,101
   950,000(d)            Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
                         3.5%, 4/25/66 (144A)                                                                   958,970
   300,000               Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
                         4.418%, 7/11/40 (144A)                                                                 335,628
   500,000               New Residential Mortgage Loan Trust, Series 2019-RPL2,
                         Class A1, 3.25%, 2/25/49 (144A)                                                        506,705
   265,000(c)            NovaStar Mortgage Funding Trust, Series 2004-3,
                         Class M4, 3.841% (1 Month USD LIBOR +
                         158 bps), 12/25/34                                                                     268,132
   519,942(d)            PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                         9/25/43 (144A)                                                                         528,328
   126,878(c)            Radnor Re, Ltd., Series 2018-1, Class M1, 3.666%
                         (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                          127,184
   300,000(c)            Radnor Re, Ltd., Series 2019-1, Class M1B, 4.216%
                         (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                          300,407
   542,342(d)            Sequoia Mortgage Trust, Series 2013-8, Class A1,
                         3.0%, 6/25/43                                                                          543,064
   823,221(d)            Sequoia Mortgage Trust, Series 2015-3, Class A4, 3.5%,
                         7/25/45 (144A)                                                                         833,730
   436,131(d)            Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.0%,
                         11/25/48 (144A)                                                                        441,992
   280,000(c)            STACR Trust, Series 2018-DNA3, Class M2, 4.366%
                         (1 Month USD LIBOR + 210 bps), 9/25/48 (144A)                                          280,789
   330,000(c)            STACR Trust, Series 2018-HRP2, Class M3, 4.666%
                         (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                          338,314
   750,000(d)            Towd Point Mortgage Trust, Series 2015-4, Class A2,
                         3.75%, 4/25/55 (144A)                                                                  768,794

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 27

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
   750,000(d)            Towd Point Mortgage Trust, Series 2015-5, Class M1,
                         3.5%, 5/25/55 (144A)                                                              $    766,944
   550,000(d)            Towd Point Mortgage Trust, Series 2016-3, Class M1,
                         3.5%, 4/25/56 (144A)                                                                   566,083
 1,100,000(d)            Towd Point Mortgage Trust, Series 2017-6, Class A2,
                         3.0%, 10/25/57 (144A)                                                                1,088,840
   297,243(d)            Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                         4.0%, 10/25/58 (144A)                                                                  300,006
   405,886(d)            WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                         3.0%, 2/20/45 (144A)                                                                   411,297
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $25,505,219)                                                                $ 26,046,614
-----------------------------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 10.1% of Net Assets
                         Aerospace & Defense -- 0.1%
   355,000               Rockwell Collins, Inc., 3.2%, 3/15/24                                             $    365,291
                                                                                                           ------------
                         Total Aerospace & Defense                                                         $    365,291
-----------------------------------------------------------------------------------------------------------------------
                         Airlines -- 0.1%
   150,859               Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
                         1/15/30 (144A)                                                                    $    152,477
                                                                                                           ------------
                         Total Airlines                                                                    $    152,477
-----------------------------------------------------------------------------------------------------------------------
                         Auto Manufacturers -- 0.1%
   300,000               Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                        $    320,893
                                                                                                           ------------
                         Total Auto Manufacturers                                                          $    320,893
-----------------------------------------------------------------------------------------------------------------------
                         Banks -- 1.8%
   200,000               ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)                                            $    215,499
   200,000(d)            AIB Group Plc, 4.263% (3 Month USD LIBOR +
                         187 bps), 4/10/25 (144A)                                                               205,506
   475,000(b)(d)         BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                         415 bps) (144A)                                                                        495,188
   200,000               BPCE SA, 4.875%, 4/1/26 (144A)                                                         216,166
   200,000               Cooperatieve Rabobank UA, 3.875%, 2/8/22                                               207,148
   250,000               Cooperatieve Rabobank UA, 3.95%, 11/9/22                                               259,198
   465,000(b)(d)         Credit Suisse Group AG, 7.125% (5 Year USD Swap
                         Rate + 511 bps)                                                                        492,319
   195,000(d)            Goldman Sachs Group, Inc., 3.272% (3 Month USD
                         LIBOR + 120 bps), 9/29/25                                                              199,055
   140,000(d)            Goldman Sachs Group, Inc., 4.223% (3 Month USD
                         LIBOR + 130 bps), 5/1/29                                                               150,789
   200,000               HSBC Holdings Plc, 4.875%, 1/14/22                                                     210,612
   951,000(b)(d)         JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)                                        960,510
   250,000               Morgan Stanley, 4.1%, 5/22/23                                                          262,112
   450,000               Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                 468,111

The accompanying notes are an integral part of these financial statements.

28 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Banks -- (continued)
   650,000(b)(d)         Societe Generale SA, 7.375% (5 Year USD Swap
                         Rate + 624 bps) (144A)                                                            $    676,812
   240,000(b)(d)         UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                         Swap Rate + 434 bps) (144A)                                                            253,200
    65,000(b)(d)         UBS Group Funding Switzerland AG, 7.125% (5 Year
                         USD Swap Rate + 588 bps)                                                                67,838
                                                                                                           ------------
                         Total Banks                                                                       $  5,340,063
-----------------------------------------------------------------------------------------------------------------------
                         Biotechnology -- 0.2%
   102,000               Baxalta, Inc., 3.6%, 6/23/22                                                      $    104,225
   350,000               Biogen, Inc., 5.2%, 9/15/45                                                            399,532
                                                                                                           ------------
                         Total Biotechnology                                                               $    503,757
-----------------------------------------------------------------------------------------------------------------------
                         Building Materials -- 0.0%+
   110,000               Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                   $    112,612
                                                                                                           ------------
                         Total Building Materials                                                          $    112,612
-----------------------------------------------------------------------------------------------------------------------
                         Chemicals -- 0.2%
   200,000               Braskem Netherlands Finance BV, 4.5%, 1/10/28                                     $    201,940
    71,000               CF Industries, Inc., 5.375%, 3/15/44                                                    66,740
   140,000               Chemours Co., 7.0%, 5/15/25                                                            137,321
    84,000               Dow Chemical Co., 4.8%, 5/15/49 (144A)                                                  89,213
    10,000               NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                             10,302
                                                                                                           ------------
                         Total Chemicals                                                                   $    505,516
-----------------------------------------------------------------------------------------------------------------------
                         Commercial Services -- 0.1%
   186,000               Verisk Analytics, Inc., 5.5%, 6/15/45                                             $    219,321
                                                                                                           ------------
                         Total Commercial Services                                                         $    219,321
-----------------------------------------------------------------------------------------------------------------------
                         Computers -- 0.0%+
    80,000               NCR Corp., 6.375%, 12/15/23                                                       $     82,162
                                                                                                           ------------
                         Total Computers                                                                   $     82,162
-----------------------------------------------------------------------------------------------------------------------
                         Diversified Financial Services -- 0.2%
   300,000               Capital One Financial Corp., 3.75%, 4/24/24                                       $    315,590
   110,000               Capital One Financial Corp., 4.25%, 4/30/25                                            117,779
   250,000               TD Ameritrade Holding Corp., 3.3%, 4/1/27                                              258,672
                                                                                                           ------------
                         Total Diversified Financial Services                                              $    692,041
-----------------------------------------------------------------------------------------------------------------------
                         Electric -- 1.1%
   220,000               Consolidated Edison Co. of New York, Inc.,
                         4.625%, 12/1/54                                                                   $    254,378
    76,000(f)            Dominion Energy, Inc., 3.071%, 8/15/24                                                  76,669
   250,000               Duke Energy Carolinas LLC, 3.95%, 3/15/48                                              270,940
   230,000               Edison International, 2.95%, 3/15/23                                                   227,473

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 29

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Electric -- (continued)
   250,000(b)(d)         Electricite de France SA, 5.25% (USD Swap Rate +
                         371 bps) (144A)                                                                   $    255,625
   200,000(d)            Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                         588 bps), 9/24/73 (144A)                                                               233,000
   310,000               Iberdrola International BV, 6.75%, 7/15/36                                             418,667
   365,000               NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                   382,669
    18,605               OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                          18,633
   250,000               PPL Capital Funding, Inc, 3.1%, 5/15/26                                                250,323
   215,000               Sempra Energy, 3.4%, 2/1/28                                                            217,929
   185,000               Southern California Edison Co., 4.875%, 3/1/49                                         215,477
   300,000               Southwestern Electric Power Co., 3.9%, 4/1/45                                          303,710
   200,000               Virginia Electric & Power Co., 4.45%, 2/15/44                                          229,754
                                                                                                           ------------
                         Total Electric                                                                    $  3,355,247
-----------------------------------------------------------------------------------------------------------------------
                         Electronics -- 0.2%
   220,000               Amphenol Corp., 3.125%, 9/15/21                                                   $    222,685
    81,000               Amphenol Corp., 3.2%, 4/1/24                                                            83,160
   113,000               Amphenol Corp., 4.35%, 6/1/29                                                          124,120
   250,000               Flex, Ltd., 4.75%, 6/15/25                                                             264,451
    40,000               Flex, Ltd., 4.875%, 6/15/29                                                             41,528
                                                                                                           ------------
                         Total Electronics                                                                 $    735,944
-----------------------------------------------------------------------------------------------------------------------
                         Energy-Alternate Sources -- 0.0%+
    55,201               Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                      $     62,163
                                                                                                           ------------
                         Total Energy-Alternate Sources                                                    $     62,163
-----------------------------------------------------------------------------------------------------------------------
                         Food -- 0.3%
   265,000               Conagra Brands, Inc., 4.3%, 5/1/24                                                $    281,417
   116,000               JBS USA LUX SA/JBS USA Food Co./JBS USA
                         Finance, Inc., 5.5%, 1/15/30 (144A)                                                    116,000
   300,000               Mondelez International Holdings Netherlands BV, 2.0%,
                         10/28/21 (144A)                                                                        296,937
    50,000               Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                           49,437
   205,000               Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                           204,511
                                                                                                           ------------
                         Total Food                                                                        $    948,302
-----------------------------------------------------------------------------------------------------------------------
                         Forest Products & Paper -- 0.1%
   250,000               International Paper Co., 6.0%, 11/15/41                                           $    297,797
                                                                                                           ------------
                         Total Forest Products & Paper                                                     $    297,797
-----------------------------------------------------------------------------------------------------------------------
                         Gas -- 0.2%
   325,000               Boston Gas Co., 3.15%, 8/1/27 (144A)                                              $    332,583
   250,000               Southern California Gas Co., 5.125%, 11/15/40                                          299,706
                                                                                                           ------------
                         Total Gas                                                                         $    632,289
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Healthcare-Products -- 0.1%
   224,000               Abbott Laboratories, 3.75%, 11/30/26                                              $    241,694
                                                                                                           ------------
                         Total Healthcare-Products                                                         $    241,694
-----------------------------------------------------------------------------------------------------------------------
                         Healthcare-Services -- 0.1%
   350,000               UnitedHealth Group, Inc., 3.1%, 3/15/26                                           $    361,680
                                                                                                           ------------
                         Total Healthcare-Services                                                         $    361,680
-----------------------------------------------------------------------------------------------------------------------
                         Home Builders -- 0.0%+
    83,000               Meritage Homes Corp., 6.0%, 6/1/25                                                $     90,263
                                                                                                           ------------
                         Total Home Builders                                                               $     90,263
-----------------------------------------------------------------------------------------------------------------------
                         Household Products & Wares -- 0.1%
   195,000               Church & Dwight Co., Inc., 2.45%, 8/1/22                                          $    194,513
                                                                                                           ------------
                         Total Household Products & Wares                                                  $    194,513
-----------------------------------------------------------------------------------------------------------------------
                         Insurance -- 0.8%
   250,000               AXA SA, 8.6%, 12/15/30                                                            $    359,132
    42,000               CNO Financial Group, Inc., 5.25%, 5/30/25                                               45,255
    23,000               CNO Financial Group, Inc., 5.25%, 5/30/29                                               24,840
    50,000(d)            Farmers Exchange Capital III, 5.454% (3 Month USD
                         LIBOR + 345 bps), 10/15/54 (144A)                                                       55,944
   225,000(d)            Farmers Insurance Exchange, 4.747% (3 Month USD
                         LIBOR + 323 bps), 11/1/57 (144A)                                                       222,750
   155,000               Great-West Lifeco Finance 2018 LP, 4.581%,
                         5/17/48 (144A)                                                                         179,741
   250,000               Nationwide Financial Services, Inc., 5.3%,
                         11/18/44 (144A)                                                                        287,491
   215,000               New York Life Global Funding, 2.875%, 4/10/24 (144A)                                   218,872
   220,000               Principal Financial Group, Inc., 3.3%, 9/15/22                                         223,601
   215,000               Protective Life Corp., 4.3%, 9/30/28 (144A)                                            228,554
   250,000               Prudential Financial, Inc., 3.878%, 3/27/28                                            272,847
   110,000               Teachers Insurance & Annuity Association of America,
                         4.27%, 5/15/47 (144A)                                                                  120,778
   110,000               Teachers Insurance & Annuity Association of America,
                         4.9%, 9/15/44 (144A)                                                                   130,014
    20,000               Teachers Insurance & Annuity Association of America,
                         6.85%, 12/16/39 (144A)                                                                  28,534
                                                                                                           ------------
                         Total Insurance                                                                   $  2,398,353
-----------------------------------------------------------------------------------------------------------------------
                         Internet -- 0.2%
   285,000               Booking Holdings, Inc., 3.65%, 3/15/25                                            $    299,647
   275,000               Expedia Group, Inc., 5.0%, 2/15/26                                                     302,246
                                                                                                           ------------
                         Total Internet                                                                    $    601,893
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 31

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Media -- 0.1%
   170,000               Comcast Corp., 4.15%, 10/15/28                                                    $    187,358
    85,000               Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                           88,825
   100,000               Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                107,000
                                                                                                           ------------
                         Total Media                                                                       $    383,183
-----------------------------------------------------------------------------------------------------------------------
                         Mining -- 0.2%
   200,000               Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                $    215,105
   250,000               Corp Nacional del Cobre de Chile, 5.625%,
                         10/18/43 (144A)                                                                        315,283
                                                                                                           ------------
                         Total Mining                                                                      $    530,388
-----------------------------------------------------------------------------------------------------------------------
                         Miscellaneous Manufacturers -- 0.0%+
    60,000               Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                   $     61,500
                                                                                                           ------------
                         Total Miscellaneous Manufacturers                                                 $     61,500
-----------------------------------------------------------------------------------------------------------------------
                         Oil & Gas -- 0.4%
    25,000               Apache Corp., 4.25%, 1/15/30                                                      $     24,854
   280,000               Apache Corp., 4.375%, 10/15/28                                                         284,270
   110,000               Newfield Exploration Co., 5.625%, 7/1/24                                               121,229
   275,000               Noble Energy, Inc., 5.25%, 11/15/43                                                    299,905
   250,000               Sinopec Group Overseas Development 2014, Ltd.,
                         4.375%, 4/10/24 (144A)                                                                 267,518
   162,000               Valero Energy Corp., 6.625%, 6/15/37                                                   207,194
                                                                                                           ------------
                         Total Oil & Gas                                                                   $  1,204,970
-----------------------------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 0.7%
   285,000               AbbVie, Inc., 4.875%, 11/14/48                                                    $    298,348
   200,000               Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                        209,959
   310,000               Bristol-Myers Squibb Co., 2.9%, 7/26/24 (144A)                                         317,005
   280,000               Cardinal Health, Inc., 3.079%, 6/15/24                                                 280,179
   135,000               Cigna Corp., 4.375%, 10/15/28 (144A)                                                   146,416
   114,335               CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                         121,371
    93,898               CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                         105,136
    74,385               CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                          94,748
   285,000               Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                          283,843
   200,000               Perrigo Finance Unlimited Co., 4.375%, 3/15/26                                         202,695
   135,000               Teva Pharmaceutical Finance Netherlands III BV,
                         3.15%, 10/1/26                                                                         105,285
                                                                                                           ------------
                         Total Pharmaceuticals                                                             $  2,164,985
-----------------------------------------------------------------------------------------------------------------------
                         Pipelines -- 1.2%
   280,000               Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
                         4.25%, 12/1/27                                                                    $    293,842
   135,000               Cheniere Energy Partners LP, 5.25%, 10/1/25                                            139,896
    68,000               Enable Midstream Partners LP, 4.4%, 3/15/27                                             68,139
   332,000               Enable Midstream Partners LP, 4.95%, 5/15/28                                           343,912

The accompanying notes are an integral part of these financial statements.

32 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Pipelines -- (continued)
   225,000               Enbridge, Inc., 3.7%, 7/15/27                                                     $    235,997
    27,000               Energy Transfer Operating LP, 5.5%, 6/1/27                                              30,251
   210,000               EnLink Midstream Partners LP, 5.45%, 6/1/47                                            179,025
   345,000               Kinder Morgan, Inc., 5.05%, 2/15/46                                                    375,679
   105,000               MPLX LP, 4.875%, 12/1/24                                                               114,423
    55,000               MPLX LP, 4.875%, 6/1/25                                                                 59,906
   400,000               Phillips 66 Partners LP, 3.75%, 3/1/28                                                 410,552
   290,000               Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                            316,108
   176,000               Targa Resources Partners LP/Targa Resources Partners
                         Finance Corp., 5.0%, 1/15/28                                                           178,420
   300,000               Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                    307,951
   205,000               Williams Cos., Inc., 5.75%, 6/24/44                                                    238,410
   242,000               Williams Cos., Inc., 7.75%, 6/15/31                                                    318,428
                                                                                                           ------------
                         Total Pipelines                                                                   $  3,610,939
-----------------------------------------------------------------------------------------------------------------------
                         Real Estate -- 0.1%
   250,000(b)(d)         AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)                          $    249,433
                                                                                                           ------------
                         Total Real Estate                                                                 $    249,433
-----------------------------------------------------------------------------------------------------------------------
                         REITS -- 0.6%
    50,000               Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25                             $     51,496
   100,000               Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                  105,863
   250,000               Boston Properties LP, 2.75%, 10/1/26                                                   248,492
   300,000               Duke Realty LP, 3.75%, 12/1/24                                                         314,733
   250,000               Essex Portfolio LP, 3.5%, 4/1/25                                                       258,179
   250,000               Highwoods Realty LP, 3.625%, 1/15/23                                                   256,815
   136,000               MPT Operating Partnership LP/MPT Finance Corp.,
                         4.625%, 8/1/29                                                                         137,741
   155,000               UDR, Inc., 4.0%, 10/1/25                                                               164,214
   140,000               UDR, Inc., 4.4%, 1/26/29                                                               154,946
                                                                                                           ------------
                         Total REITS                                                                       $  1,692,479
-----------------------------------------------------------------------------------------------------------------------
                         Retail -- 0.1%
   270,000               Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                             $    276,094
                                                                                                           ------------
                         Total Retail                                                                      $    276,094
-----------------------------------------------------------------------------------------------------------------------
                         Software -- 0.1%
   122,000               Fiserv, Inc., 3.8%, 10/1/23                                                       $    127,849
   235,000               salesforce.com, Inc., 3.7%, 4/11/28                                                    254,306
                                                                                                           ------------
                         Total Software                                                                    $    382,155
-----------------------------------------------------------------------------------------------------------------------
                         Telecommunications -- 0.1%
   110,000               CenturyLink, Inc., 5.8%, 3/15/22                                                  $    114,400
   200,000               Deutsche Telekom International Finance BV, 1.95%,
                         9/19/21 (144A)                                                                         197,777
                                                                                                           ------------
                         Total Telecommunications                                                          $    312,177
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 33

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Transportation -- 0.4%
   150,000               Burlington Northern Santa Fe LLC, 5.15%, 9/1/43                                   $    185,285
   250,000               FedEx Corp., 4.55%, 4/1/46                                                             259,729
   250,000               Norfolk Southern Corp., 2.9%, 6/15/26                                                  254,688
   370,000               Union Pacific Corp., 3.375%, 2/1/35                                                    367,405
                                                                                                           ------------
                         Total Transportation                                                              $  1,067,107
-----------------------------------------------------------------------------------------------------------------------
                         Trucking & Leasing -- 0.1%
   205,000               Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
                         2/1/22 (144A)                                                                     $    208,798
    99,000               Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%,
                         4/1/27 (144A)                                                                          103,810
                                                                                                           ------------
                         Total Trucking & Leasing                                                          $    312,608
-----------------------------------------------------------------------------------------------------------------------
                         Water -- 0.0%+
    75,000               Aqua America, Inc., 3.566%, 5/1/29                                                $     78,787
                                                                                                           ------------
                         Total Water                                                                       $     78,787
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS
                         (Cost $29,054,125)                                                                $ 30,541,076
-----------------------------------------------------------------------------------------------------------------------
                         FOREIGN GOVERNMENT BOND -- 0.1%
                         of Net Assets
                         Mexico -- 0.1%
   300,000               Mexico Government International Bond, 4.6%, 2/10/48                               $    303,378
                                                                                                           ------------
                         Total Mexico                                                                      $    303,378
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN GOVERNMENT BOND
                         (Cost $276,262)                                                                   $    303,378
-----------------------------------------------------------------------------------------------------------------------
                         INSURANCE-LINKED SECURITIES -- 0.8%
                         of Net Assets(g)
                         Catastrophe Linked Bonds -- 0.7%
                         Earthquakes -- California -- 0.1%
   250,000(c)            Ursa Re, 5.539% (3 Month U.S. Treasury Bill +
                         350 bps), 5/27/20 (144A)                                                          $    247,775
-----------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- U.S. -- 0.1%
   250,000(c)            Kilimanjaro Re, 5.796% (3 Month U.S. Treasury Bill +
                         375 bps), 11/25/19 (144A)                                                         $    248,075
-----------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. -- 0.4%
   250,000(c)            Kilimanjaro Re, 8.796% (3 Month U.S. Treasury Bill +
                         675 bps), 12/6/19 (144A)                                                          $    247,250
   250,000(c)            Kilimanjaro Re, 11.296% (3 Month U.S. Treasury Bill +
                         925 bps), 12/6/19 (144A)                                                               245,625
   250,000(c)            Residential Reinsurance 2016, 6.014% (3 Month
                         U.S. Treasury Bill + 397 bps), 12/6/20 (144A)                                          244,100
   250,000(c)            Residential Reinsurance 2017, 7.804% (3 Month
                         U.S. Treasury Bill + 576 bps), 12/6/21 (144A)                                          244,275

The accompanying notes are an integral part of these financial statements.

34 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. -- (continued)
   250,000(c)            Tailwind Re 2017-1, 9.014% (3 Month U.S. Treasury
                         Bill + 697 bps), 1/8/22 (144A)                                                    $    247,750
                                                                                                           ------------
                                                                                                           $  1,229,000
-----------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Texas -- 0.1%
   250,000(c)            Alamo Re, 5.537% (1 Month U.S. Treasury Bill +
                         348 bps), 6/7/21 (144A)                                                           $    244,425
                                                                                                           ------------
                         Total Catastrophe Linked Bonds                                                    $  1,969,275
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Collateralized Reinsurance -- 0.0%+
                         Multiperil -- Worldwide -- 0.0%+
   250,000+(a)(h)        Resilience Re, 4/6/20                                                             $      2,000
   250,000+(a)(h)        Resilience Re, 4/6/20                                                                       25
                                                                                                           ------------
                         Total Collateralized Reinsurance                                                  $      2,025
-----------------------------------------------------------------------------------------------------------------------
                         Reinsurance Sidecars -- 0.1%
                         Multiperil -- U.S. -- 0.0%+
   125,001+(a)(h)        Sector Re V, Series 7, Class G, 3/1/22 (144A)                                     $     89,800
-----------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- 0.1%
   250,000+(a)(h)        Bantry Re 2016, 3/30/20                                                           $     20,150
   100,000+(a)(i)        Lorenz Re 2017, 3/31/20                                                                  1,710
   100,000+(a)(i)        Lorenz Re 2018, 7/1/21                                                                  20,610
   250,000+(a)(h)        Sector Re V, Series 9, Class A, 3/1/24 (144A)                                          259,933
                                                                                                           ------------
                                                                                                           $    302,403
                                                                                                           ------------
                         Total Reinsurance Sidecars                                                        $    392,203
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $2,365,570)                                                                 $  2,363,503
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------------------
                         MUNICIPAL BONDS -- 0.2% of Net Assets(j)
                         Municipal Education -- 0.1%
   100,000               Massachusetts Development Finance Agency, Phillips
                         Academy, Series B, 4.844%, 9/1/43                                                 $    121,470
                                                                                                           ------------
                         Total Municipal Education                                                         $    121,470
-----------------------------------------------------------------------------------------------------------------------
                         Municipal General -- 0.0%+
   100,000(k)            Central Texas Regional Mobility Authority, 1/1/25                                 $     90,278
                                                                                                           ------------
                         Total Municipal General                                                           $     90,278
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 35

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Municipal Higher Education -- 0.1%
   200,000               University of California, Series AG, 4.062%, 5/15/33                              $    208,174
                                                                                                           ------------
                         Total Municipal Higher Education                                                  $    208,174
-----------------------------------------------------------------------------------------------------------------------
                         Municipal Medical -- 0.0%+
   100,000               Health & Educational Facilities Authority of the State of
                         Missouri, Washington University, Series A,
                         3.685%, 2/15/47                                                                   $    107,894
                                                                                                           ------------
                         Total Municipal Medical                                                           $    107,894
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BONDS
                         (Cost $475,128)                                                                   $    527,816
-----------------------------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 0.9% of Net Assets*(c)
                         Beverage, Food & Tobacco -- 0.1%
   210,923               Darling Ingredients, Inc. (fka Darling International, Inc.),
                         Term B Loan, 4.24% (LIBOR + 200 bps), 12/18/24                                    $    211,582
                                                                                                           ------------
                         Total Beverage, Food & Tobacco                                                    $    211,582
-----------------------------------------------------------------------------------------------------------------------
                         Broadcasting & Entertainment -- 0.1%
   199,096               Sinclair Television Group, Inc., Tranche B Term Loan, 4.49%
                         (LIBOR + 225 bps), 1/3/24                                                         $    199,220
                                                                                                           ------------
                         Total Broadcasting & Entertainment                                                $    199,220
-----------------------------------------------------------------------------------------------------------------------
                         Chemicals, Plastics & Rubber -- 0.0%+
   128,375               Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                         Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                         4.08% (LIBOR + 175 bps), 6/1/24                                                   $    128,006
                                                                                                           ------------
                         Total Chemicals, Plastics & Rubber                                                $    128,006
-----------------------------------------------------------------------------------------------------------------------
                         Computers & Electronics -- 0.1%
   172,813               Iron Mountain Information Management LLC, Incremental
                         Term B Loan, 3.984% (LIBOR + 175 bps), 1/2/26                                     $    170,432
   100,606               Microchip Technology, Inc., Initial Term Loan, 4.24%
                         (LIBOR + 200 bps), 5/29/25                                                             100,763
                                                                                                           ------------
                         Total Computers & Electronics                                                     $    271,195
-----------------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Service -- 0.1%
   128,363               Constellis Holdings LLC, First Lien Term B Loan, 7.256%
                         (LIBOR + 500 bps), 4/21/24                                                        $     99,481
    86,410               NVA Holdings, Inc., First Lien Term B-3 Loan, 4.984%
                         (LIBOR + 275 bps), 2/2/25                                                               86,427
   123,426               Tempo Acquisition LLC, Initial Term Loan, 5.234% (LIBOR +
                         300 bps), 5/1/24                                                                       123,773
    96,525               West Corp., Incremental Term B-1 Loan, 6.022% (LIBOR +
                         350 bps), 10/10/24                                                                      89,406
                                                                                                           ------------
                         Total Diversified & Conglomerate Service                                          $    399,087
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         Environmental Services -- 0.1%
   173,298               GFL Environmental, Inc., Effective Date Incremental Term
                         Loan, 5.234% (LIBOR + 300 bps), 5/30/25                                           $    172,251
                                                                                                           ------------
                         Total Environmental Services                                                      $    172,251
-----------------------------------------------------------------------------------------------------------------------
                         Insurance -- 0.1%
    80,250               Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                         5.234% (LIBOR + 300 bps), 11/3/24                                                 $     80,539
    98,744               USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                         Loan, 5.33% (LIBOR + 300 bps), 5/16/24                                                  97,551
                                                                                                           ------------
                         Total Insurance                                                                   $    178,090
-----------------------------------------------------------------------------------------------------------------------
                         Leasing -- 0.1%
   110,681               Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.022%
                         (LIBOR + 175 bps), 1/15/25                                                        $    111,087
   133,313               IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                         B-1 Term Loan, 6.152% (LIBOR + 375 bps), 9/11/23                                       133,368
     6,204               Kasima LLC (Digital Cinema Implementation Partners LLC),
                         Term Loan, 7.0% (PRIME + 150 bps), 5/17/21                                               6,212
                                                                                                           ------------
                         Total Leasing                                                                     $    250,667
-----------------------------------------------------------------------------------------------------------------------
                         Oil & Gas -- 0.0%+
   134,940               Apergy Corp., Initial Term Loan, 4.75% (LIBOR +
                         250 bps), 5/9/25                                                                  $    135,699
                                                                                                           ------------
                         Total Oil & Gas                                                                   $    135,699
-----------------------------------------------------------------------------------------------------------------------
                         Professional & Business Services -- 0.1%
   173,250               SIWF Holdings, Inc., (aka Spring Window Fashions), First
                         Lien Initial Term Loan, 6.52% (LIBOR + 425 bps), 6/15/25                          $    172,925
                                                                                                           ------------
                         Total Professional & Business Services                                            $    172,925
-----------------------------------------------------------------------------------------------------------------------
                         Telecommunications -- 0.1%
   129,605               CenturyLink, Inc., Initial Term B Loan, 4.984% (LIBOR +
                         275 bps), 1/31/25                                                                 $    128,941
   128,700               SBA Senior Finance II LLC, Initial Term Loan, 4.24%
                         (LIBOR + 200 bps), 4/11/25                                                             128,566
    86,395               Sprint Communications, Inc., Initial Term Loan, 4.75%
                         (LIBOR + 250 bps), 2/2/24                                                               86,251
                                                                                                           ------------
                         Total Telecommunications                                                          $    343,758
-----------------------------------------------------------------------------------------------------------------------
                         Utilities -- 0.0%+
   118,233               Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                         Initial Term Loan, 4.234% (LIBOR + 200 bps), 8/4/23                               $    118,553
                                                                                                           ------------
                         Total Utilities                                                                   $    118,553
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $2,618,460)                                                                 $  2,581,033
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 37

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                         11.7% of Net Assets
    41,930               Fannie Mae, 2.5%, 3/1/43                                                          $     41,594
    30,541               Fannie Mae, 2.5%, 4/1/43                                                                30,297
    14,359               Fannie Mae, 2.5%, 8/1/43                                                                14,244
    26,260               Fannie Mae, 2.5%, 4/1/45                                                                25,944
    36,429               Fannie Mae, 2.5%, 4/1/45                                                                35,990
    34,518               Fannie Mae, 2.5%, 8/1/45                                                                34,103
    74,429               Fannie Mae, 3.0%, 10/1/30                                                               75,992
   153,594               Fannie Mae, 3.0%, 5/1/31                                                               157,008
    19,646               Fannie Mae, 3.0%, 2/1/43                                                                20,020
   184,694               Fannie Mae, 3.0%, 6/1/45                                                               187,774
     9,349               Fannie Mae, 3.0%, 5/1/46                                                                 9,434
    17,066               Fannie Mae, 3.0%, 5/1/46                                                                17,330
    83,498               Fannie Mae, 3.0%, 5/1/46                                                                84,982
     8,582               Fannie Mae, 3.0%, 10/1/46                                                                8,661
     5,316               Fannie Mae, 3.0%, 1/1/47                                                                 5,365
    22,625               Fannie Mae, 3.0%, 4/1/48                                                                23,026
    33,517               Fannie Mae, 3.0%, 7/1/49                                                                34,059
    43,534               Fannie Mae, 3.0%, 7/1/49                                                                44,306
   273,000               Fannie Mae, 3.0%, 8/1/49 (TBA)                                                         275,330
   944,682               Fannie Mae, 3.5%, 7/1/43                                                               984,218
   524,518               Fannie Mae, 3.5%, 9/1/44                                                               545,121
   263,715               Fannie Mae, 3.5%, 1/1/47                                                               272,943
   399,357               Fannie Mae, 3.5%, 6/1/49                                                               414,695
 2,928,000               Fannie Mae, 3.5%, 8/1/49 (TBA)                                                       2,999,141
   152,221               Fannie Mae, 4.0%, 10/1/40                                                              162,523
   331,400               Fannie Mae, 4.0%, 3/1/41                                                               351,313
    87,490               Fannie Mae, 4.0%, 5/1/42                                                                92,747
   384,798               Fannie Mae, 4.0%, 6/1/42                                                               409,446
   151,758               Fannie Mae, 4.0%, 9/1/42                                                               160,894
   356,379               Fannie Mae, 4.0%, 7/1/43                                                               368,858
   143,801               Fannie Mae, 4.0%, 8/1/43                                                               152,501
   214,323               Fannie Mae, 4.0%, 8/1/43                                                               226,451
   189,070               Fannie Mae, 4.0%, 7/1/44                                                               199,292
   231,840               Fannie Mae, 4.0%, 9/1/44                                                               244,303
    71,553               Fannie Mae, 4.0%, 4/1/47                                                                75,253
    21,998               Fannie Mae, 4.0%, 6/1/47                                                                23,093
    38,044               Fannie Mae, 4.0%, 6/1/47                                                                39,946
 1,295,506               Fannie Mae, 4.0%, 3/1/48                                                             1,351,568
   400,000               Fannie Mae, 4.0%, 8/1/49 (TBA)                                                         413,927
     4,553               Fannie Mae, 4.5%, 11/1/20                                                                4,673
   335,771               Fannie Mae, 4.5%, 6/1/40                                                               362,323
   234,970               Fannie Mae, 4.5%, 4/1/41                                                               253,418

The accompanying notes are an integral part of these financial statements.

38 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- (continued)
   264,690               Fannie Mae, 4.5%, 12/1/43                                                         $    283,485
   149,446               Fannie Mae, 4.5%, 1/1/49                                                               156,720
   700,000               Fannie Mae, 4.5%, 8/1/49 (TBA)                                                         733,906
   966,000               Fannie Mae, 4.5%, 8/1/49 (TBA)                                                       1,013,093
   152,357               Fannie Mae, 5.0%, 5/1/31                                                               161,910
    17,773               Fannie Mae, 5.5%, 3/1/23                                                                18,387
     6,034               Fannie Mae, 5.5%, 3/1/34                                                                 6,461
     9,180               Fannie Mae, 5.5%, 12/1/34                                                               10,199
    58,998               Fannie Mae, 5.5%, 10/1/35                                                               65,676
    23,124               Fannie Mae, 5.5%, 12/1/35                                                               25,856
    26,420               Fannie Mae, 5.5%, 12/1/35                                                               29,545
    18,912               Fannie Mae, 5.5%, 5/1/37                                                                21,167
   103,246               Fannie Mae, 5.5%, 5/1/38                                                               113,884
       657               Fannie Mae, 6.0%, 9/1/29                                                                   734
     1,881               Fannie Mae, 6.0%, 8/1/32                                                                 2,140
    17,593               Fannie Mae, 6.0%, 12/1/33                                                               19,652
     9,798               Fannie Mae, 6.0%, 10/1/37                                                               11,035
     6,497               Fannie Mae, 6.0%, 12/1/37                                                                7,372
    13,079               Fannie Mae, 6.5%, 4/1/29                                                                14,482
     3,794               Fannie Mae, 6.5%, 7/1/29                                                                 4,208
    18,404               Fannie Mae, 6.5%, 5/1/32                                                                21,219
    14,854               Fannie Mae, 6.5%, 9/1/32                                                                17,012
     7,914               Fannie Mae, 6.5%, 10/1/32                                                                8,781
    10,156               Fannie Mae, 7.0%, 1/1/36                                                                11,484
    61,307               Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                          62,511
   118,842               Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                         121,177
    63,807               Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                          65,061
   134,659               Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                         136,763
    16,755               Federal Home Loan Mortgage Corp., 3.0%, 10/1/46                                         17,064
    34,741               Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                         35,276
    10,304               Federal Home Loan Mortgage Corp., 3.0%, 11/1/47                                         10,478
    87,103               Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                                          89,979
   134,009               Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                        139,565
   260,445               Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                                         271,577
   382,591               Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                                         398,395
    51,940               Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                          54,052
    95,276               Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                          98,294
   217,265               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                         226,219
   236,495               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                         245,585
   258,801               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                         269,855
    19,506               Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                          20,226
   240,057               Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                                         254,688

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 39

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- (continued)
   420,709               Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                                   $    446,216
   451,269               Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                                        478,669
   268,314               Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                                         284,617
   171,245               Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                         180,656
   177,037               Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                                         186,717
   501,873               Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                                        529,314
   182,927               Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                                        192,875
    47,326               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                          49,758
    79,882               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                          83,955
   165,404               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                         173,948
    37,247               Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                                          40,190
   155,259               Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                                         167,653
    81,208               Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                                          87,694
   159,262               Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                                         171,984
    29,293               Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                                         32,205
    26,811               Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                                          29,285
     6,187               Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                           6,743
    13,592               Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                         14,840
    16,841               Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                         18,867
    11,290               Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                                          12,833
    17,835               Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                                         20,280
     7,621               Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                                          8,795
    72,207               Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                         74,266
   175,790               Government National Mortgage Association I,
                         3.5%, 11/15/41                                                                         182,889
    32,166               Government National Mortgage Association I,
                         3.5%, 10/15/42                                                                          33,526
   363,259               Government National Mortgage Association I,
                         4.0%, 9/15/41                                                                          385,785
    71,744               Government National Mortgage Association I,
                         4.0%, 4/15/45                                                                           76,167
   107,783               Government National Mortgage Association I,
                         4.0%, 6/15/45                                                                          114,441
    56,129               Government National Mortgage Association I,
                         4.5%, 5/15/39                                                                           60,636
    10,303               Government National Mortgage Association I,
                         5.5%, 8/15/33                                                                           11,640
    13,497               Government National Mortgage Association I,
                         5.5%, 9/15/33                                                                           14,488
    11,795               Government National Mortgage Association I,
                         6.0%, 10/15/33                                                                          13,153
    10,077               Government National Mortgage Association I,
                         6.0%, 9/15/34                                                                           11,064
    66,167               Government National Mortgage Association I,
                         6.0%, 9/15/38                                                                           75,843

The accompanying notes are an integral part of these financial statements.

40 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- (continued)
    10,322               Government National Mortgage Association I,
                         6.5%, 10/15/28                                                                    $     11,363
    25,782               Government National Mortgage Association I,
                         6.5%, 5/15/31                                                                           28,382
    19,247               Government National Mortgage Association I,
                         6.5%, 6/15/32                                                                           22,285
    18,552               Government National Mortgage Association I,
                         6.5%, 12/15/32                                                                          21,540
    21,942               Government National Mortgage Association I,
                         6.5%, 5/15/33                                                                           24,155
       292               Government National Mortgage Association I,
                         7.0%, 8/15/28                                                                              325
     2,778               Government National Mortgage Association I,
                         8.0%, 2/15/30                                                                            2,784
   700,000               Government National Mortgage Association II,
                         4.0%, 8/1/49 (TBA)                                                                     727,043
    98,926               Government National Mortgage Association II,
                         4.5%, 9/20/44                                                                          103,092
    35,580               Government National Mortgage Association II,
                         4.5%, 10/20/44                                                                          37,700
    74,571               Government National Mortgage Association II,
                         4.5%, 11/20/44                                                                          79,001
 1,760,000               Government National Mortgage Association II,
                         4.5%, 8/1/49 (TBA)                                                                   1,832,875
    23,812               Government National Mortgage Association II,
                         5.5%, 2/20/34                                                                           26,404
    38,039               Government National Mortgage Association II,
                         6.5%, 11/20/28                                                                          43,137
     1,757               Government National Mortgage Association II,
                         7.5%, 9/20/29                                                                            2,019
 1,368,000               U.S. Treasury Bonds, 3.0%, 2/15/49                                                   1,501,434
   456,183               U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                 471,089
 2,112,984               U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                 2,242,378
 1,318,908               U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                 1,406,421
   966,825               U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                 1,037,708
   430,000               U.S. Treasury Notes, 2.25%, 4/30/24                                                    437,743
 2,775,000               U.S. Treasury Notes, 2.375%, 2/29/24                                                 2,839,389
 1,568,000               U.S. Treasury Notes, 2.625%, 2/15/29                                                 1,649,769
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $34,707,315)                                                                $ 35,329,307
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 96.3%
                         (Cost $246,057,868)                                                               $290,804,759
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 41

-----------------------------------------------------------------------------------------------------------------------
                                                               Net              Change in Net
                                                               Realized         Unrealized
                                               Dividend        Gain             Appreciation
Shares                                         Income          (Loss)           (Depreciation)             Value
-----------------------------------------------------------------------------------------------------------------------
                         AFFILIATED ISSUER -- 0.3%
                         CLOSED-END FUND -- 0.3% of Net Assets
   110,371               Pioneer ILS
                         Interval Fund(l)      $61,168         $ --             $(119,201)                 $    962,435
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL CLOSED-END FUND
                         (Cost $1,123,856)                                                                 $    962,435
-----------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 0.3%
                         (Cost $1,123,856)                                                                 $    962,435
-----------------------------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- 3.4%                                              $ 10,343,689
-----------------------------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                                              $302,110,883
=======================================================================================================================

(A.D.R.)   American Depositary Receipts.

bps        Basis Points.

ICE        Intercontinental Exchange.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

(TBA)      "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2019, the value of these securities amounted to $34,202,599, or 11.3% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a)        Non-income producing security.

(b)        Security is perpetual in nature and has no stated maturity date.

(c) Floating rate note. Coupon rate, reference index and spread shown at July 31, 2019.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at July 31, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at July 31, 2019.

(g)        Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

(h)        Issued as participation notes.

(i)        Issued as preference shares.

(j)        Consists of Revenue Bonds unless otherwise indicated.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

(l) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.


FUTURES CONTRACTS
FIXED INCOME INTEREST FUTURES CONTRACTS

--------------------------------------------------------------------------------------
Number of
Contracts                    Expiration    Notional       Market         Unrealized
Long         Description     Date          Amount         Value          Appreciation
--------------------------------------------------------------------------------------
54           U.S. 2 Year
             Note (CBT)      9/30/19       $11,546,398    $11,577,937    $31,539
 2           U.S. 10 Year
             Note (CBT)      9/19/19           253,781        254,844      1,063
18           U.S. Ultra
             Bond (CBT)      9/19/19         3,139,945      3,196,125     56,180
--------------------------------------------------------------------------------------
                                           $14,940,124    $15,028,906    $88,782
======================================================================================

-------------------------------------------------------------------------------------------
Number of
Contracts                          Expiration    Notional      Market        Unrealized
Short        Description           Date          Amount        Value         (Depreciation)
-------------------------------------------------------------------------------------------
 9           U.S. 5 Year
             Note (CBT)            9/30/19       $1,052,508    $1,057,992    $ (5,484)
30           U.S. 10 Year Ultra    9/19/19        4,067,344     4,135,313     (67,969)
 4           U.S. Long
             Bond (CBT)            9/19/19          609,398       622,375     (12,977)
-------------------------------------------------------------------------------------------
                                                 $5,729,250    $5,815,680    $(86,430)
-------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                          $9,210,874    $9,213,226    $  2,352
===========================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2019 were as follows:

---------------------------------------------------------------------------------------
                                                 Purchases             Sales
---------------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $ 10,644,241          $ 19,405,433
Other Long-Term Securities                       $150,987,371          $148,844,168

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2019, the Fund did not engage in any cross trade activity.

At July 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $247,055,970 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                $50,349,326
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                 (5,635,750)
                                                                                 -----------
      Net unrealized appreciation                                                $44,713,576
                                                                                 ===========

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 43

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2019, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------
                                            Level 1          Level 2          Level 3      Total
--------------------------------------------------------------------------------------------------------
Common Stocks                               $189,182,335     $         --     $     --     $189,182,335
Convertible Preferred Stock                      412,475               --           --          412,475
Asset Backed Securities                               --        3,517,222           --        3,517,222
Collateralized Mortgage Obligations                   --       26,046,614           --       26,046,614
Corporate Bonds                                       --       30,541,076           --       30,541,076
Foreign Government Bond                               --          303,378           --          303,378
Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil - Worldwide                            --               --        2,025            2,025
  Reinsurance Sidecars
    Multiperil - U.S.                                 --               --       89,800           89,800
    Multiperil - Worldwide                            --               --      302,403          302,403
  All Other Insurance-Linked
    Securities                                        --        1,969,275           --        1,969,275
Municipal Bonds                                       --          527,816           --          527,816
Senior Secured Floating Rate
  Loan Interests                                      --        2,581,033           --        2,581,033
U.S. Government and
  Agency Obligations                                  --       35,329,307           --       35,329,307
Affiliated Closed-End Fund                            --          962,435           --          962,435
--------------------------------------------------------------------------------------------------------
Total Investments in Securities             $189,594,810     $101,778,156     $394,228     $291,767,194
========================================================================================================
Other Financial Instruments
Net unrealized appreciation
  on futures contracts                      $      2,352     $         --     $     --     $      2,352
--------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                     $      2,352     $         --     $     --     $      2,352
========================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------
                                                               Insurance-
                                                               Linked Securities
---------------------------------------------------------------------------------
Balance as of 7/31/18                                          $ 698,646(a)
Realized gain (loss)(1)                                           11,253
Changed in unrealized appreciation (depreciation)(2)              51,494
Accrued discounts/premiums                                            --
Purchases                                                        585,195
Sales                                                           (952,360)
Transfers in to Level 3*                                              --
Transfers out of Level 3*                                             --
---------------------------------------------------------------------------------
Balance as of 7/31/19                                          $ 394,228
=================================================================================

(a) Securities were classified as Corporate Bonds on the July 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) in investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended July 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at July 31, 2019:                             $65,941
                                                                                      -------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 45

Statement of Assets and Liabilities | 7/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $246,057,868)             $290,804,759
  Investments in affiliated issuers, at value (cost $1,123,856)                      962,435
  Cash                                                                            17,879,854
  Foreign currencies, at value (cost $813)                                               827
  Futures collateral                                                                 103,663
  Due from broker for futures                                                         35,160
  Variation margin for futures contracts                                               7,109
  Net unrealized appreciation on futures contracts                                     2,352
  Receivables --
     Investment securities sold                                                    1,236,176
     Fund shares sold                                                                404,975
     Dividends                                                                       204,733
     Interest                                                                        566,025
  Due from the Adviser                                                                77,404
  Other assets                                                                        33,829
--------------------------------------------------------------------------------------------
       Total assets                                                             $312,319,301
============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  9,888,292
     Fund shares repurchased                                                          70,371
     Distributions                                                                     4,147
  Due to affiliates                                                                   84,659
  Accrued expenses                                                                   160,949
--------------------------------------------------------------------------------------------
       Total liabilities                                                        $ 10,208,418
============================================================================================
NET ASSETS:
  Paid-in capital                                                               $250,523,133
  Distributable earnings                                                          51,587,750
--------------------------------------------------------------------------------------------
       Net assets                                                               $302,110,883
============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $219,544,365/22,937,591 shares)                             $       9.57
  Class C (based on $46,993,046/4,948,395 shares)                               $       9.50
  Class K (based on $280,872/29,373 shares)                                     $       9.56
  Class R (based on $1,362,773/142,106 shares)                                  $       9.59
  Class Y (based on $33,929,827/3,518,725 shares)                               $       9.64
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.57 net asset value per share/100%-4.5%
     maximum sales charge)                                                      $      10.02
============================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Statement of Operations

For the Year Ended 7/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                        $ 3,836,683
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $31,820)                                                        4,251,136
  Dividends from affiliated issuers                                              61,168
------------------------------------------------------------------------------------------------------------
     Total investment income                                                                    $ 8,148,987
============================================================================================================
EXPENSES:
  Management fees                                                           $ 1,437,381
  Administrative expense                                                        164,127
  Transfer agent fees
     Class A                                                                    164,951
     Class C                                                                     27,868
     Class K                                                                         98
     Class R                                                                      5,624
     Class Y                                                                     37,078
  Distribution fees
     Class A                                                                    491,725
     Class C                                                                    444,797
     Class R                                                                      6,998
  Shareowner communications expense                                              68,114
  Custodian fees                                                                 45,741
  Registration fees                                                             101,897
  Professional fees                                                              67,534
  Printing expense                                                               46,059
  Pricing fees                                                                   46,161
  Trustees' fees                                                                  8,252
  Insurance expense                                                               3,435
  Miscellaneous                                                                  30,715
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $ 3,198,555
     Less fees waived and expenses reimbursed by the Adviser                                       (202,213)
------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $ 2,996,342
------------------------------------------------------------------------------------------------------------
       Net investment income                                                                    $ 5,152,645
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                    $10,856,116
     Futures contracts                                                          (30,305)        $10,825,811
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                    $ 7,128,353
     Investments in affiliated issuers                                         (119,201)
     Futures contracts                                                           (7,315)
     Unfunded loan commitments                                                      (24)
     Other assets and liabilities denominated in foreign currencies                 (13)        $ 7,001,800
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                        $17,827,611
------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $22,980,256
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 47

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                  7/31/19            7/31/18
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $  5,152,645       $  4,599,743
Net realized gain (loss) on investments                             10,825,811         23,517,780
Change in net unrealized appreciation (depreciation)
  on investments                                                     7,001,800         (3,250,087)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations         $ 22,980,256       $ 24,867,436
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($0.81 and $0.88 per share, respectively)            $(16,496,598)      $(15,947,658)
     Class C ($0.73 and $0.81 per share, respectively)              (3,437,961)        (3,937,826)
     Class K ($0.82 and $0.92 per share, respectively)                 (10,782)           (10,276)
     Class R ($0.76 and $0.86 per share, respectively)                (137,339)          (722,557)
     Class Y ($0.83 and $0.91 per share, respectively)              (2,742,457)        (3,339,320)
--------------------------------------------------------------------------------------------------
        Total distributions to shareowners                        $(22,825,137)      $(23,957,637)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $ 73,859,993       $ 46,583,833
Reinvestment of distributions                                       21,987,127         22,643,164
Cost of shares repurchased                                         (65,420,314)       (89,485,183)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                   $ 30,426,806       $(20,258,186)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                        $ 30,581,925       $(19,348,387)
NET ASSETS:**
Beginning of year                                                 $271,528,958       $290,877,345
--------------------------------------------------------------------------------------------------
End of year                                                       $302,110,883       $271,528,958
==================================================================================================
* For the year ended July 31, 2018, distributions to shareowners were presented as follows:
  Net investment income:
     Class A ($0.17 per share)                                                       $ (3,270,990)
     Class C ($0.10 per share)                                                           (522,660)
     Class K ($0.21 per share)                                                             (2,351)
     Class R ($0.15 per share)                                                           (183,495)
     Class Y ($0.20 per share)                                                           (710,974)
  Net realized gain:
     Class A ($0.71 per share)                                                       $(12,676,668)
     Class C ($0.71 per share)                                                         (3,415,166)
     Class K ($0.71 per share)                                                             (7,925)
     Class R ($0.71 per share)                                                           (539,062)
     Class Y ($0.71 per share)                                                         (2,628,346)
**For the year ended July 31, 2018, undistributed net investment income was presented as follows:
  $654,000.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

----------------------------------------------------------------------------------------------------
                                        Year Ended     Year Ended       Year Ended     Year Ended
                                        7/31/19        7/31/19          7/31/18        7/31/18
                                        Shares         Amount           Shares         Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                              5,321,203     $ 48,879,014      2,639,707     $ 25,386,552
Reinvestment of distributions            1,815,993       16,015,138      1,627,839       15,365,828
Less shares repurchased                 (3,423,746)     (31,194,374)    (3,684,312)     (35,544,558)
----------------------------------------------------------------------------------------------------
     Net increase                        3,713,450     $ 33,699,778        583,234     $  5,207,822
====================================================================================================
Class C
Shares sold                              1,505,440     $ 13,593,944      1,073,243     $ 10,226,676
Reinvestment of distributions              373,234        3,250,825        391,643        3,661,793
Less shares repurchased                 (2,073,001)     (18,911,238)    (1,176,794)     (11,208,590)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)              (194,327)    $ (2,066,469)       288,092     $  2,679,879
====================================================================================================
Class K
Shares sold                                 20,887     $    179,574         11,222     $    106,951
Reinvestment of distributions                  142            1,309             --               --
Less shares repurchased                     (2,878)         (26,335)       (11,222)        (106,948)
----------------------------------------------------------------------------------------------------
     Net increase                           18,151     $    154,548             --     $          3
====================================================================================================
Class R
Shares sold                                134,601     $  1,200,761        195,463     $  1,897,313
Reinvestment of distributions                5,629           49,679         47,457          450,170
Less shares repurchased                   (614,312)      (5,738,686)    (2,482,300)     (24,488,599)
----------------------------------------------------------------------------------------------------
     Net decrease                         (474,082)    $ (4,488,246)    (2,239,380)    $(22,141,116)
====================================================================================================
Class Y
Shares sold                              1,086,813     $ 10,006,700        933,900     $  8,966,341
Reinvestment of distributions              300,695        2,670,176        333,095        3,165,373
Less shares repurchased                 (1,051,188)      (9,549,681)    (1,879,083)     (18,136,488)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)               336,320     $  3,127,195       (612,088)    $ (6,004,774)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 49

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year          Year           Year          Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                                 7/31/19       7/31/18       7/31/17        7/31/16*      7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   9.64      $   9.65      $   9.07       $   9.36      $   9.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.18(a)   $   0.17(a)   $   0.17(a)    $   0.16(a)   $   0.18
  Net realized and unrealized gain (loss) on investments             0.56          0.70          0.62          (0.09)         0.46
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.74      $   0.87      $   0.79       $   0.07      $   0.64
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.18)     $  (0.17)     $  (0.17)      $  (0.18)     $  (0.18)
  Net realized gain                                                 (0.63)        (0.71)        (0.04)         (0.18)        (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.81)     $  (0.88)     $  (0.21)      $  (0.36)     $  (1.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.07)     $  (0.01)     $   0.58       $  (0.29)     $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.57      $   9.64      $   9.65       $   9.07      $   9.36
====================================================================================================================================
Total return (b)                                                     8.51%         9.33%         8.94%(c)       0.88%         6.82%
Ratio of net expenses to average net assets                          1.01%         1.16%         1.16%          1.16%         1.16%
Ratio of net investment income (loss) to average net assets          1.97%         1.76%         1.87%          1.87%         1.89%
Portfolio turnover rate                                                60%           65%           51%            47%           44%
Net assets, end of period (in thousands)                         $219,544      $185,382      $179,867       $178,013      $179,691
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.07%         1.17%         1.19%          1.22%         1.23%
  Net investment income (loss) to average net assets                 1.91%         1.75%         1.84%          1.81%         1.82%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                    7/31/19      7/31/18      7/31/17      7/31/16*     7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  9.57      $  9.58      $  9.00      $  9.30      $  9.70
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  0.11(a)   $  0.10(a)   $  0.10(a)   $  0.10(a)   $  0.11
  Net realized and unrealized gain (loss) on investments               0.55         0.70         0.62        (0.11)        0.47
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.66      $  0.80      $  0.72      $ (0.01)     $  0.58
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $ (0.10)     $ (0.10)     $ (0.10)     $ (0.11)     $ (0.12)
  Net realized gain                                                   (0.63)       (0.71)       (0.04)       (0.18)       (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.73)     $ (0.81)     $ (0.14)     $ (0.29)     $ (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (0.07)     $ (0.01)     $  0.58      $ (0.30)     $ (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.50      $  9.57      $  9.58      $  9.00      $  9.30
====================================================================================================================================
Total return (b)                                                       7.68%        8.63%        8.10%        0.04%        6.14%(c)
Ratio of net expenses to average net assets                            1.75%        1.90%        1.91%        1.93%        1.93%
Ratio of net investment income (loss) to average net assets            1.23%        1.03%        1.12%        1.10%        1.10%
Portfolio turnover rate                                                  60%          65%          51%          47%          44%
Net assets, end of period (in thousands)                            $46,993      $49,205      $46,520      $48,385      $40,470
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 1.79%        1.90%        1.91%        1.93%        1.93%
  Net investment income (loss) to average net assets                   1.19%        1.03%        1.12%        1.10%        1.10%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 51

---------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year
                                                                      Ended      Ended      Ended         12/1/15 to
                                                                      7/31/19    7/31/18    7/31/17       7/31/16*
---------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                  $ 9.63     $ 9.65     $ 9.06        $ 9.01
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $ 0.20     $ 0.20     $ 0.20        $ 0.12
  Net realized and unrealized gain (loss) on investments                0.55       0.70       0.63          0.08
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ 0.75     $ 0.90     $ 0.83        $ 0.20
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $(0.19)    $(0.21)    $(0.20)       $(0.14)
  Net realized gain                                                    (0.63)     (0.71)     (0.04)        (0.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $(0.82)    $(0.92)    $(0.24)       $(0.15)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(0.07)    $(0.02)    $ 0.59        $ 0.05
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.56     $ 9.63     $ 9.65        $ 9.06
=====================================================================================================================
Total return (b)                                                        8.72%      9.66%      9.36%(c)      2.29%(d)
Ratio of net expenses to average net assets                             0.76%      0.85%      0.85%         0.98%(e)
Ratio of net investment income (loss) to average net assets             2.21%      2.07%      2.19%         2.00%(e)
Portfolio turnover rate                                                   60%        65%        51%           47%(d)
Net assets, end of period (in thousands)                              $  281     $  108     $  108        $   10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  0.81%      0.85%      0.85%         0.98%(e)
  Net investment income (loss) to average net assets                    2.16%      2.07%      2.19%         2.00%(e)
=====================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year        Year         Year
                                                                        Ended       Ended       Ended        Ended       7/1/15 to
                                                                        7/31/19     7/31/18     7/31/17      7/31/16*    7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                    $ 9.64      $ 9.64      $  9.06      $ 9.36      $9.27
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                          $ 0.15(a)   $ 0.15(a)   $  0.15(a)   $ 0.15(a)   $0.00(b)
  Net realized and unrealized gain (loss) on investments                  0.56        0.71         0.63       (0.10)      0.09
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $ 0.71      $ 0.86      $  0.78      $ 0.05      $0.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $(0.13)     $(0.15)     $ (0.16)     $(0.17)     $  --
  Net realized gain                                                      (0.63)      (0.71)       (0.04)      (0.18)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $(0.76)     $(0.86)     $ (0.20)     $(0.35)     $  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $(0.05)     $   --      $  0.58      $(0.30)     $0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.59      $ 9.64      $  9.64      $ 9.06      $9.36
====================================================================================================================================
Total return (c)                                                          8.24%       9.17%        8.78%       0.67%      0.97%(d)
Ratio of net expenses to average net assets                               1.30%       1.30%        1.30%       1.30%      1.30%(e)
Ratio of net investment income (loss) to average net assets               1.65%       1.56%        1.64%       1.73%      2.73%(e)
Portfolio turnover rate                                                     60%         65%          51%         47%        44%(d)
Net assets, end of period (in thousands)                                $1,363      $5,941      $27,533      $3,277      $ 139
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.77%       1.57%        1.56%       1.53%      1.67%(e)
  Net investment income (loss) to average net assets                      1.18%       1.29%        1.38%       1.50%      2.36%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/19 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       7/31/19      7/31/18      7/31/17      7/31/16*     7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $  9.71      $  9.71      $  9.11      $  9.41      $  9.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $  0.21(a)   $  0.19(a)   $  0.20(a)   $  0.18(a)   $  0.20
  Net realized and unrealized gain (loss) on investments                  0.55         0.72         0.63        (0.11)        0.48
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.76      $  0.91      $  0.83      $  0.07      $  0.68
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $ (0.20)     $ (0.20)     $ (0.19)     $ (0.19)     $ (0.20)
  Net realized gain                                                      (0.63)       (0.71)       (0.04)       (0.18)       (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.83)     $ (0.91)     $ (0.23)     $ (0.37)     $ (1.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.07)     $    --      $  0.60      $ (0.30)     $ (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.64      $  9.71      $  9.71      $  9.11      $  9.41
====================================================================================================================================
Total return (b)                                                          8.77%        9.67%        9.26%        0.95%        7.17%
Ratio of net expenses to average net assets                               0.69%        0.93%        0.95%        0.95%        0.93%
Ratio of net investment income (loss) to average net assets               2.29%        1.99%        2.13%        2.08%        2.10%
Portfolio turnover rate                                                     60%          65%          51%          47%          44%
Net assets, end of period (in thousands)                               $33,930      $30,892      $36,849      $61,801      $69,014
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    0.84%        0.93%        0.95%        0.95%        0.93%
  Net investment income (loss) to average net assets                      2.14%        1.99%        2.13%        2.08%        2.10%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Notes to Financial Statements | 7/31/19

1. Organization and Significant Accounting Policies

Pioneer Balanced ESG Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 55
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing

56 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

      Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 57

      At July 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

58 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At July 31, 2019, the Fund reclassified $7,872 to increase distributable earnings and $7,872 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                        2019               2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $ 4,996,893       $10,217,981
      Long-term capital gain                       17,828,244        13,739,656
      --------------------------------------------------------------------------
          Total                                   $22,825,137       $23,957,637
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   468,353
      Undistributed long-term capital gain                            6,405,807
      Net unrealized appreciation                                    44,713,590
      --------------------------------------------------------------------------
          Total                                                     $51,587,750
      ==========================================================================

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 59

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT") holdings and common stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $31,812 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign

60 Pioneer Balanced ESG Fund | Annual Report | 7/31/19 markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 61

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at July 31, 2019, is listed in the Schedule of Investments.

62 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended July 31, 2019, was $6,291,298. Open futures contracts outstanding at July 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the Fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly. Prior to October 1, 2018, the management fee was calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billion. For the year ended July 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.52% of the Fund's average daily net assets.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 63

The Adviser has agreed to waive its management fee with respect to any portion of the Fund's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended July 31, 2019, the Adviser waived $17,549 in management fees with respect to the Fund, which is reflected on the Statement of Operations as a expense waiver.

Effective October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.90%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2019. Prior to October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 0.90% and 1.30% of the average daily net assets attributable to Class A, Class K and Class R shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2019 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,500 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2019, such out-of-pocket expenses by class of shares were as follows:

64 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $55,398
Class C                                                                   7,949
Class K                                                                      90
Class R                                                                   2,215
Class Y                                                                   2,462
--------------------------------------------------------------------------------
 Total                                                                  $68,114
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,159 in distribution fees payable to the Distributor at July 31, 2019.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the year ended July 31, 2019, CDSCs in the amount of $3,192 were paid to the Distributor.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 65

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date,
(b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2019, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

66 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2019, was as follows:

-----------------------------------------------------------------------------------------
                                    Interest             Foreign
Statement of                        Rate       Credit    Exchange    Equity    Commodity
Assets and Liabilities              Risk       Risk      Rate Risk   Risk      Risk
-----------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
    on futures contracts            $2,352     $   --    $   --      $   --    $   --
-----------------------------------------------------------------------------------------
 Total Value                        $2,352     $   --    $   --      $   --    $   --
=========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2019, was as follows:

-----------------------------------------------------------------------------------------
                                   Interest              Foreign
                                   Rate        Credit    Exchange    Equity    Commodity
Statement of Operations            Risk        Risk      Rate Risk   Risk      Risk
-----------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Futures contracts                 $(30,306)   $   --    $   --      $   --    $   --
-----------------------------------------------------------------------------------------
 Total Value                       $(30,306)   $   --    $   --      $   --    $   --
=========================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Futures contracts                 $ (7,315)   $   --    $   --      $   --    $   --
-----------------------------------------------------------------------------------------
 Total Value                       $ (7,315)   $   --    $   --      $   --    $   --
=========================================================================================

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Balanced ESG Fund (formerly Pioneer Classic Balanced Fund):
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Balanced ESG Fund (formerly Pioneer Classic Balanced Fund) (the "Fund") (one of the funds constituting Pioneer Series Trust IV (the "Trust")), including the schedule of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

68 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
September 29, 2019

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 69

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2019 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 70.96%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 37.86%.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 37.70%.

The Board of Trustees of Pioneer Classic Balanced Fund has approved changing the Fund's name to Pioneer Balanced ESG Fund.

70 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Ms. Durnin, serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Ms. Durnin serves as a Trustee of 38 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 71

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.            Private investor (2004 - 2008 and    Director, Broadridge Financial
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -    Solutions, Inc. (investor
and Trustee                trustee is elected or earlier  2013) and Chief Executive Officer    communications and securities
                           retirement or removal.         (2008 - 2012), Quadriserv, Inc.      processing provider for financial
                                                          (technology products for             services industry) (2009 -
                                                          securities lending industry); and    present); Director, Quadriserv,
                                                          Senior Executive Vice President,     Inc. (2005 - 2013); and
                                                          The Bank of New York (financial      Commissioner, New Jersey State
                                                          and securities services)             Civil Service Commission
                                                          (1986 - 2004)                        (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2005.            Managing Partner, Federal City       Director of New York Mortgage
Trustee                    Serves until a successor       Capital Advisors (corporate          Trust (publicly-traded mortgage
                           trustee is elected or earlier  advisory services company)           REIT) (2004 - 2009, 2012 -
                           retirement or removal.         (1997 - 2004 and 2008 - present);    present); Director of The Swiss
                                                          Interim Chief Executive Officer,     Helvetia Fund, Inc. (closed-end
                                                          Oxford Analytica, Inc. (privately    fund) (2010 - 2017); Director of
                                                          held research and consulting         Oxford Analytica, Inc. (2008 -
                                                          company) (2010); Executive Vice      2015); and Director of Enterprise
                                                          President and Chief Financial        Community Investment, Inc.
                                                          Officer, I-trax, Inc. (publicly      (privately-held affordable housing
                                                          traded health care services          finance company) (1985 - 2010)
                                                          company) (2004 - 2007); and
                                                          Executive Vice President and
                                                          Chief Financial Officer, Pedestal
                                                          Inc. (internet-based mortgage
                                                          trading company) (2000 - 2002);
                                                          Private Consultant (1995 - 1997);
                                                          Managing Director, Lehman Brothers
                                                          (1992 - 1995); and Executive, The
                                                          World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of          None
Trustee                    Serves until a successor       Product Strategy and Development,
                           trustee is elected or earlier  BNY Mellon Investment Management
                           retirement or removal.         (2012-2018); Vice Chairman - The
                                                          Dreyfus Corporation (2005 - 2018):
                                                          Executive Vice President Head of
                                                          Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon
                                                          Asset Management (2005-2007);
                                                          Executive Vice President Head of
                                                          Products, Marketing and Client
                                                          Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice
                                                          President Strategic Product and
                                                          Business Development, Dreyfus
                                                          Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)  Trustee since 2008.            William Joseph Maier Professor of    Trustee, Mellon Institutional
Trustee                    Serves until a successor       Political Economy, Harvard           Funds Investment Trust and Mellon
                           trustee is elected or earlier  University (1972 - present)          Institutional Funds Master
                           retirement or removal.                                              Portfolio (oversaw 17 portfolios
                                                                                               in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 2005.            Founding Director, Vice-President    None
Trustee                    Serves until a successor       and Corporate Secretary, The
                           trustee is elected or earlier  Winthrop Group, Inc. (consulting
                           retirement or removal.         firm) (1982 - present); Desautels
                                                          Faculty of Management,
                                                          McGill University (1999 - 2017);
                                                          and Manager of Research Operations
                                                          and Organizational Learning, Xerox
                                                          PARC, Xerox's advance research
                                                          center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199       None
Trustee                    (Advisory Trustee from         SEIU Funds (healthcare workers
                           2014 - 2017) Serves            union pension funds) (2001 -
                           until a successor trustee      present); Vice President -
                           is elected or earlier          International Investments Group,
                           retirement or removal.         American International Group, Inc.
                                                          (insurance company) (1993 - 2001);
                                                          Vice President - Corporate Finance
                                                          and Treasury Group, Citibank, N.A.
                                                          (1980 - 1986 and 1990 - 1993);
                                                          Vice President - Asset/Liability
                                                          Management Group, Federal Farm
                                                          Funding Corporation (government-
                                                          sponsored issuer of debt
                                                          securities) (1988 - 1990);
                                                          Mortgage Strategies Group,
                                                          Shearson Lehman Hutton, Inc.
                                                          (investment bank) (1987 - 1988);
                                                          and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd.
                                                          (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 2005.            President and Chief Executive        Director of New America High
Trustee                    Serves until a successor       Officer, Metric Financial Inc.       Income Fund, Inc. (closed-end
                           trustee is elected or earlier  (formerly known as Newbury Piret     investment company) (2004 -
                           retirement or removal.         Company) (investment banking firm)   present); and Member, Board of
                                                          (1981 - present)                     Governors, Investment Company
                                                                                               Institute (2000 - 2006)

------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company       None
Trustee                    Serves until a successor       services) (2012 - present);
                           trustee is elected or earlier  Executive Vice President, BNY
                           retirement or removal.         Mellon (financial and investment
                                                          company services) (1969 - 2012);
                                                          Director, BNY International
                                                          Financing Corp. (financial
                                                          services) (2002 - 2012); Director,
                                                          Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models
                                                          (technology) (2005-2007); Director,
                                                          BNY Hamilton Funds, Ireland
                                                          (offshore investment companies)
                                                          (2004-2007); Chairman/Director,
                                                          AIB/BNY Securities Services, Ltd.,
                                                          Ireland (financial services)
                                                          (1999-2006); and Chairman, BNY
                                                          Alternative Investment Services,
                                                          Inc. (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 73

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of       None
Trustee, President and     Serves until a successor       Amundi Pioneer Asset Management
Chief Executive Officer    trustee is elected or earlier  USA, Inc. (since September 2014);
                           retirement or removal          Director, CEO and President of
                                                          Amundi Pioneer Asset Management,
                                                          Inc. (since September 2014);
                                                          Director, CEO and President of
                                                          Amundi Pioneer Distributor, Inc.
                                                          (since September 2014); Director,
                                                          CEO and President of Amundi
                                                          Pioneer Institutional Asset
                                                          Management, Inc. (since September
                                                          2014); Chair, Amundi Pioneer Asset
                                                          Management USA, Inc., Amundi
                                                          Pioneer Distributor, Inc. and
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan
                                                          Stanley Investment Management
                                                          (2010 - 2013); Director of
                                                          Institutional Business, CEO of
                                                          International, Eaton Vance
                                                          Management (2005 - 2010); and
                                                          Director of Amundi USA, Inc.
                                                          (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice          None
Trustee                    Serves until a successor       President (since 2008) and Chief
                           trustee is elected or earlier  Investment Officer, U.S. (since
                           retirement or removal          2010) of Amundi Pioneer Asset
                                                          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi
                                                          Pioneer (since 2008); Executive
                                                          Vice President and Chief Investment
                                                          Officer, U.S. of Amundi  Pioneer
                                                          Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio
                                                          Manager of Amundi Pioneer (since
                                                          1999); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

74 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position         Term of Office and                                              Other Directorships
Held With the Fund             Length of Service          Principal Occupation                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)     Since 2005. Serves         Vice President and Associate         None
Secretary and Chief            at the discretion of       General Counsel of Amundi Pioneer
Legal Officer                  the Board                  since January 2008; Secretary and
                                                          Chief Legal Officer of all of the
                                                          Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the
                                                          Pioneer Funds from September 2003
                                                          to May 2010; and Vice President
                                                          and Senior Counsel of Amundi
                                                          Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)         Since 2010. Serves         Fund Governance Director of Amundi   None
Assistant Secretary            at the discretion of       Pioneer since December 2006 and
                               the Board                  Assistant Secretary of all the
                                                          Pioneer Funds since June 2010;
                                                          Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003
                                                          to November 2006; and Senior
                                                          Paralegal of Amundi Pioneer from
                                                          January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)              Since 2010. Serves         Senior Counsel of Amundi Pioneer     None
Assistant Secretary            at the discretion of       since May 2013 and Assistant
                               the Board                  Secretary of all the Pioneer Funds
                                                          since June 2010; and Counsel of
                                                          Amundi Pioneer from June 2007
                                                          to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)           Since 2008. Serves         Vice President - Fund Treasury of    None
Treasurer and Chief Financial  at the discretion of       Amundi Pioneer; Treasurer of all
and Accounting Officer         the Board                  of the Pioneer Funds since March
                                                          2008; Deputy Treasurer of Amundi
                                                          Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)          Since 2005. Serves         Director - Fund Treasury of Amundi   None
Assistant Treasurer            at the discretion of       Pioneer; and Assistant Treasurer
                               the Board                  of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Balanced ESG Fund | Annual Report | 7/31/19 75

Fund Officers (continued)
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2005. Serves             Senior Manager - Fund Treasury of    None
Assistant Treasurer        at the discretion of           Amundi Pioneer; and Assistant
                           the Board                      Treasurer of all of the
                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2009. Serves             Senior Manager - Fund Treasury of    None
Assistant Treasurer        at the discretion of           Amundi Pioneer since November 2008;
                           the Board                      Assistant Treasurer of all of the
                                                          Pioneer Funds since January 2009;
                                                          and Client Service Manager -
                                                          Institutional Investor Services at
                                                          State Street Bank from March 2003
                                                          to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves             Managing Director, Chief             None
Chief Compliance Officer   at the discretion of           Compliance Officer of Amundi
                           the Board                      Pioneer Asset Management; Amundi
                                                          Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer
                                                          Funds since September 2018; and
                                                          Chief Compliance Officer of Amundi
                                                          Pioneer Distributor, Inc. since
                                                          January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves             Vice President - Amundi Pioneer      None
Anti-Money Laundering      at the discretion of           Asset Management; and Anti-Money
Officer                    the Board                      Laundering Officer of all the
                                                          Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Balanced ESG Fund | Annual Report | 7/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19418-13-0919

                                 Pioneer Multi-Asset
                                 Income Fund

--------------------------------------------------------------------------------
                                 Annual Report | July 31, 2019
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A   PMAIX
                                 Class C   PMACX
                                 Class K   PMFKX
                                 Class R   PMFRX
                                 Class Y   PMFYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                                              visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Comparing Ongoing Fund Expenses                                              18

Schedule of Investments                                                      20

Financial Statements                                                         42

Notes to Financial Statements                                                51

Report of Independent Registered Public Accounting Firm                      70

Additional Information                                                       72

Trustees, Officers and Service Providers                                     73

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 3

Portfolio Management Discussion | 7/31/19

In the following interview, portfolio manager Marco Pirondini discusses Pioneer Multi-Asset Income Fund's performance and investment strategies during 12-month period ended July 31, 2019, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), co-manages the Fund along with Howard Weiss, a vice president and a portfolio manager at Amundi Pioneer, and Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended July 31, 2019?

A The Fund's Class A shares returned -1.56% at net asset value during the 12-month period ended July 31, 2019, while the Fund's benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)1, returned 8.08% and 2.95%, respectively. During the same period, the average return of the 538 mutual funds in Morningstar's 30% to 50% Equity Allocation Funds category was 4.39%.

Q How would you describe the global investment environment during the 12-month period ended July 31, 2019?

A The period began on an upbeat note in August 2018, with relatively low market volatility and investors showing an appetite for higher-risk assets. Better-than-expected U.S. corporate earnings reports and jobs data helped to bolster optimism about the U.S. economy and alleviated worries about global economic growth. However, the markets became increasingly volatile as the period progressed, seesawing between bullish (risk-on) and bearish (risk-off) sentiment.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

      The fourth quarter of 2018 was especially challenging. Investor confidence abruptly turned negative in October, and a "flight to safety" into less-risky assets ensued, triggering a steep sell-off in global stocks. Investors sold higher-risk assets in response to growing concerns about the U.S./China trade dispute, rising U.S. interest rates, cascading oil prices, and increasing challenges to the political status quo around the globe, driven in large part by rising populism. The Standard & Poor's 500 Index (the S&P 500) declined by more than 13% during the fourth quarter of 2018, including a 9% drop in December -- the worst December performance for stocks since the Great Depression. The S&P 500's struggles contributed to a similar decline in global developed market equities, which were down by 13% over the fourth quarter, as measured by the MSCI Index.

      The U.S. Federal Reserve (the Fed) raised its benchmark interest rate once during the period, in December 2018. Wary market participants had anticipated the move, which represented the Fed's fourth interest-rate increase during calendar year 2018. However, the Fed's commentaries became significantly less aggressive following the December rate increase. Fed Chair Jerome Powell stated that he believed both economic growth and inflation would moderate in the future, and signaled a more patient approach with regard to future rate increases. Powell also indicated that the Fed was not on a "preset course" with its monetary policy and would remain "on hold" with respect to future rate adjustments. With global economic momentum slowing, other central banks, such as the European Central Bank (ECB), also began shying away from further monetary tightening.

      In a striking reversal from December 2018, global equities rallied strongly during the January to April 2019 timeframe. January's performance was especially noteworthy, with the S&P 500 and the MSCI Index rising by 8% and 7.9%, respectively. With signs that the U.S./China trade talks were progressing and the prospect of the United Kingdom's hard exit from the European Union ("Brexit") appearing less likely, investors' fears eased. The Fed's decision to hold rates steady during the spring also fueled the rally. Equity markets were not the only beneficiaries of the momentum swing in the first part of 2019, as global fixed-income markets also rallied after the ECB and the People's Bank of China adopted more dovish monetary policy stances in response to slowing economic growth rates.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 5

      The positive momentum did not last, however, as much of the global equity market's year-to-date gains evaporated in May, when the U.S./China trade talks hit another impasse and both countries announced an increase in tariffs. Global equities sold off sharply during the month.

      The markets once again recovered over the final two months of the 12-month period, with leading U.S. equity indices touching new highs. Investors responded to a general cooling in global tensions and the dovish commentaries from the ECB and the Fed. The ECB affirmed its "whatever it takes" sentiment and signaled the potential for near-term monetary stimulus. Meanwhile, at its June meeting, the Fed, with uncertainties increasing and economic data softening, reiterated its willingness to act "as appropriate to sustain economic expansion," and Powell indicated that the next rate move would likely be a cut, not an increase.

      As the 12-month period came to a close in July, the Fed reduced its benchmark federal funds rate and terminated its balance-sheet-reduction program two months early. Given the steady commitments to monetary easing of major central banks, global fixed-income markets enjoyed strong performance over the 12-month period.

Q What were the primary factors that drove the Fund's benchmark-relative performance during the 12-month period ended July 31, 2019?

A The primary factor behind the Fund's benchmark-relative underperformance for the 12-month period was the portfolio's short-duration positioning within fixed income compared with the Bloomberg Barclays Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We maintained a shorter duration to help cushion the portfolio against the effects of rising interest rates, given the solid economic growth trends in the United States. However, as rates fell and bond prices rallied for much of the 12-month period, the short-duration position ultimately detracted significantly from the Fund's relative returns. The short-duration positioning included an underweight to longer-duration investment-grade corporate bonds. That stance also detracted from the Fund's benchmark-relative performance as investment-grade corporates turned in very strong performance over the 12-month period. Ultimately, we took measures to extend the portfolio's duration during the second half of the period by increasing its allocation to U.S. high-yield bonds.

      Individual portfolio positions that detracted from the Fund's benchmark-relative performance during the 12-month period included equity holdings in Vodafone Group, Mitsubishi UFJ, PAC Systems, and Bank of America.

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

      On the positive side, the portfolio's equity hedges, which we use in an attempt to shelter the Fund from the effects of market downturns, aided benchmark-relative performance in the waning months of 2018. We had elected to increase the hedge positions during the September through October 2018 timeframe, out of concern that the potential burden of increased tariffs resulting from trade disputes would have a negative effect on corporate profits. The sharp market correction in late 2018 created meaningful returns for the Fund's equity hedges, and helped offset the losses incurred among the portfolio's investments in equity and equity notes. Our equity-hedging strategy consisted of maintaining core portfolio holdings of equities (positions in common stocks), plus customized equity-linked notes; those holdings were offset by taking short positions in equity-index futures contracts, such as S&P 500 futures.

      With regard to individual positions that aided the Fund's benchmark-relative performance during the 12-month period, the leading positive contributors among the portfolio's equity holdings were the common stocks of Abu Dhabi Commercial Bank and Apple. In fixed income, the top positive contributors to the Fund's benchmark-relative returns were investments in the high-yield bonds issued by CenturyLink.

Q Did the Fund invest in any derivative securities during the 12-month period ended July 31, 2019? If so, did the derivatives have an effect on the Fund's benchmark-relative performance during the period?

A Yes, as noted earlier, the use of equity-index futures and other equity hedging positions produced meaningful gains for the Fund during the period, and helped offset losses generated from other riskier holdings among the portfolio's common stock and equity-linked positions. We also used forward foreign currency contracts (currency forwards) in an attempt to manage currency risk associated with several of the Fund's non-U.S. dollar fixed-income holdings, and fixed-income index futures, as those securities can potentially help address systematic market risks across the portfolio. The forwards had a net-neutral effect on benchmark-relative performance during the 12-month period.

Q Did the Fund's yield, or distributions* to shareholders, change at all during the 12-month period ended July 31, 2019?

A The Fund's distributions remained stable over the 12-month period, with an average monthly distribution of $0.050 per share.

*     Distributions are not guaranteed.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 7

Q     What is your outlook for the coming months?

A At the close of the 12-month period, the financial markets were enjoying solidly positive performance across the board on a year-to-date basis, and were close to all-time highs. Investor expectations for a new wave of accommodative central-bank monetary policies have fueled much of the momentum, given weakness in the global economic outlook and muted inflationary pressures.

      However, the sudden deterioration of trade talks in May 2019 increased the likelihood of a protracted U.S./China trade dispute. The prospect of an all-out trade war has created uncertainties for the global economy and for corporations that have invested in developing global supply chains over the past 20 years, thus threatening profit margins.

      We do not believe a recession is imminent, but the current market environment is difficult to navigate, and that warrants a degree of caution with regard to owning riskier assets. Given the heightened uncertainty, we have positioned the Fund with a value-orientation on the equity side and a lower-duration stance relative to the Bloomberg Barclays Index on the fixed-income side.

      At period-end, the portfolio was overweight to the energy and financials sectors, which we believe offer more attractive valuations than other sectors, and could possibly contribute to solid risk-adjusted returns over time.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Please refer to the Schedule of Investments on pages 20-41 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 9

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Portfolio Summary | 7/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                             44.7%
Equity-Linked Notes                                                       19.6%
Corporate Bonds                                                           19.1%
Collateralized Mortgage Obligations                                        4.9%
Foreign Government Bonds                                                   4.3%
Asset Backed Securities                                                    2.5%
Investment Companies                                                       2.4%
Insurance-Linked Securities                                                2.0%
Affiliated Closed-End Fund (j)                                             0.5%
Over The Counter (OTC) Put Option Purchased                                0.0%+
Right/Warrant                                                              0.0%+

+     Amount rounds to less than 0.1%.

(j) Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Pioneer Asset Management, Inc.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                                14.4%
Energy                                                                     13.5%
Communication Services                                                     12.2%
Financials                                                                 10.9%
Information Technology                                                      7.9%
Consumer Discretionary                                                      7.0%
Mortgage Securities                                                         4.9%
Government                                                                  4.3%
Consumer Cyclical                                                           4.2%
Materials                                                                   4.2%
Technology                                                                  4.0%
Real Estate                                                                 3.6%
Asset Backed Securities                                                     2.5%
Consumer Non-cyclical                                                       2.4%
Health Care                                                                 2.1%
Consumer Staples                                                            1.5%
Utilities                                                                   0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Royal Dutch Shell Plc                                                  2.56%
--------------------------------------------------------------------------------
 2. CenturyLink, Inc., 7.65%, 3/15/42                                      1.97
--------------------------------------------------------------------------------
 3. CenturyLink, Inc., 7.6%, 9/15/39                                       1.87
--------------------------------------------------------------------------------
 4. TOTAL SA                                                               1.80
--------------------------------------------------------------------------------
 5. AT&T, Inc.                                                             1.77
--------------------------------------------------------------------------------
 6. Indonesia Treasury Bond, 8.75%, 5/15/31                                1.42
--------------------------------------------------------------------------------
 7. Energy Transfer LP                                                     1.37
--------------------------------------------------------------------------------
 8. ABN AMRO Bank NV (144A)                                                1.34
--------------------------------------------------------------------------------
 9. Indonesia Treasury Bond, 8.375%, 3/15/24                               1.28
--------------------------------------------------------------------------------
10. Invesco Senior Income Trust                                            1.27
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 11

Prices and Distributions | 7/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                  7/31/19                        7/31/18
--------------------------------------------------------------------------------
     A                      $10.79                         $11.59
--------------------------------------------------------------------------------
     C                      $10.76                         $11.56
--------------------------------------------------------------------------------
     K                      $11.12                         $11.95
--------------------------------------------------------------------------------
     R                      $10.83                         $11.64
--------------------------------------------------------------------------------
     Y                      $10.77                         $11.57
--------------------------------------------------------------------------------

Distributions per Share: 8/1/18-7/31/19

--------------------------------------------------------------------------------
                     Net
                  Investment           Short-Term             Long-Term
    Class          Income             Capital Gains          Capital Gains
--------------------------------------------------------------------------------
     A             $0.6157                $ --                   $ --
--------------------------------------------------------------------------------
     C             $0.5300                $ --                   $ --
--------------------------------------------------------------------------------
     K             $0.6675                $ --                   $ --
--------------------------------------------------------------------------------
     R             $0.5503                $ --                   $ --
--------------------------------------------------------------------------------
     Y             $0.6383                $ --                   $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Performance Update | 7/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2019)
----------------------------------------------------------
                                     Bloomberg    MSCI
                                     Barclays     All
               Net       Public      U.S.         Country
               Asset     Offering    Aggregate    World
               Value     Price       Bond         ND
Period         (NAV)     (POP)       Index        Index
----------------------------------------------------------
Since
inception
12/22/11        7.14%     6.50%      2.82%        9.98%
5 year          3.74      2.79       3.05         6.48
1 year         -1.56     -5.99       8.08         2.95
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
----------------------------------------------------------
Gross           Net
----------------------------------------------------------
0.95%           0.90%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $ 9,550                 $10,000                          $10,000
7/12         $10,401                 $10,378                          $10,710
7/13         $11,808                 $10,181                          $12,905
7/14         $13,434                 $10,585                          $14,958
7/15         $13,287                 $10,884                          $15,382
7/16         $13,395                 $11,530                          $15,314
7/17         $15,555                 $11,470                          $17,926
7/18         $16,397                 $11,379                          $19,892
7/19         $16,141                 $12,298                          $20,478

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 13

Performance Update | 7/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2019)
----------------------------------------------------------
                                     Bloomberg    MSCI
                                     Barclays     All
                                     U.S.         Country
                                     Aggregate    World
               If        If          Bond         ND
Period         Held      Redeemed    Index        Index
----------------------------------------------------------
Since
inception
12/22/11        6.27%     6.27%      2.82%        9.98%
5 year          2.92      2.92       3.05         6.48
1 year         -2.33     -2.33       8.08         2.95
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
----------------------------------------------------------
Gross
----------------------------------------------------------
1.70%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $10,000                 $10,000                          $10,000
7/12         $10,844                 $10,378                          $10,710
7/13         $12,188                 $10,181                          $12,905
7/14         $13,753                 $10,585                          $14,958
7/15         $13,493                 $10,884                          $15,382
7/16         $13,502                 $11,530                          $15,314
7/17         $15,543                 $11,470                          $17,926
7/18         $16,259                 $11,379                          $19,892
7/19         $15,880                 $12,298                          $20,478

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Performance Update | 7/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2019)
----------------------------------------------------------
                                   Bloomberg      MSCI
                                   Barclays       All
                       Net         U.S.           Country
                       Asset       Aggregate      World
                       Value       Bond           ND
Period                 (NAV)       Index          Index
----------------------------------------------------------
Since
inception
12/22/11                7.74%      2.82%          9.98%
5 year                  4.62       3.05           6.48
1 year                 -1.32       8.08           2.95
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
----------------------------------------------------------
Gross
----------------------------------------------------------
0.64%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $5,000,000              $5,000,000                       $ 5,000,000
7/12         $5,445,326              $5,189,200                       $ 5,355,002
7/13         $6,182,044              $5,090,345                       $ 6,452,651
7/14         $7,033,313              $5,292,389                       $ 7,479,249
7/15         $6,971,183              $5,441,850                       $ 7,691,064
7/16         $7,124,872              $5,764,826                       $ 7,657,023
7/17         $8,311,487              $5,735,151                       $ 8,963,156
7/18         $8,935,485              $5,689,263                       $ 9,946,011
7/19         $8,817,240              $6,149,001                       $10,239,205


Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 15

Performance Update | 7/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2019)
----------------------------------------------------------
                                   Bloomberg      MSCI
                                   Barclays       All
                       Net         U.S.           Country
                       Asset       Aggregate      World
                       Value       Bond           ND
Period                 (NAV)       Index          Index
----------------------------------------------------------
Since
inception
12/22/11                6.88%      2.82%          9.98%
5 year                  3.36       3.05           6.48
1 year                 -2.22       8.08           2.95
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
----------------------------------------------------------
Gross
----------------------------------------------------------
1.45%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $10,000                 $10,000                          $10,000
7/12         $10,891                 $10,378                          $10,710
7/13         $12,364                 $10,181                          $12,905
7/14         $14,067                 $10,585                          $14,958
7/15         $13,946                 $10,884                          $15,382
7/16         $14,003                 $11,530                          $15,314
7/17         $16,177                 $11,470                          $17,926
7/18         $16,967                 $11,379                          $19,892
7/19         $16,591                 $12,298                          $20,478

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Performance Update | 7/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2019)
----------------------------------------------------------
                                   Bloomberg      MSCI
                                   Barclays       All
                       Net         U.S.           Country
                       Asset       Aggregate      World
                       Value       Bond           ND
Period                 (NAV)       Index          Index
----------------------------------------------------------
Since
inception
12/22/11                7.33%      2.82%          9.98%
5 year                  3.94       3.05           6.48
1 year                 -1.36       8.08           2.95
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
----------------------------------------------------------
Gross        Net
----------------------------------------------------------
0.74%        0.70%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $5,000,000              $5,000,000                       $ 5,000,000
7/12         $5,454,950              $5,189,200                       $ 5,355,002
7/13         $6,193,872              $5,090,345                       $ 6,452,651
7/14         $7,061,687              $5,292,389                       $ 7,479,249
7/15         $6,999,207              $5,441,850                       $ 7,691,064
7/16         $7,069,582              $5,764,826                       $ 7,657,023
7/17         $8,219,648              $5,735,151                       $ 8,963,156
7/18         $8,683,455              $5,689,263                       $ 9,946,011
7/19         $8,565,190              $6,149,001                       $10,239,205

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2019, through July 31, 2019.

----------------------------------------------------------------------------------------------
Share Class                     A             C             K             R             Y
----------------------------------------------------------------------------------------------
Beginning Account           $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/19
----------------------------------------------------------------------------------------------
Ending Account Value        $1,004.49     $1,001.54     $1,006.73     $1,001.13     $1,005.61
(after expenses)
on 7/31/19
----------------------------------------------------------------------------------------------
Expenses Paid                   $4.22         $8.14         $2.79         $7.79         $3.23
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.64%, 0.56%, 1.57%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2019, through July 31, 2019.

----------------------------------------------------------------------------------------------
Share Class                     A             C             K             R             Y
----------------------------------------------------------------------------------------------
Beginning Account           $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/19
----------------------------------------------------------------------------------------------
Ending Account Value        $1,020.58     $1,016.66     $1,022.02     $1,017.01     $1,021.57
(after expenses)
on 7/31/19
----------------------------------------------------------------------------------------------
Expenses Paid                   $4.26         $8.20         $2.81         $7.85         $3.26
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.64%, 0.56%, 1.57%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 19

Schedule of Investments | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 UNAFFILIATED ISSUERS -- 97.5%
                                 COMMON STOCKS -- 43.6% of Net Assets
                                 Aerospace & Defense -- 0.8%
             58,960              Raytheon Co.                                                                $   10,747,818
             36,152              Thales SA                                                                        4,089,786
                                                                                                             --------------
                                 Total Aerospace & Defense                                                   $   14,837,604
---------------------------------------------------------------------------------------------------------------------------
                                 Auto Components -- 0.3%
            129,300              Bridgestone Corp.                                                           $    4,874,086
                                                                                                             --------------
                                 Total Auto Components                                                       $    4,874,086
---------------------------------------------------------------------------------------------------------------------------
                                 Automobiles -- 0.7%
            202,500              Toyota Motor Corp.                                                          $   13,077,369
                                                                                                             --------------
                                 Total Automobiles                                                           $   13,077,369
---------------------------------------------------------------------------------------------------------------------------
                                 Banks -- 7.7%
          1,161,695              ABN AMRO Bank NV (144A)                                                     $   23,128,834
          8,553,969              Abu Dhabi Commercial Bank PJSC                                                  20,959,046
            624,078              Bank of America Corp.                                                           19,146,713
            303,783              BNP Paribas SA                                                                  14,204,480
            310,711              FinecoBank Banca Fineco S.p.A.                                                   3,097,193
            222,675              Hana Financial Group, Inc.                                                       6,510,855
             64,594              JPMorgan Chase & Co.                                                             7,492,904
            196,173              KB Financial Group, Inc.                                                         7,163,755
         10,262,086              Lloyds Banking Group Plc                                                         6,657,352
          1,703,900              Malayan Banking Bhd                                                              3,571,728
          3,772,600              Mitsubishi UFJ Financial Group, Inc.                                            18,182,291
             38,845              PNC Financial Services Group, Inc.                                               5,550,951
                                                                                                             --------------
                                 Total Banks                                                                 $  135,666,102
---------------------------------------------------------------------------------------------------------------------------
                                 Capital Markets -- 1.9%
            189,582              Blackstone Group, Inc.                                                      $    9,096,144
            487,617(a)           Credit Suisse Group AG                                                           5,905,006
            426,954              Morgan Stanley                                                                  19,025,070
                                                                                                             --------------
                                 Total Capital Markets                                                       $   34,026,220
---------------------------------------------------------------------------------------------------------------------------
                                 Chemicals -- 0.3%
          2,117,467              Chevron Lubricants Lanka Plc                                                $      804,367
            374,800              Tokai Carbon Co., Ltd.                                                           3,718,192
                                                                                                             --------------
                                 Total Chemicals                                                             $    4,522,559
---------------------------------------------------------------------------------------------------------------------------
                                 Construction & Engineering -- 0.2%
          5,308,500              Sinopec Engineering Group Co., Ltd., Class H                                $    4,184,460
                                                                                                             --------------
                                 Total Construction & Engineering                                            $    4,184,460
---------------------------------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 0.2%
        103,225,500              BFI Finance Indonesia Tbk PT                                                $    4,381,763
                                                                                                             --------------
                                 Total Consumer Finance                                                      $    4,381,763
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 Diversified Telecommunication Services -- 2.2%
            898,849              AT&T, Inc.                                                                  $   30,605,809
            472,789              CenturyLink, Inc.                                                                5,716,019
          6,584,800              Telekomunikasi Indonesia Persero Tbk PT                                          2,020,021
                                                                                                             --------------
                                 Total Diversified Telecommunication Services                                $   38,341,849
---------------------------------------------------------------------------------------------------------------------------
                                 Electrical Equipment -- 1.7%
          1,325,200              Mitsubishi Electric Corp.                                                   $   17,453,675
            642,416              Prysmian S.p.A.                                                                 13,295,845
                                                                                                             --------------
                                 Total Electrical Equipment                                                  $   30,749,520
---------------------------------------------------------------------------------------------------------------------------
                                 Entertainment -- 0.2%
            142,637              Viacom, Inc., Class B                                                       $    4,329,033
                                                                                                             --------------
                                 Total Entertainment                                                         $    4,329,033
---------------------------------------------------------------------------------------------------------------------------
                                 Equity Real Estate Investment Trusts (REITs) -- 3.3%
            162,380              alstria office REIT-AG                                                      $    2,628,093
            309,598              CoreCivic, Inc.                                                                  5,253,878
             67,495              Digital Realty Trust, Inc.                                                       7,718,728
              1,654              Invincible Investment Corp.                                                        950,444
            230,567              Lar Espana Real Estate Socimi SA                                                 1,781,498
         10,697,400              Mapletree Industrial Trust                                                      17,530,974
          4,832,130              Mapletree Logistics Trust                                                        5,420,066
          1,050,173              Primary Health Properties Plc                                                    1,681,167
             55,166              Simon Property Group, Inc.                                                       8,947,925
             92,173              Spirit Realty Capital, Inc.                                                      4,066,673
            121,168              Wereldhave NV                                                                    2,587,018
                                                                                                             --------------
                                 Total Equity Real Estate Investment Trusts (REITs)                          $   58,566,464
---------------------------------------------------------------------------------------------------------------------------
                                 Food & Staples Retailing -- 0.5%
            168,583              Walgreens Boots Alliance, Inc.                                              $    9,186,088
                                                                                                             --------------
                                 Total Food & Staples Retailing                                              $    9,186,088
---------------------------------------------------------------------------------------------------------------------------
                                 Household Durables -- 0.6%
            420,545              Persimmon Plc                                                               $   10,277,481
                                                                                                             --------------
                                 Total Household Durables                                                    $   10,277,481
---------------------------------------------------------------------------------------------------------------------------
                                 Insurance -- 3.5%
             75,031              Allianz SE                                                                  $   17,500,149
             83,283              American International Group, Inc.                                               4,663,015
            413,696              AXA SA                                                                          10,502,002
          1,268,000              Ping An Insurance Group Co. of China, Ltd., Class H                             15,130,337
            106,708              Progressive Corp.                                                                8,641,214
             11,013              Zurich Insurance Group AG                                                        3,841,358
                                                                                                             --------------
                                 Total Insurance                                                             $   60,278,075
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 21

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 Interactive Media & Services -- 0.4%
              3,146(a)           Alphabet, Inc.                                                              $    3,832,457
              3,157(a)           Alphabet, Inc., Class C                                                          3,841,059
                                                                                                             --------------
                                 Total Interactive Media & Services                                          $    7,673,516
---------------------------------------------------------------------------------------------------------------------------
                                 IT Services -- 0.4%
            104,846              Cognizant Technology Solutions Corp.                                        $    6,829,669
                                                                                                             --------------
                                 Total IT Services                                                           $    6,829,669
---------------------------------------------------------------------------------------------------------------------------
                                 Leisure Products -- 0.3%
          5,914,000              Honma Golf, Ltd. (144A)                                                     $    5,273,746
                                                                                                             --------------
                                 Total Leisure Products                                                      $    5,273,746
---------------------------------------------------------------------------------------------------------------------------
                                 Machinery -- 0.4%
            201,896              ANDRITZ AG                                                                  $    7,242,550
                                                                                                             --------------
                                 Total Machinery                                                             $    7,242,550
---------------------------------------------------------------------------------------------------------------------------
                                 Marine -- 0.0%+
            156,960              Fjord1 ASA (144A)                                                           $      689,938
                                                                                                             --------------
                                 Total Marine                                                                $      689,938
---------------------------------------------------------------------------------------------------------------------------
                                 Media -- 0.4%
            726,047              Television Francaise 1                                                      $    7,283,978
                                                                                                             --------------
                                 Total Media                                                                 $    7,283,978
---------------------------------------------------------------------------------------------------------------------------
                                 Metals & Mining -- 1.1%
            923,690(a)           Lynas Corp., Ltd.                                                           $    1,649,008
          2,528,295              Magnitogorsk Iron & Steel Works PJSC                                             1,702,053
            159,001              Nucor Corp.                                                                      8,646,475
            226,963              Severstal PJSC                                                                   3,665,866
            396,000              Stelco Holdings, Inc.                                                            4,561,728
                                                                                                             --------------
                                 Total Metals & Mining                                                       $   20,225,130
---------------------------------------------------------------------------------------------------------------------------
                                 Mortgage Real Estate Investment Trusts (REITs) -- 0.2%
            209,483              New Residential Investment Corp.                                            $    3,286,788
                                                                                                             --------------
                                 Total Mortgage Real Estate Investment Trusts (REITs)                        $    3,286,788
---------------------------------------------------------------------------------------------------------------------------
                                 Oil, Gas & Consumable Fuels -- 11.0%
          1,390,042              BP Plc                                                                      $    9,227,332
            921,778(a)           BW LPG, Ltd. (144A)                                                              4,226,782
             57,463              ConocoPhillips                                                                   3,394,914
          1,644,265              Energy Transfer LP                                                              23,644,531
            465,101              Enterprise Products Partners LP                                                 14,004,191
            116,000              HollyFrontier Corp.                                                              5,773,320
            589,211              MPLX LP                                                                         17,293,343
          7,389,500              PTT PCL                                                                         11,371,238
          1,976,844              Rosneft Oil Co. PJSC (G.D.R.)                                                   13,098,568
          1,401,588              Royal Dutch Shell Plc                                                           44,242,473

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 Oil, Gas & Consumable Fuels -- (continued)
            597,520              Tallgrass Energy LP                                                         $   11,454,458
            599,166              TOTAL SA                                                                        31,240,904
            172,804              Western Midstream Partners LP                                                    4,665,708
                                                                                                             --------------
                                 Total Oil, Gas & Consumable Fuels                                           $  193,637,762
---------------------------------------------------------------------------------------------------------------------------
                                 Paper & Forest Products -- 0.1%
            149,721              Stora Enso OYJ, Class R                                                     $    1,731,931
                                                                                                             --------------
                                 Total Paper & Forest Products                                               $    1,731,931
---------------------------------------------------------------------------------------------------------------------------
                                 Pharmaceuticals -- 1.9%
            612,246              GlaxoSmithKline Plc                                                         $   12,680,397
             98,925              Novartis AG                                                                      9,107,792
            291,538              Pfizer, Inc.                                                                    11,323,336
                                                                                                             --------------
                                 Total Pharmaceuticals                                                       $   33,111,525
---------------------------------------------------------------------------------------------------------------------------
                                 Real Estate Management & Development -- 0.2%
             72,304              TAG Immobilien AG                                                           $    1,712,059
            589,410(a)           Vinhomes JSC (144A)                                                              2,237,640
                                                                                                             --------------
                                 Total Real Estate Management & Development                                  $    3,949,699
---------------------------------------------------------------------------------------------------------------------------
                                 Semiconductors & Semiconductor Equipment -- 0.0%+
             68,000(a)           Powertech Technology, Inc.                                                  $      186,828
                                                                                                             --------------
                                 Total Semiconductors & Semiconductor Equipment                              $      186,828
---------------------------------------------------------------------------------------------------------------------------
                                 Software -- 0.7%
            169,519              Micro Focus International Plc                                               $    3,585,604
             67,659              Microsoft Corp.                                                                  9,219,892
                                                                                                             --------------
                                 Total Software                                                              $   12,805,496
---------------------------------------------------------------------------------------------------------------------------
                                 Technology Hardware, Storage & Peripherals -- 0.2%
             57,364              NetApp, Inc.                                                                $    3,355,220
                                                                                                             --------------
                                 Total Technology Hardware, Storage & Peripherals                            $    3,355,220
---------------------------------------------------------------------------------------------------------------------------
                                 Textiles, Apparel & Luxury Goods -- 0.3%
            181,486              Tapestry, Inc.                                                              $    5,613,362
                                                                                                             --------------
                                 Total Textiles, Apparel & Luxury Goods                                      $    5,613,362
---------------------------------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.3%
         17,994,300              AKR Corporindo Tbk PT                                                       $    5,134,993
                                                                                                             --------------
                                 Total Trading Companies & Distributors                                      $    5,134,993
---------------------------------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 1.6%
            654,602              Vodafone Group Plc (A.D.R.)                                                 $   11,861,388
          8,548,288              Vodafone Group Plc                                                              15,606,166
                                                                                                             --------------
                                 Total Wireless Telecommunication Services                                   $   27,467,554
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS
                                 (Cost $778,426,614)                                                         $  772,798,358
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 23

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 2.5%
                                 of Net Assets
            700,000              Ascentium Equipment Receivables Trust, Series 2016-2A,
                                 Class E, 6.79%, 10/10/24 (144A)                                             $      714,937
          2,240,470              BXG Receivables Note Trust, Series 2018-A, Class C,
                                 4.44%, 2/2/34 (144A)                                                             2,301,458
          1,087,547              Commonbond Student Loan Trust, Series 2018-CGS,
                                 Class A1, 3.87%, 2/25/46 (144A)                                                  1,124,859
            710,553              Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                                 4/15/27 (144A)                                                                     709,853
          3,500,000              Exeter Automobile Receivables Trust, Series 2018-4A,
                                 Class C, 3.97%, 9/15/23 (144A)                                                   3,564,036
          2,500,000              Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                                 8/28/27 (144A)                                                                   2,499,805
            816,000              Foursight Capital Automobile Receivables Trust, Series
                                 2018-1, Class B, 3.53%, 4/17/23 (144A)                                             826,735
             29,400(b)           GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                                 7.78%, 3/25/27                                                                       5,800
          2,500,000              Hercules Capital Funding Trust, Series 2018-1A, Class A,
                                 4.605%, 11/22/27 (144A)                                                          2,577,058
          2,500,000(c)           Home Partners of America Trust, Series 2016-2, Class E,
                                 6.094% (1 Month USD LIBOR + 378 bps),
                                 10/17/33 (144A)                                                                  2,509,642
          1,100,000(c)           Home Partners of America Trust, Series 2017-1, Class E,
                                 4.964% (1 Month USD LIBOR + 265 bps), 7/17/34 (144A)                             1,102,012
          2,200,000(c)           Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.325%
                                 (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                                    2,190,281
          5,000,000(b)           Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
                                 3.5%, 4/25/66 (144A)                                                             5,047,209
          1,677,000              Navitas Equipment Receivables LLC, Series 2016-1,
                                 Class C, 5.05%, 12/15/21 (144A)                                                  1,685,156
            899,057(c)           Newtek Small Business Loan Trust, Series 2018-1,
                                 Class A, 4.104% (1 Month USD LIBOR +
                                 170 bps), 2/25/44 (144A)                                                           899,056
            899,057(c)           Newtek Small Business Loan Trust, Series 2018-1,
                                 Class B, 5.404% (1 Month USD LIBOR +
                                 300 bps), 2/25/44 (144A)                                                           899,054
          2,000,000              Progress Residential Trust, Series 2017-SFR1, Class D,
                                 3.565%, 8/17/34 (144A)                                                           2,018,661
          5,000,000              Purchasing Power Funding LLC, Series 2018-A, Class A,
                                 3.34%, 8/15/22 (144A)                                                            5,006,882
            500,000              Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)                              502,500
            482,750              Skopos Auto Receivables Trust, Series 2018-1A, Class A,
                                 3.19%, 9/15/21 (144A)                                                              482,945
            603,854              SoFi Consumer Loan Program LLC, Series 2016-4, Class A,
                                 3.18%, 11/25/25 (144A)                                                             606,495
          1,713,343              Tidewater Auto Receivables Trust, Series 2018-AA,
                                 Class A2, 3.12%, 7/15/22 (144A)                                                  1,715,879

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- (continued)
          1,750,000              Tricon American Homes Trust, Series 2017-SFR1, Class F,
                                 5.151%, 9/17/34 (144A)                                                      $    1,796,182
            584,905              Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                                 12/20/30 (144A)                                                                    587,954
          2,000,000              Westlake Automobile Receivables Trust, Series 2016-2A,
                                 Class E, 6.41%, 5/15/23 (144A)                                                   2,007,658
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $43,041,796)                                                          $   43,382,107
---------------------------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
                                 of Net Assets
          4,500,000(c)           Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.866%
                                 (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                               $    4,511,583
          1,786,672(c)           BX Commercial Mortgage Trust, Series 2018-IND, Class D,
                                 3.625% (1 Month USD LIBOR + 130 bps), 11/15/35 (144A)                            1,787,792
          1,700,000(c)           BX Trust, Series 2017-APPL, Class B, 3.475% (1 Month USD
                                 LIBOR + 115 bps), 7/15/34 (144A)                                                 1,700,513
          6,375,000(c)           BX Trust, Series 2017-SLCT, Class B, 3.525% (1 Month USD
                                 LIBOR + 120 bps), 7/15/34 (144A)                                                 6,376,932
          1,812,112(b)           Cascade Funding Mortgage Trust, Series 2018-RM2,
                                 Class A, 4.0%, 10/25/68 (144A)                                                   1,857,483
          2,800,000(c)           CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                                 Class B, 3.295% (1 Month USD LIBOR +
                                 97 bps), 7/15/32 (144A)                                                          2,801,118
          5,000,000(c)           Connecticut Avenue Securities Trust, Series 2019-R01,
                                 Class 2M2, 4.716% (1 Month USD LIBOR +
                                 245 bps), 7/25/31 (144A)                                                         5,072,601
          2,450,000(c)           Connecticut Avenue Securities Trust, Series 2019-R02,
                                 Class 1M2, 4.566% (1 Month USD LIBOR +
                                 230 bps), 8/25/31 (144A)                                                         2,468,714
          1,470,000(c)           Connecticut Avenue Securities Trust, Series 2019-R03,
                                 Class 1B1, 6.366% (1 Month USD LIBOR +
                                 410 bps), 9/25/31 (144A)                                                         1,576,713
          3,090,000(c)           Connecticut Avenue Securities Trust, Series 2019-R04,
                                 Class 2B1, 7.516% (1 Month USD LIBOR +
                                 525 bps), 6/25/39 (144A)                                                         3,295,074
          2,080,000(c)           Eagle Re, Ltd., Series 2018-1, Class M1, 3.966% (1 Month
                                 USD LIBOR + 170 bps), 11/25/28 (144A)                                            2,077,629
          2,700,000(c)           Eagle Re, Ltd., Series 2019-1, Class B1, 6.766% (1 Month
                                 USD LIBOR + 450 bps), 4/25/29 (144A)                                             2,699,985
          2,000,000(c)           Fannie Mae Connecticut Avenue Securities, Series 2018-C04,
                                 Class 2M2, 4.816% (1 Month USD LIBOR +
                                 255 bps), 12/25/30                                                               2,040,370
          2,700,000(c)           Freddie Mac Stacr Trust, Series 2019-DNA1, Class B2,
                                 13.154% (1 Month USD LIBOR +
                                 1,075 bps), 1/25/49 (144A)                                                       3,228,142
          2,790,000(c)           Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
                                 12.766% (1 Month USD LIBOR + 1,050 bps),
                                 3/25/49 (144A)                                                                   3,268,393

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 25

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
          1,000,000(c)           Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                                 14.516% (1 Month USD LIBOR +
                                 1,225 bps), 2/25/49 (144A)                                                  $    1,215,388
          3,000,000(c)           Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                                 4.616% (1 Month USD LIBOR + 235 bps), 2/25/49 (144A)                             3,029,807
          1,000,000(c)           Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                                 13.516% (1 Month USD LIBOR + 1,125 bps),
                                 4/25/49 (144A)                                                                   1,156,999
          5,000,000(b)           FREMF Mortgage Trust, Series 2014-K716, Class B, 3.948%,
                                 8/25/47 (144A)                                                                   5,127,689
             24,505              Global Mortgage Securitization, Ltd., Series 2004-A,
                                 Class B1, 5.25%, 11/25/32 (144A)                                                    16,483
            180,544              Global Mortgage Securitization, Ltd., Series 2004-A,
                                 Class B2, 5.25%, 11/25/32 (144A)                                                    29,184
            210,000(b)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                                 11/25/43 (144A)                                                                    125,571
          4,000,000(b)           GS Mortgage Securities Corp. Trust, Series 2016-RENT,
                                 Class C, 4.067%, 2/10/29 (144A)                                                  4,043,559
          1,000,000(c)           GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                                 Class B, 3.425% (1 Month USD LIBOR + 110 bps),
                                 7/15/32 (144A)                                                                     984,019
          2,930,000(c)           GS Mortgage Securities Trust, Series 2018-HART, Class B,
                                 3.625% (1 Month USD LIBOR + 130 bps), 10/15/31 (144A)                            2,933,134
          1,040,000(c)           Home Re, Ltd., Series 2018-1, Class M1, 3.866% (1 Month
                                 USD LIBOR + 160 bps), 10/25/28 (144A)                                            1,038,385
          2,595,185(b)           JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%,
                                 11/25/48 (144A)                                                                  2,612,947
          2,857,525(c)           Oaktown Re II, Ltd., Series 2018-1A, Class M1, 3.816%
                                 (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                    2,860,084
          3,000,000              OBP Depositor LLC Trust, Series 2010-OBP, Class A,
                                 4.646%, 7/15/45 (144A)                                                           3,024,211
          2,960,494(c)           Radnor Re, Ltd., Series 2018-1, Class M1, 3.666%
                                 (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                    2,967,618
          2,634,871              ReadyCap Commercial Mortgage Trust, Series 2018-4,
                                 Class A, 3.39%, 2/27/51 (144A)                                                   2,609,243
          1,020,072(b)           Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
                                 Class A, 3.192%, 5/25/37 (144A)                                                  1,010,413
          4,050,401(c)           Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class B,
                                 3.464% (1 Month USD LIBOR + 110 bps),
                                 11/11/34 (144A)                                                                  4,054,134
          1,344,419(b)           Verus Securitization Trust, Series 2017-1A, Class A3,
                                 3.716%, 1/25/47 (144A)                                                           1,353,890
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $83,490,942)                                                          $   84,955,800
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 18.7% of Net Assets
                                 Advertising -- 0.2%
          3,444,000              MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                     $    3,108,210
                                                                                                             --------------
                                 Total Advertising                                                           $    3,108,210
---------------------------------------------------------------------------------------------------------------------------
                                 Aerospace & Defense -- 0.2%
            915,000              Bombardier, Inc., 7.5%, 3/15/25 (144A)                                      $      930,441
          3,372,000              Bombardier, Inc., 7.875%, 4/15/27 (144A)                                         3,414,150
                                                                                                             --------------
                                 Total Aerospace & Defense                                                   $    4,344,591
---------------------------------------------------------------------------------------------------------------------------
                                 Auto Parts & Equipment -- 0.5%
          5,468,000              American Axle & Manufacturing, Inc., 6.25%, 3/15/26                         $    5,447,495
          2,884,000              Titan International, Inc., 6.5%, 11/30/23                                        2,516,290
                                                                                                             --------------
                                 Total Auto Parts & Equipment                                                $    7,963,785
---------------------------------------------------------------------------------------------------------------------------
                                 Banks -- 2.5%
          2,614,000              Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                               $    2,280,715
          8,650,000(b)(d)        ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                              9,056,550
          8,676,000(b)(d)        Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                                 Rate + 450 bps)                                                                  9,083,772
          2,920,000              Provident Funding Associates LP/PFG Finance Corp., 6.375%,
                                 6/15/25 (144A)                                                                   2,817,800
          8,125,000(b)(d)        Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                                 Swap Rate + 572 bps)                                                             8,703,906
          2,350,000(b)(d)        Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                                 Swap Rate + 760 bps)                                                             2,499,813
          8,600,000(b)(d)        UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                                 Swap Rate + 434 bps) (144A)                                                      9,073,000
                                                                                                             --------------
                                 Total Banks                                                                 $   43,515,556
---------------------------------------------------------------------------------------------------------------------------
                                 Building Materials -- 0.5%
          2,661,000              American Woodmark Corp., 4.875%, 3/15/26 (144A)                             $    2,634,390
          1,510,000              Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                                1,562,850
          1,689,000              Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                                 1,777,672
          2,627,000              Summit Material LLC/Summit Materials Finance Corp.,
                                 6.5%, 3/15/27 (144A)                                                             2,778,053
                                                                                                             --------------
                                 Total Building Materials                                                    $    8,752,965
---------------------------------------------------------------------------------------------------------------------------
                                 Chemicals -- 1.1%
          4,008,000              CF Industries, Inc., 5.375%, 3/15/44                                        $    3,767,520
          4,769,000              Chemours Co., 7.0%, 5/15/25                                                      4,677,757
          2,660,000              Hexion, Inc., 7.875%, 7/15/27 (144A)                                             2,633,400
          2,000,000              Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.0%,
                                 4/15/25 (144A)                                                                   2,030,000
          2,312,000              OCI NV, 6.625%, 4/15/23 (144A)                                                   2,404,480
          2,736,000              Trinseo Materials Operating SCA/Trinseo Materials Finance,
                                 Inc., 5.375%, 9/1/25 (144A)                                                      2,588,940

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 27

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Chemicals -- (continued)
          1,643,000              Tronox, Inc., 6.5%, 4/15/26 (144A)                                          $    1,573,337
                                                                                                             --------------
                                 Total Chemicals                                                             $   19,675,434
---------------------------------------------------------------------------------------------------------------------------
                                 Coal -- 0.2%
          4,190,000              SunCoke Energy Partners LP/SunCoke Energy Partners
                                 Finance Corp., 7.5%, 6/15/25 (144A)                                         $    4,153,128
                                                                                                             --------------
                                 Total Coal                                                                  $    4,153,128
---------------------------------------------------------------------------------------------------------------------------
                                 Commercial Services -- 0.7%
          2,642,000              Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                                 5/1/25 (144A)                                                               $    2,618,882
          2,348,000              Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                   2,406,700
          3,582,000              Garda World Security Corp., 8.75%, 5/15/25 (144A)                                3,662,595
          3,746,000              Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                     3,993,348
                                                                                                             --------------
                                 Total Commercial Services                                                   $   12,681,525
---------------------------------------------------------------------------------------------------------------------------
                                 Diversified Financial Services -- 0.2%
          1,915,000              Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                 6.5%, 7/1/21                                                                $    1,909,485
          1,605,000              Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                 6.5%, 6/1/22                                                                     1,596,975
                                                                                                             --------------
                                 Total Diversified Financial Services                                        $    3,506,460
---------------------------------------------------------------------------------------------------------------------------
                                 Electric -- 0.2%
          2,568,000              Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                       $    2,663,530
          1,079,000              Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                   1,065,102
                                                                                                             --------------
                                 Total Electric                                                              $    3,728,632
---------------------------------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.0%+
            240,000              Energizer Holdings, Inc., 6.375%, 7/15/26 (144A)                            $      250,200
                                                                                                             --------------
                                 Total Electrical Components & Equipment                                     $      250,200
---------------------------------------------------------------------------------------------------------------------------
                                 Entertainment -- 0.8%
          2,621,000              Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
                                 10/15/25 (144A)                                                             $    2,615,234
          3,419,000              Enterprise Development Authority, 12.0%, 7/15/24 (144A)                          3,803,637
          1,505,000              International Game Technology Plc, 6.25%, 1/15/27 (144A)                         1,632,925
          4,396,000              Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                      4,704,951
          1,678,000              Scientific Games International, Inc., 10.0%, 12/1/22                             1,749,349
                                                                                                             --------------
                                 Total Entertainment                                                         $   14,506,096
---------------------------------------------------------------------------------------------------------------------------
                                 Environmental Control -- 0.6%
          4,375,000              GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                              $    4,435,156
          2,530,000              GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                     2,770,350
          3,342,000              Tervita Corp., 7.625%, 12/1/21 (144A)                                            3,408,840
                                                                                                             --------------
                                 Total Environmental Control                                                 $   10,614,346
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Food -- 0.6%
          1,954,000              FAGE International SA/FAGE USA Dairy Industry, Inc.,
                                 5.625%, 8/15/26 (144A)                                                      $    1,699,980
          1,850,000              JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                                 2/15/28 (144A)                                                                   1,994,300
          1,760,000              JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
                                 Inc., 5.5%, 1/15/30 (144A)                                                       1,760,000
          3,859,000              Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                       3,530,985
            920,000              Simmons Foods, Inc., 7.75%, 1/15/24 (144A)                                         989,000
                                                                                                             --------------
                                 Total Food                                                                  $    9,974,265
---------------------------------------------------------------------------------------------------------------------------
                                 Forest Products & Paper -- 0.2%
          4,236,000              Schweitzer-Mauduit International, Inc., 6.875%,
                                 10/1/26 (144A)                                                              $    4,331,310
                                                                                                             --------------
                                 Total Forest Products & Paper                                               $    4,331,310
---------------------------------------------------------------------------------------------------------------------------
                                 Healthcare-Services -- 0.5%
          2,930,000              BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                     $    2,893,961
          1,262,000              RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                                 5/1/23 (144A)                                                                    1,343,651
          4,350,000              Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                             4,295,625
                                                                                                             --------------
                                 Total Healthcare-Services                                                   $    8,533,237
---------------------------------------------------------------------------------------------------------------------------
                                 Holding Companies-Diversified -- 0.2%
          2,710,000              VistaJet Malta Finance Plc/XO Management Holding, Inc.,
                                 10.5%, 6/1/24 (144A)                                                        $    2,682,900
                                                                                                             --------------
                                 Total Holding Companies-Diversified                                         $    2,682,900
---------------------------------------------------------------------------------------------------------------------------
                                 Home Builders -- 0.7%
          3,921,000              Beazer Homes USA, Inc., 5.875%, 10/15/27                                    $    3,587,715
            500,000              Beazer Homes USA, Inc., 8.75%, 3/15/22                                             517,910
          4,258,000              KB Home, 7.625%, 5/15/23                                                         4,747,670
          2,810,000              Lennar Corp., 4.75%, 11/29/27                                                    2,950,500
                                                                                                             --------------
                                 Total Home Builders                                                         $   11,803,795
---------------------------------------------------------------------------------------------------------------------------
                                 Home Furnishings -- 0.1%
          1,483,000              Tempur Sealy International, Inc., 5.5%, 6/15/26                             $    1,555,311
                                                                                                             --------------
                                 Total Home Furnishings                                                      $    1,555,311
---------------------------------------------------------------------------------------------------------------------------
                                 Insurance -- 0.0%+
            750,000(c)           Spectrum Capital, Ltd., 7.994% (6 Month USD LIBOR +
                                 575 bps), 6/8/21 (144A)                                                     $      725,775
                                                                                                             --------------
                                 Total Insurance                                                             $      725,775
---------------------------------------------------------------------------------------------------------------------------
                                 Iron/Steel -- 0.2%
          3,397,000              Commercial Metals Co., 5.375%, 7/15/27                                      $    3,413,985
                                                                                                             --------------
                                 Total Iron/Steel                                                            $    3,413,985
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 29

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Machinery-Diversified -- 0.2%
          2,886,000              Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                     $    3,088,020
                                                                                                             --------------
                                 Total Machinery-Diversified                                                 $    3,088,020
---------------------------------------------------------------------------------------------------------------------------
                                 Media -- 0.4%
          2,671,000              Clear Channel Worldwide Holdings, Inc., 9.25%,
                                 2/15/24 (144A)                                                              $    2,898,035
          4,010,000              Gray Television, Inc., 5.875%, 7/15/26 (144A)                                    4,160,375
            445,000              Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                            462,377
                                                                                                             --------------
                                 Total Media                                                                 $    7,520,787
---------------------------------------------------------------------------------------------------------------------------
                                 Mining -- 0.3%
          1,908,000              First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                         $    1,803,060
          2,379,000              Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                     2,447,396
          1,265,000              Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                    1,310,882
            530,000              Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                                559,892
                                                                                                             --------------
                                 Total Mining                                                                $    6,121,230
---------------------------------------------------------------------------------------------------------------------------
                                 Oil & Gas -- 0.9%
            765,000              Chesapeake Energy Corp., 8.0%, 1/15/25                                      $      654,075
          2,529,000              Great Western Petroleum LLC/Great Western Finance Corp.,
                                 9.0%, 9/30/21 (144A)                                                             2,187,585
          2,523,000              Gulfport Energy Corp., 6.0%, 10/15/24                                            1,942,458
            305,000              MEG Energy Corp., 7.0%, 3/31/24 (144A)                                             291,208
          2,355,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                                           2,344,049
          1,515,000              PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                            1,572,267
          3,231,000              Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                             2,972,520
          2,414,000              SM Energy Co., 6.125%, 11/15/22                                                  2,359,685
          1,950,000              Trinidad Petroleum Holdings Ltd., 9.75%, 8/14/19 (144A)                          1,950,000
ARS      22,000,000              YPF SA, 16.5%, 5/9/22 (144A)                                                       303,872
                                                                                                             --------------
                                 Total Oil & Gas                                                             $   16,577,719
---------------------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Services -- 0.3%
            860,000              Archrock Partners LP/Archrock Partners Finance Corp.,
                                 6.0%, 10/1/22                                                               $      871,825
          1,711,000              Archrock Partners LP/Archrock Partners Finance Corp.,
                                 6.875%, 4/1/27 (144A)                                                            1,800,827
          3,449,000              FTS International, Inc., 6.25%, 5/1/22                                           3,069,610
                                                                                                             --------------
                                 Total Oil & Gas Services                                                    $    5,742,262
---------------------------------------------------------------------------------------------------------------------------
                                 Packaging & Containers -- 0.4%
EUR       2,780,000(e)           ARD Finance SA, 6.625% (7.375% PIK 0.0%
                                 cash), 9/15/23                                                              $    3,189,631
            350,000(e)           ARD Finance SA, 7.125% (7.875% PIK 0.0%
                                 cash), 9/15/23                                                                     360,500
          2,350,000              Sealed Air Corp., 6.875%, 7/15/33 (144A)                                         2,608,500
                                                                                                             --------------
                                 Total Packaging & Containers                                                $    6,158,631
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Pharmaceuticals -- 0.6%
            665,000              Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                            $      669,788
            989,000              Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                                   1,024,851
          2,554,000              Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)                                  2,654,577
          3,301,000              BioScrip, Inc., 8.875%, 2/15/21                                                  3,358,768
          1,094,000              Horizon Pharma USA, Inc., 6.625%, 5/1/23                                         1,130,540
            245,000              Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                                    264,502
          1,845,000              Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                    1,674,337
                                                                                                             --------------
                                 Total Pharmaceuticals                                                       $   10,777,363
---------------------------------------------------------------------------------------------------------------------------
                                 Pipelines -- 1.0%
          3,619,000              American Midstream Partners LP/American Midstream
                                 Finance Corp., 9.5%, 12/15/21 (144A)                                        $    3,510,430
          2,200,000              Delek Logistics Partners LP/Delek Logistics Finance Corp.,
                                 6.75%, 5/15/25                                                                   2,205,500
            458,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                                        384,720
          3,328,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                                       2,878,720
          3,617,000              Genesis Energy LP/Genesis Energy Finance Corp.,
                                 6.25%, 5/15/26                                                                   3,567,266
          1,570,000              Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                              1,609,250
            400,000              Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27 (144A)                          401,000
            650,000              ONEOK, Inc., 7.5%, 9/1/23                                                          758,807
            690,000              PBF Logistics LP/PBF Logistics Finance Corp.,
                                 6.875%, 5/15/23                                                                    707,250
          1,115,000              Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                     1,236,949
            722,000              Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                                      823,268
                                                                                                             --------------
                                 Total Pipelines                                                             $   18,083,160
---------------------------------------------------------------------------------------------------------------------------
                                 Retail -- 0.2%
          3,180,000              AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                         $    2,949,450
                                                                                                             --------------
                                 Total Retail                                                                $    2,949,450
---------------------------------------------------------------------------------------------------------------------------
                                 Semiconductors -- 0.3%
          4,620,000              Micron Technology, Inc., 5.5%, 2/1/25                                       $    4,746,636
                                                                                                             --------------
                                 Total Semiconductors                                                        $    4,746,636
---------------------------------------------------------------------------------------------------------------------------
                                 Telecommunications -- 3.9%
         34,788,000              CenturyLink, Inc., 7.6%, 9/15/39                                            $   32,439,810
         36,502,000              CenturyLink, Inc., 7.65%, 3/15/42                                               34,038,115
          3,389,000              CommScope, Inc., 8.25%, 3/1/27 (144A)                                            3,338,165
                                                                                                             --------------
                                 Total Telecommunications                                                    $   69,816,090
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $321,482,275)                                                         $  331,402,854
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 31

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 4.2%
                                 of Net Assets
                                 Egypt -- 0.5%
EGP     167,150,000              Egypt Treasury Bills, 17.646%, 2/4/20                                       $    9,264,275
                                                                                                             --------------
                                 Total Egypt                                                                 $    9,264,275
---------------------------------------------------------------------------------------------------------------------------
                                 Indonesia -- 3.7%
IDR 291,235,000,000              Indonesia Treasury Bond, 8.375%, 3/15/24                                    $   22,095,796
IDR 314,121,000,000              Indonesia Treasury Bond, 8.75%, 5/15/31                                         24,518,111
IDR 236,353,000,000              Indonesia Treasury Bond, 9.0%, 3/15/29                                          18,609,448
                                                                                                             --------------
                                 Total Indonesia                                                             $   65,223,355
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $70,422,645)                                                          $   74,487,630
---------------------------------------------------------------------------------------------------------------------------
                                 INSURANCE-LINKED SECURITIES -- 2.1%
                                 of Net Assets(f)
                                 Catastrophe Linked Bonds -- 1.0%
                                 Earthquakes -- California -- 0.0%+
            250,000(c)           Ursa Re, 5.539% (3 Month U.S. Treasury Bill +
                                 350 bps), 5/27/20 (144A)                                                    $      247,775
---------------------------------------------------------------------------------------------------------------------------
                                 Earthquakes -- Japan -- 0.1%
            500,000(c)           Kizuna Re II, 3.921% (3 Month U.S. Treasury Bill +
                                 188 bps), 4/11/23 (144A)                                                    $      494,500
            500,000(c)           Kizuna Re II, 4.546% (3 Month U.S. Treasury Bill +
                                 250 bps), 4/11/23 (144A)                                                           493,650
            250,000(c)           Nakama Re, 4.029% (6 Month USD LIBOR + 220 bps),
                                 10/13/21 (144A)                                                                    248,525
                                                                                                             --------------
                                                                                                             $    1,236,675
---------------------------------------------------------------------------------------------------------------------------
                                 Earthquakes -- U.S. -- 0.0%+
            400,000(c)           Acorn Re, 4.872% (3 Month USD LIBOR + 275 bps),
                                 11/10/21 (144A)                                                             $      395,600
---------------------------------------------------------------------------------------------------------------------------
                                 Earthquakes -- U.S. Regional -- 0.0%+
            500,000(c)           Merna Re, 4.046% (3 Month U.S. Treasury Bill +
                                 200 bps), 4/8/21 (144A)                                                     $      497,550
---------------------------------------------------------------------------------------------------------------------------
                                 Flood -- U.S. -- 0.0%+
            250,000(c)           FloodSmart Re, 13.294% (3 Month U.S. Treasury Bill +
                                 1,125 bps), 3/7/22 (144A)                                                   $      248,800
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- U.S. -- 0.3%
            750,000(c)           Bowline Re, 6.557% (3 Month U.S. Treasury Bill +
                                 450 bps), 5/23/22 (144A)                                                    $      728,625
            750,000(c)           Kilimanjaro Re, 7.029% (3 Month USD LIBOR +
                                 494 bps), 5/6/22 (144A)                                                            722,775
            250,000(c)           Kilimanjaro Re, 8.796% (3 Month U.S. Treasury Bill +
                                 675 bps), 12/6/19 (144A)                                                           247,250
          1,100,000(c)           Kilimanjaro II Re, 7.633% (6 Month USD LIBOR +
                                 630 bps), 4/20/21 (144A)                                                         1,088,120

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- U.S. -- (continued)
            250,000(c)           Kilimanjaro II Re, 8.233% (6 Month USD LIBOR +
                                 630 bps), 4/21/22 (144A)                                                    $      247,375
            750,000(c)           Kilimanjaro II Re, 9.823% (6 Month USD LIBOR +
                                 791 bps), 4/20/21 (144A)                                                           740,250
            250,000(c)           Residential Reinsurance 2017, 7.804% (3 Month U.S.
                                 Treasury Bill + 576 bps), 12/6/21 (144A)                                           244,275
            750,000(c)           Sanders Re, 4.87% (6 Month USD LIBOR + 299 bps),
                                 12/6/21 (144A)                                                                     730,875
                                                                                                             --------------
                                                                                                             $    4,749,545
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- U.S. Regional -- 0.1%
            750,000(c)           Long Point Re III, 4.796% (3 Month U.S. Treasury Bill +
                                 275 bps), 6/1/22 (144A)                                                     $      741,750
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- Worldwide -- 0.2%
            700,000(c)           Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                                 1/8/20 (144A)                                                               $      691,810
            550,000(c)           Galilei Re, 8.661% (6 Month USD LIBOR + 678 bps),
                                 1/8/21 (144A)                                                                      545,600
            500,000(c)           Galilei Re, 10.491% (6 Month USD LIBOR + 863 bps),
                                 1/8/20 (144A)                                                                      493,250
            250,000(c)           Galilei Re, 15.721% (6 Month USD LIBOR +
                                 1,386 bps), 1/8/20 (144A)                                                          247,000
            750,000(c)           Kendall Re, 7.655% (3 Month USD LIBOR + 525 bps),
                                 5/6/21 (144A)                                                                      721,350
                                                                                                             --------------
                                                                                                             $    2,699,010
---------------------------------------------------------------------------------------------------------------------------
                                 Pandemic -- Worldwide -- 0.0%+
            250,000(c)           International Bank for Reconstruction & Development,
                                 1.812% (6 Month USD LIBOR + 690 bps),
                                 7/15/20 (144A)                                                              $      250,650
---------------------------------------------------------------------------------------------------------------------------
                                 Windstorm -- Florida -- 0.1%
            500,000(c)           Integrity Re, 5.137% (6 Month USD LIBOR + 328 bps),
                                 6/10/20 (144A)                                                              $      479,900
            250,000(c)           Integrity Re, 6.068% (3 Month USD LIBOR + 401 bps),
                                 6/10/22 (144A)                                                                     249,125
            500,000(c)           Sanders Re, 5.442% (6 Month USD LIBOR + 314 bps),
                                 6/5/20 (144A)                                                                      493,500
                                                                                                             --------------
                                                                                                             $    1,222,525
---------------------------------------------------------------------------------------------------------------------------
                                 Windstorm -- Massachusetts -- 0.1%
          1,500,000(c)           Cranberry Re, 3.793% (6 Month USD LIBOR + 198 bps),
                                 7/13/20 (144A)                                                              $    1,489,500
---------------------------------------------------------------------------------------------------------------------------
                                 Windstorm -- Texas -- 0.1%
          1,000,000(c)           Alamo Re, 5.537% (1 Month U.S. Treasury Bill + 348 bps),
                                 6/7/21 (144A)                                                               $      977,700
            500,000(c)           Alamo Re, 5.867% (3 Month U.S. Treasury Bill + 381 bps),
                                 6/8/20 (144A)                                                                      498,500
                                                                                                             --------------
                                                                                                             $    1,476,200
                                                                                                             --------------
                                 Total Catastrophe Linked Bonds                                              $   15,255,580
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 33

---------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Collateralized Reinsurance -- 0.0%+
                                 Multiperil -- U.S. -- 0.0%+
            300,000+(a)(g)       Dingle Re 2019, 2/1/20                                                      $      283,278
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- U.S. Regional -- 0.0%+
            250,000+(a)(g)       Ocean View Re 2019, 6/30/20                                                 $      240,716
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- Worldwide -- 0.0%+
            700,000+(a)(g)       Cypress Re 2017, 1/10/20                                                    $       12,740
             12,000+(g)          Limestone Re 2016-1, 8/31/21                                                        29,413
             12,000+(g)          Limestone Re 2016-1, 8/31/21                                                        29,413
            700,000+(a)(g)       Resilience Re, 5/1/20                                                                  490
            300,000+(a)(g)       Walton Health Re 2019, 6/30/20                                                     233,724
                                                                                                             --------------
                                                                                                             $      305,780
---------------------------------------------------------------------------------------------------------------------------
                                 Windstorm -- U.S. Regional -- 0.0%+
            250,000+(a)(g)       Oakmont Re 2017, 4/15/20                                                    $        7,350
                                                                                                             --------------
                                 Total Collateralized Reinsurance                                            $      837,124
---------------------------------------------------------------------------------------------------------------------------
                                 Industry Loss Warranties -- 0.0%+
                                 Multiperil -- U.S. -- 0.0%+
            250,000+(a)(g)       Cypress Re 2019, 1/31/20                                                    $      238,820
                                                                                                             --------------
                                 Total Industry Loss Warranties                                              $      238,820
---------------------------------------------------------------------------------------------------------------------------
                                 Reinsurance Sidecars -- 1.1%
                                 Multiperil -- U.S. -- 0.1%
            700,000+(a)(g)       Carnoustie Re 2015, 7/31/20                                                 $        2,240
            700,000+(a)(g)       Carnoustie Re 2016, 11/30/20                                                        18,900
          1,500,000+(a)(g)       Carnoustie Re 2017, 11/30/21                                                       381,300
          1,500,000+(a)(h)       Harambee Re 2019, 12/31/22                                                       1,541,400
                                                                                                             --------------
                                                                                                             $    1,943,840
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- Worldwide -- 1.0%
          1,000,000+(a)(g)       Alturas Re 2019-2, 3/10/22                                                  $    1,024,000
            600,000+(a)(g)       Alturas Re 2019-2, 3/10/23                                                         632,040
          1,000,000+(a)(g)       Arlington Re 2015, 2/1/20                                                           48,600
            750,000+(a)(g)       Bantry Re 2019, 12/31/22                                                           770,530
            900,000+(a)(g)       Berwick Re 2017-1, 2/1/20                                                           29,790
             46,259+(g)          Berwick Re 2018-1, 12/31/21                                                          7,388
          1,500,000+(a)(g)       Berwick Re 2019-1, 12/31/22                                                      1,563,355
            750,000+(a)(g)       Gleneagles Re 2019, 12/31/22                                                       779,501
          1,500,000+(a)(g)       Eden Re II, 3/22/23 (144A)                                                       1,618,350
            648,000+(a)(g)       Limestone Re 2019-A, 9/9/22                                                        675,670
            476,000+(a)(g)       Limestone Re 2019-B, 9/9/22                                                        496,325
          1,250,000+(a)(h)       NCM Re 2019, 12/31/22                                                            1,327,875
          1,200,000+(g)          Pangaea Re 2015-1, 2/1/20                                                            1,560

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                      Value
---------------------------------------------------------------------------------------------------------------------------
                                 Multiperil -- Worldwide -- (continued)
          2,000,000+(g)          Pangaea Re 2015-2, 11/30/19                                                 $        1,800
          1,200,000+(g)          Pangaea Re 2016-1, 11/30/20                                                          3,960
          1,500,000+(g)          Pangaea Re 2017-1, 11/30/21                                                         24,150
          1,250,000+(a)(g)       Pangaea Re 2019-1, 2/1/23                                                        1,283,375
            500,000+(a)(g)       Sector Re V, Series 9, Class A, 3/1/24 (144A)                                      519,866
          1,000,000+(a)(g)       St. Andrews Re 2017-1, 2/1/20                                                       67,800
            608,294+(a)(g)       St. Andrews Re 2017-4, 6/1/20                                                       59,856
          1,500,000+(a)(h)       Thopas Re 2019, 12/31/22                                                         1,583,550
          1,500,000+(g)          Versutus Re 2017, 11/30/21                                                          11,550
          1,600,000+(a)(g)       Versutus Re 2019-B, 12/31/21                                                     1,680,320
          1,500,000+(a)(h)       Viribus Re 2019, 12/31/22                                                        1,625,850
            600,000+(a)(g)       Woburn Re 2019, 12/31/22                                                           627,124
                                                                                                             --------------
                                                                                                             $   16,464,185
                                                                                                             --------------
                                 Total Reinsurance Sidecars                                                  $   18,408,025
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INSURANCE-LINKED SECURITIES
                                 (Cost $34,419,996)                                                          $   34,739,549
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------------------
                                 EQUITY-LINKED NOTES -- 19.2% of Net Assets
            153,000              BNP Paribas Issuance (Advanced Micro Devices), 21.45%,
                                 11/26/19 (144A)                                                             $    3,464,624
             52,900              BNP Paribas Issuance (Alibaba Group Holding, Ltd),
                                 10.43%, 12/24/19                                                                 9,095,097
             99,500              BNP Paribas Issuance (Discover Financial Services),
                                 6.73%, 10/1/19                                                                   7,608,267
             31,500              BNP Paribas Issuance (Dollar General Corp.), 7.08%,
                                 8/19/19 (144A)                                                                   3,522,865
            273,000              BNP Paribas Issuance (Freeport-McMoRan, Inc.), 13.1%,
                                 4/13/20 (144A)                                                                   3,326,505
            202,700              BNP Paribas Issuance (Morgan Stanley), 9.47%, 12/24/19                           9,082,987
            130,000              BNP Paribas Issuance (NetApp, Inc.), 10.63%, 4/7/20                              8,071,700
             82,600              BNP Paribas Issuance (Owens Corning), 9.18%, 9/5/19                              4,832,100
             69,300              BNP Paribas Issuance (United Rentals, Inc.),
                                 13.55%, 12/24/19                                                                 9,045,036
            355,000              BNP Paribas Issuance (Viacom, Inc.), Class B, 8.23%,
                                 11/7/19 (144A)                                                                  11,118,600
            163,800              BNP Paribas Issuance (Walgreens Boots Alliance, Inc.),
                                 9.72%, 4/21/20 (144A)                                                            9,127,755
              4,500              Citigroup Global Markets (Booking Holdings, Inc.), 7.2%,
                                 3/4/20 (144A)                                                                    8,510,760
             90,500              Citigroup Global Markets (Electronics Arts, Inc.), 10.7%,
                                 1/14/20 (144A)                                                                   7,978,480
             93,500              Citigroup Global Markets (iQIYI, Inc.), 18.8%, 3/4/20 (144A)                     1,974,720
             54,000              Citigroup Global Markets (United Rentals, Inc.), 10.95%,
                                 4/27/20 (144A)                                                                   6,960,600

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 35

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 EQUITY-LINKED NOTES -- (continued)
            175,000              Citigroup Global Markets Holdings, Inc. (Bank of America
                                 Corp.), 7.34%, 5/6/20 (144A)                                                $    5,358,500
            157,700              Citigroup Global Markets Holdings, Inc. (Oracle Corp.),
                                 6.62%, 6/29/20 (144A)                                                            8,900,588
             24,050              Citigroup Global Markets Holdings, Inc. (SVB Financial
                                 Group), 10.07%, 6/24/20 (144A)                                                   5,427,604
              3,200              Credit Suisse AG London (AP Moller-Maersk AS), 3/9/20                            3,618,341
             67,800              Credit Suisse AG London (Kansas City Southern), 10/12/19                         8,386,148
            176,200              Credit Suisse AG London (Morgan Stanley), 10/29/19                               7,978,600
             29,600              Credit Suisse AG London (Raytheon Co.), 6.1%, 12/19/19                           5,395,784
             66,100              Credit Suisse AG London (United Rentals, Inc.),
                                 12.5%, 10/17/19                                                                  8,617,788
             69,300              Credit Suisse AG London (United Rentals, Inc.),
                                 13.6%, 12/24/19                                                                  8,920,053
             70,800              Credit Suisse AG London (Walgreens Boots Alliance,
                                 Inc.), 8/28/19                                                                   3,838,811
            683,200              Goldman Sachs International (CenturyLink, Inc.),
                                 18.9%, 2/18/20                                                                   8,259,888
             10,900              Goldman Sachs International (GW Pharmaceuticals Plc),
                                 13.1%, 8/2/19                                                                    1,764,983
            330,000              Goldman Sachs International (Micron Technology,
                                 Inc.), 11/12/19                                                                 13,348,500
            486,000              JP Morgan Structured Products (CenturyLink, Inc.),
                                 17.75%, 5/19/20                                                                  5,598,720
             48,300              JP Morgan Structured Products (Cognizant Technology
                                 Solutions Corp.), 6.63%, 4/17/20                                                 3,249,624
EUR         544,500              JP Morgan Structured Products (Infineon Technologies AG),
                                 10.44%, 12/24/19                                                                 9,120,479
            841,100              Merrill Lynch International (CenturyLink, Inc.),
                                 24.72%, 9/5/19                                                                   9,483,402
            113,700              Merrill Lynch International (Micron Technologies, Inc.),
                                 17.26%, 1/28/20                                                                  5,103,993
            163,700              Merrill Lynch International (Morgan Stanley), 3/5/20                             7,237,177
             28,000              Merrill Lynch International (SVB Financial Group), 10.91%,
                                 2/5/20                                                                           6,605,760
            105,600              Merrill Lynch International (Synchrony Financial), 8/19/19                       3,514,864
             52,000              Merrill Lynch International (United Rentals, Inc.), 2/7/20                       6,601,140
            190,900              UBS AG (American International Group), 6.9%, 7/22/20                            10,688,491
             73,700              Wells Fargo & Company (AerCap Holdings NV),
                                 8.66%, 1/16/20                                                                   3,306,182
            283,200              Wells Fargo & Company (eBay, Inc.), 9.11%, 11/12/19                              8,365,728
            110,500              Wells Fargo & Company (Micron Technology, Inc.),
                                 15.78%, 12/23/19                                                                 4,265,300

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 EQUITY-LINKED NOTES -- (continued)
             61,000              Wells Fargo & Company (United Rentals, Inc.), 10.8%,
                                 10/29/19                                                                    $    8,000,150
            205,700              Wells Fargo & Company (Viacom, Inc.), 8.6%, 8/2/19                               6,380,814
            398,500              Wells Fargo & Company (Viacom, Inc.), 8.67%, 10/1/19                            12,337,560
            105,900              Wells Fargo Bank National Association (AerCap Holdings NV),
                                 7.13%, 12/24/19                                                                  5,590,461
             50,000              Wells Fargo Bank National Association (Apple, Inc.),
                                 7.81%, 2/28/20                                                                   9,340,000
            141,300              Wells Fargo Bank National Association (Cognizant Technology
                                 Solutions Corp.), 7.65%, 6/9/20                                                  9,030,483
            275,000              Wells Fargo Bank National Association (Credit Suisse Group
                                 AG), 9.0%, 5/12/20                                                               3,586,000
            414,000              Wells Fargo Bank National Association (iQIYI, Inc.),
                                 20.26%, 2/6/20                                                                   8,081,280
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL EQUITY LINKED NOTES
                                 (Cost $339,173,844)                                                         $  339,023,292
---------------------------------------------------------------------------------------------------------------------------
                                 INVESTMENT COMPANIES -- 2.4% of Net Assets
GBP         408,632(a)           Dragon Capital - Vietnam Enterprise Investments, Ltd.,
                                 Class C                                                                     $    2,321,365
          5,177,567              Invesco Senior Income Trust                                                     21,952,884
          3,627,825              Voya Prime Rate Trust                                                           17,413,560
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT COMPANIES
                                 (Cost $43,428,148)                                                          $   41,687,809
---------------------------------------------------------------------------------------------------------------------------
                                 RIGHT/WARRANT -- 0.0%+ of Net Assets
                                 Health Care Providers & Services -- 0.0%+
            959,816(i)           ANR, Inc.                                                                   $       10,558
                                                                                                             --------------
                                 Total Health Care Providers & Services                                      $       10,558
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL RIGHT/WARRANT
                                 (Cost $--)                                                                  $       10,558
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Number of                                         Counter-                     Strike       Expiration
Contracts                        Description      party         Notional       Price        Date
---------------------------------------------------------------------------------------------------------------------------
                                 OVER THE COUNTER (OTC) PUT OPTION
                                 PURCHASED -- 0.0%+
             30,935              S&P 500
                                 Index            Citibank NA   USD 3,045,040  USD 2,662    11/15/19         $      777,564
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL OVER THE COUNTER (OTC) PUT OPTION PURCHASED
                                 (Premiums paid $3,045,040)                                                  $      777,564
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL OPTIONS PURCHASED
                                 (Premiums paid $3,045,040)                                                  $      777,564
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.5%
                                 (Cost $1,716,931,300)                                                       $1,723,265,521
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 37

---------------------------------------------------------------------------------------------------------------------------
                                                                                   Change
                                                                    Net            in Net
                                                                    Realized       Unrealized
                                                      Dividend      Gain           Appreciation
Shares                                                Income        (Loss)         (Depreciation)            Value
---------------------------------------------------------------------------------------------------------------------------
                                 AFFILIATED ISSUER -- 0.5%
                                 CLOSED-END FUND -- 0.5% of Net Assets
            765,744              Pioneer Floating
                                 Rate Trust(j)        $  498,625    $        --    $(288,824)                $    8,116,886
                                 Other securities
                                 issued by affiliated
                                 issuers not held at
                                 year end              1,548,864     (3,097,512)      51,207                             --
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL CLOSED-END FUND
                                 (Cost $8,473,954)    $2,047,489    $(3,097,512)   $(237,617)                $    8,116,886
---------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 0.5%
                                 (Cost $8,473,954)                                                           $    8,116,886
---------------------------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS AND LIABILITIES -- 2.0%                                        $   36,719,450
---------------------------------------------------------------------------------------------------------------------------
                                 NET ASSETS -- 100.0%                                                        $1,768,101,857
===========================================================================================================================

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2019, the value of these securities amounted to $412,285,226, or 23.3% of net assets.

(A.D.R.)   American Depositary Receipts.

(G.D.R.)   Global Depositary Receipts.

+          Amount rounds to less than 0.1%.

+ Security that used significant unobservable inputs to determine its value.

(a)        Non-income producing security.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at July 31, 2019.

(c) Floating rate note. Coupon rate, reference index and spread shown at July 31, 2019.

(d)        Security is perpetual in nature and has no stated maturity date.

(e) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(f)        Securities are restricted as to resale.

(g)        Issued as participation notes.

(h)        Issued as preference shares.

(i)        ANR, Inc. warrants are exercisable into 959,816 shares.

(j) Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

FORWARD FOREIGN CURRENCY CONTRACTS

-------------------------------------------------------------------------------------------------------
                                                                                         Unrealized
Currency                      Currency                                     Settlement    Appreciation
Purchased   In Exchange for   Sold       Deliver        Counterparty       Date          (Depreciation)
-------------------------------------------------------------------------------------------------------
SEK            159,095,678    EUR        (15,037,079)   Brown Brothers     9/30/19       $(217,322)
                                                        Harriman & Co.
AUD             12,633,010    USD         (8,800,825)   Goldman Sachs      9/26/19        (143,192)
                                                        International
AUD             25,298,055    NZD        (26,531,823)   HSBC Bank USA NA   8/28/19         (84,700)
NOK             38,102,008    EUR         (3,914,763)   JPMorgan Chase     9/27/19         (47,903)
                                                        Bank NA
NOK             39,603,679    USD         (4,570,992)   JPMorgan Chase     9/26/19         (89,164)
                                                        Bank NA
PHP            935,000,000    USD        (18,203,057)   JPMorgan Chase     10/25/19         74,084
                                                        Bank NA
COP         14,647,490,554    USD         (4,598,586)   Societe Generale   10/25/19       (157,503)
-------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                 $(665,700)
=======================================================================================================

FUTURES CONTRACT
INDEX FUTURES CONTRACT

-------------------------------------------------------------------------------------
Number of
Contracts                   Expiration   Notional       Market         Unrealized
Short       Description     Date         Amount         Value          (Depreciation)
-------------------------------------------------------------------------------------
2,007       S&P 500 EMINI   9/20/19      $293,111,052   $299,268,787   $(6,157,735)
-------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACT                   $293,111,052   $299,268,787   $(6,157,735)
=====================================================================================

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso
AUD -- Australian Dollar
COP -- Columbian Peso
EGP -- Egyptian Pound
EUR -- Euro
GBP -- Great British Pound
IDR -- Indonesian Rupiah
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
PHP -- Philippine Peso
SEK -- Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2019, aggregated $2,000,931,637 and $1,642,381,128, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2019, the Fund engaged in purchases of $21,483,378 and sales of $5,986,255 pursuant to these procedures, which resulted in a net realized gain/(loss) of $86,182.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 39

At July 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,739,909,628 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                               $ 64,688,590
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                (80,039,246)
                                                                                ------------
      Net unrealized depreciation                                               $(15,350,656)
                                                                                ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2019, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------------
                                        Level 1          Level 2          Level 3         Total
---------------------------------------------------------------------------------------------------------
Common Stocks                           $772,798,358     $         --     $        --     $  772,798,358
Asset Backed Securities                           --       43,382,107              --         43,382,107
Collateralized Mortgage
 Obligations                                      --       84,955,800              --         84,955,800
Corporate Bonds                                   --      331,402,854              --        331,402,854
Foreign Government Bonds                          --       74,487,630              --         74,487,630
Insurance-Linked Securities
 Collateralized Reinsurance
   Multiperil -- U.S.                             --               --         283,278            283,278
   Multiperil -- U.S. Regional                    --               --         240,716            240,716
   Multiperil -- Worldwide                        --               --         305,780            305,780
   Windstorm -- U.S. Regional                     --               --           7,350              7,350
 Industry Loss Warranties
   Multiperil -- U.S.                             --               --         238,820            238,820
 Reinsurance Sidecars
   Multiperil -- U.S.                             --               --       1,943,840          1,943,840
   Multiperil -- Worldwide                        --               --      16,464,185         16,464,185
 All Other Insurance-Linked
   Securities                                     --       15,255,580              --         15,255,580
Equity-Linked Notes                               --      339,023,292              --        339,023,292
Investment Companies                      41,687,809               --              --         41,687,809
Right/Warrant                                     --           10,558              --             10,558
Over The Counter (OTC)
 Put Option Purchased                             --          777,564              --            777,564
Affiliated Closed-End Fund                 8,116,886               --              --          8,116,886
---------------------------------------------------------------------------------------------------------
Total Investments
 in Securities                          $822,603,053     $889,295,385     $19,483,969     $1,731,382,407
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

---------------------------------------------------------------------------------------------------------
                                        Level 1          Level 2          Level 3         Total
---------------------------------------------------------------------------------------------------------
Other Financial Instruments
 Net unrealized depreciation
   on forward foreign
   currency contracts                   $         --     $   (665,700)    $        --     $     (665,700)
 Net unrealized depreciation
   on futures contracts                   (6,157,735)              --              --         (6,157,735)
---------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                  $ (6,157,735)    $   (665,700)    $        --     $   (6,823,435)
=========================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                  Insurance-
                                                                  Linked
                                                                  Securities
--------------------------------------------------------------------------------
Balance as of 7/31/18                                             $ 2,455,241(a)
Realized gain (loss)(1)                                                   621
Changed in unrealized appreciation (depreciation)(2)                  943,819
Accrued discounts/premiums                                                 --
Purchases                                                          17,897,730
Sales                                                              (1,813,442)
Transfers in to Level 3*                                                   --
Transfers out of Level 3*                                                  --
--------------------------------------------------------------------------------
Balance as of 7/31/19                                             $19,483,969
================================================================================

(a) Securities were classified as Corporate Bonds on July 31, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended July 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held
      and considered Level 3 at July 31, 2019:                                                   $951,340
                                                                                                 --------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 41

Statement of Assets and Liabilities | 7/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,716,931,300)            $1,723,265,521
  Investments in affiliated issuers, at value (cost $8,473,954)                       8,116,886
  Cash                                                                                3,987,643
  Foreign currencies, at value (cost $15,004,318)                                    14,963,612
  Forwards collateral                                                                   360,000
  Futures collateral                                                                 13,972,722
  Due from broker for futures                                                         9,960,614
  Due from broker                                                                           700
  Variation margin for futures contracts                                              3,010,500
  Receivables --
     Investment securities sold                                                      28,422,720
     Fund shares sold                                                                 7,227,413
     Dividends                                                                        4,958,286
     Interest                                                                        10,141,061
  Due from the Adviser(a)                                                               251,299
  Other assets                                                                           50,398
------------------------------------------------------------------------------------------------
       Total assets                                                              $1,828,689,375
================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                             $   45,413,515
     Fund shares repurchased                                                          6,322,160
     Distributions                                                                      162,822
     Trustees' fees                                                                       8,096
  Futures collateral                                                                    680,113
  Net unrealized depreciation on forward foreign currency contracts                     665,700
  Net unrealized depreciation on futures contracts                                    6,157,735
  Reserve for repatriation taxes                                                        499,774
  Due to affiliates                                                                     188,583
  Accrued expenses                                                                      489,020
------------------------------------------------------------------------------------------------
       Total liabilities                                                         $   60,587,518
================================================================================================
NET ASSETS:
  Paid-in capital                                                                $1,936,451,330
  Distributable earnings (loss)                                                    (168,349,473)
------------------------------------------------------------------------------------------------
       Net assets                                                                $1,768,101,857
================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $377,722,359/35,000,505 shares)                              $        10.79
  Class C (based on $422,863,214/39,314,451 shares)                              $        10.76
  Class K (based on $125,830,619/11,317,161 shares)                              $        11.12
  Class R (based on $834,598/77,089 shares)                                      $        10.83
  Class Y (based on $840,851,067/78,063,728 shares)                              $        10.77
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.79 net asset value per share/100%-4.50%
  maximum sales charge)                                                          $        11.30
================================================================================================

(a) Includes $60,305 of reimbursement by the Advisor for loss incurred on disposal of an investment that was in violation of an investment restriction. See Note 1B in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Statement of Operations

For the Year Ended 7/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $774,449)                                                  $ 67,173,094
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $2,294,726)                                                  38,566,731
  Dividends from affiliated issuers                                         2,047,489
------------------------------------------------------------------------------------------------------------
       Total investment income                                                                $ 107,787,314
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $  8,020,248
  Administrative expense                                                      501,120
  Transfer agent fees
     Class A                                                                  229,456
     Class C                                                                  312,444
     Class K                                                                      354
     Class R                                                                    2,736
     Class Y                                                                  719,288
  Distribution fees
     Class A                                                                  951,178
     Class C                                                                4,361,005
     Class R                                                                    3,699
  Shareowner communications expense                                           101,233
  Custodian fees                                                              403,694
  Registration fees                                                           191,828
  Professional fees                                                           164,574
  Printing expense                                                             70,048
  Pricing fees                                                                 18,514
  Trustees' fees                                                               78,571
  Insurance expense                                                            14,569
  Miscellaneous                                                               122,417
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $  16,266,976
     Less fees waived and expenses reimbursed by the Adviser                                       (446,112)
------------------------------------------------------------------------------------------------------------
     Net expenses                                                                             $  15,820,864
------------------------------------------------------------------------------------------------------------
       Net investment income                                                                  $  91,966,450
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers (a)                             $(89,950,480)
     Investments in affiliated issuers                                      3,097,511
     Forward foreign currency contracts                                      (776,704)
     Futures contracts                                                    (17,530,132)
     Swap contracts                                                          (458,879)
     Reimbursement by the Advisor                                              60,305
     Other assets and liabilities denominated in
       foreign currencies                                                  (1,590,425)        $(107,148,804)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign capital
       gains tax of $421,694)                                            $ (9,294,473)
     Investments in affiliated issuers                                       (237,617)
     Forward foreign currency contracts                                      (687,170)
     Futures contracts                                                     (2,870,541)
     Other assets and liabilities denominated in
       foreign currencies                                                     115,825         $ (12,973,976)
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                      $(120,122,780)
------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                        $ (28,156,330)
============================================================================================================

(a) Includes realized loss of $60,305 on disposal of an investment that was in violation of an investment restriction. See Note 1B in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 43

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                 Year Ended             Year Ended
                                                                 7/31/19                7/31/18
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   91,966,450         $   66,479,942
Net realized gain (loss) on investments                            (107,148,804)            12,257,837
Change in net unrealized appreciation (depreciation)
  on investments                                                    (12,973,976)           (30,243,423)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                           $  (28,156,330)        $   48,494,356
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.62 and $0.73 per share, respectively)              $  (21,153,144)        $  (17,820,428)*
  Class C ($0.53 and $0.63 per share, respectively)                 (20,933,948)           (19,229,934)*
  Class K ($0.67 and $0.77 per share, respectively)                  (7,263,285)            (3,043,689)*
  Class R ($0.55 and $0.67 per share, respectively)                     (36,686)               (52,797)*
  Class Y ($0.64 and $0.75 per share, respectively)                 (42,050,353)           (28,311,133)*
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                          $  (91,437,416)        $  (68,457,981)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $  770,447,213         $  928,165,133
Reinvestment of distributions                                        87,056,699             64,117,347
Cost of shares repurchased                                         (547,897,926)          (263,959,075)
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                        $  309,605,986         $  728,323,405
--------------------------------------------------------------------------------------------------------
     Net increase in net assets                                  $  190,012,240         $  708,359,780
NET ASSETS:**
Beginning of year                                                $1,578,089,617         $  869,729,837
--------------------------------------------------------------------------------------------------------
End of year                                                      $1,768,101,857         $1,578,089,617
========================================================================================================

* For the year ended July 31, 2018, distributions to shareowners were presented as net investment income.

** For the year ended July 31, 2018, undistributed net investment income was presented as follows: $781,555.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------
                                         Year Ended       Year Ended         Year Ended       Year Ended
                                         7/31/19          7/31/19            7/31/18          7/31/18
                                         Shares           Amount             Shares           Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                               12,023,572      $ 133,782,388       16,710,715      $ 196,910,839
Reinvestment of distributions              1,866,733         20,552,610        1,468,145         17,289,610
Less shares repurchased                  (11,185,171)      (123,692,634)      (6,258,841)       (73,606,837)
------------------------------------------------------------------------------------------------------------
     Net increase                          2,705,134      $  30,642,364       11,920,019      $ 140,593,612
============================================================================================================
Class C
Shares sold                               10,250,682      $ 113,800,388       15,138,830      $ 177,774,102
Reinvestment of distributions              1,873,854         20,567,362        1,613,022         18,955,388
Less shares repurchased                  (10,807,055)      (118,984,752)      (5,347,886)       (62,804,175)
------------------------------------------------------------------------------------------------------------
     Net increase                          1,317,481      $  15,382,998       11,403,966      $ 133,925,315
============================================================================================================
Class K
Shares sold                                  831,569      $   9,263,238       10,676,861      $ 130,313,067
Reinvestment of distributions                444,260          4,980,520            4,634             55,862
Less shares repurchased                     (505,940)        (5,808,969)        (181,261)        (2,165,489)
------------------------------------------------------------------------------------------------------------
     Net increase                            769,889      $   8,434,789       10,500,234      $ 128,203,440
============================================================================================================
Class R
Shares sold                                   43,471      $     484,605           25,082      $     294,908
Reinvestment of distributions                  2,539             28,009            1,639             19,378
Less shares repurchased                      (16,508)          (181,371)        (128,295)        (1,528,104)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                  29,502      $     331,243         (101,574)     $  (1,213,818)
============================================================================================================
Class Y
Shares sold                               46,491,174      $ 513,116,594       35,962,238      $ 422,872,217
Reinvestment of distributions              3,727,511         40,928,198        2,365,567         27,797,109
Less shares repurchased                  (27,275,193)      (299,230,200)     (10,541,457)      (123,854,470)
------------------------------------------------------------------------------------------------------------
     Net increase                         22,943,492      $ 254,814,592       27,786,348      $ 326,814,856
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 45

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      7/31/19      7/31/18      7/31/17      7/31/16*     7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $  11.59     $  11.69     $  10.57     $  11.15     $  11.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $   0.62(a)  $   0.68(a)  $   0.67(a)  $   0.62(a)  $   0.60
  Net realized and unrealized gain (loss) on investments                 (0.80)       (0.05)        0.99        (0.57)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  (0.18)    $   0.63     $   1.66     $   0.05     $  (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.62)    $  (0.73)    $  (0.54)    $  (0.63)    $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.62)    $  (0.73)    $  (0.54)    $  (0.63)    $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.80)    $  (0.10)    $   1.12     $  (0.58)    $  (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  10.79     $  11.59     $  11.69     $  10.57     $  11.15
====================================================================================================================================
Total return (b)                                                         (1.56)%       5.41%       16.13%        0.81%       (1.10)%
Ratio of net expenses to average net assets                               0.85%        0.85%        0.85%        0.85%        0.85%
Ratio of net investment income (loss) to average net assets               5.58%        5.77%        6.07%        5.99%        5.38%
Portfolio turnover rate                                                    108%         126%         131%         109%         120%
Net assets, end of period (in thousands)                              $377,722     $374,395     $238,281     $238,779     $266,899
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    0.89%        0.87%        0.92%        0.94%        0.95%
  Net investment income (loss) to average net assets                      5.54%        5.75%        6.00%        5.90%        5.28%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      7/31/19      7/31/18      7/31/17      7/31/16*     7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  11.56     $  11.66     $  10.55     $  11.12     $  11.91
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $   0.53(a)  $   0.58(a)  $   0.57(a)  $   0.53(a)  $   0.51
  Net realized and unrealized gain (loss) on investments                 (0.80)       (0.05)        0.99        (0.55)       (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  (0.27)    $   0.53     $   1.56     $  (0.02)    $  (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.53)    $  (0.63)    $  (0.45)    $  (0.55)    $  (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.53)    $  (0.63)    $  (0.45)    $  (0.55)    $  (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.80)    $  (0.10)    $   1.11     $  (0.57)    $  (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  10.76     $  11.56     $  11.66     $  10.55     $  11.12
====================================================================================================================================
Total return (b)                                                         (2.33)%       4.60%       15.12%        0.06%       (1.89)%
Ratio of net expenses to average net assets                               1.64%        1.62%        1.69%        1.69%        1.69%
Ratio of net investment income (loss) to average net assets               4.78%        4.94%        5.24%        5.16%        4.59%
Portfolio turnover rate                                                    108%         126%         131%         109%         120%
Net assets, end of period (in thousands)                              $422,863     $439,179     $310,023     $304,609     $353,686
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.65%        1.62%        1.69%        1.69%        1.69%
  Net investment income (loss) to average net assets                      4.77%        4.94%        5.24%        5.16%        4.59%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year          Year          Year        Year
                                                                    Ended         Ended         Ended       Ended       12/1/14
                                                                    7/31/19       7/31/18       7/31/17     7/31/16*    to 7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                $  11.95      $  11.85      $10.69      $11.15      $ 11.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $   0.67(a)   $   0.90(a)   $ 0.72(a)   $ 0.57(a)   $  0.50
  Net realized and unrealized gain (loss) on investments               (0.83)        (0.03)       1.01       (0.37)       (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  (0.16)     $   0.87      $ 1.73      $ 0.20      $  0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $  (0.67)     $  (0.77)     $(0.57)     $(0.66)     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.67)     $  (0.77)     $(0.57)     $(0.66)     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.83)     $   0.10      $ 1.16      $(0.46)     $ (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.12      $  11.95      $11.85      $10.69      $ 11.15
====================================================================================================================================
Total return (b)                                                       (1.32)%        7.51%      16.65%       2.20%        1.13%(c)
Ratio of net expenses to average net assets                             0.56%         0.56%       0.63%       0.60%        0.63%(d)
Ratio of net investment income (loss) to average net assets             5.87%         7.47%       6.46%       5.51%        5.63%(d)
Portfolio turnover rate                                                  108%          126%        131%        109%         120%
Net assets, end of period (in thousands)                            $125,831      $126,017      $  558      $  245      $37,935
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  0.57%         0.56%       0.63%       0.60%        0.63%(d)
  Net investment income (loss) to average net assets                    5.86%         7.47%       6.46%       5.51%        5.63%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year        Year        Year
                                                                        Ended       Ended       Ended       Ended       12/1/14
                                                                        7/31/19     7/31/18     7/31/17     7/31/16*    to 7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                    $11.64      $11.74      $10.62      $11.20      $11.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                          $ 0.55(a)   $ 0.51(a)   $ 0.64(a)   $ 0.59(a)   $ 0.43
  Net realized and unrealized gain (loss) on investments                 (0.81)       0.06        0.97       (0.58)      (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $(0.26)     $ 0.57      $ 1.61      $ 0.01      $ 0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $(0.55)     $(0.67)     $(0.49)     $(0.59)     $(0.43)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $(0.55)     $(0.67)     $(0.49)     $(0.59)     $(0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $(0.81)     $(0.10)     $ 1.12      $(0.58)     $(0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $10.83      $11.64      $11.74      $10.62      $11.20
====================================================================================================================================
Total return(b)                                                          (2.22)%      4.89%      15.53%       0.41%       1.16%(c)
Ratio of net expenses to average net assets                               1.57%       1.37%       1.37%       1.37%       1.40%(d)
Ratio of net investment income (loss) to average net assets               4.92%       4.33%       5.74%       5.68%       4.20%(d)
Portfolio turnover rate                                                    108%        126%        131%        109%        120%
Net assets, end of period (in thousands)                                $  835      $  554      $1,751      $1,225      $  456
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.59%       1.37%       1.37%       1.37%       1.40%(d)
  Net investment income (loss) to average net assets                      4.90%       4.33%       5.74%       5.68%       4.20%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year          Year          Year          Year
                                                                  Ended         Ended         Ended         Ended         Ended
                                                                  7/31/19       7/31/18       7/31/17       7/31/16*      7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $  11.57      $  11.67      $  10.56      $  11.14      $  11.93
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $   0.64(a)   $   0.71(a)   $   0.70(a)   $   0.63(a)   $   0.63
  Net realized and unrealized gain (loss) on investments             (0.80)        (0.06)         0.97         (0.56)        (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  (0.16)     $   0.65      $   1.67      $   0.07      $  (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.64)     $  (0.75)     $  (0.56)     $  (0.65)     $  (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (0.64)     $  (0.75)     $  (0.56)     $  (0.65)     $  (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.80)     $  (0.10)     $   1.11      $  (0.58)     $  (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  10.77      $  11.57      $  11.67      $  10.56      $  11.14
====================================================================================================================================
Total return (b)                                                     (1.36)%        5.64%        16.27%         1.00%        (0.89)%
Ratio of net expenses to average net assets                           0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income (loss) to average net assets           5.83%         6.03%         6.38%         6.10%         5.58%
Portfolio turnover rate                                                108%          126%          131%          109%          120%
Net assets, end of period (in thousands)                          $840,851      $637,945      $319,117      $202,134      $307,538
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                0.68%         0.66%         0.72%         0.72%         0.71%
  Net investment income (loss) to average net assets                  5.80%         6.02%         6.31%         6.04%         5.52%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Notes to Financial Statements | 7/31/19

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 51

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 53

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At July 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      During the fiscal year ended July 31, 2019, the Fund realized a loss of $60,305 due to the disposal of an investment that was in violation of the Fund's investment restrictions, which was subsequently reimbursed by the Advisor.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 55

      In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2019, the Fund had accrued $499,774 in reserve for repatriation taxes related to capital gains.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At July 31, 2019, the Fund was permitted to carry forward indefinitely $83,389,329 of short-term losses and $73,886,021 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                         2019              2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $91,437,416       $68,457,981
      --------------------------------------------------------------------------
        Total                                     $91,437,416       $68,457,981
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                               $   5,074,226
      Capital loss carryforward                                    (157,275,350)
      Current year dividend payable                                    (162,821)
      Net unrealized depreciation                                   (15,985,528)
      --------------------------------------------------------------------------
        Total                                                     $(168,349,473)
      ==========================================================================

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of forward foreign currency contracts and futures contracts, interest on defaulted bonds, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and other holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $281,998 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 57

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 59

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of and for the year ended July 31, 2019, the Fund had no open repurchase agreements.

J.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

      The average market value of purchased options contracts open during the year ended July 31, 2019, was $2,223,241. Open purchased options at July 31, 2019, are listed in the Fund's Schedule of Investments.

K.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

      At July 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended July 31, 2019, was $12,838,569. Open forward foreign currency contracts outstanding at July 31, 2019, are listed in the Schedule of Investments.

L.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 61 closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended July 31, 2019, was $(254,267,857). Open futures contracts outstanding at July 31, 2019, are listed in the Schedule of Investments.

M.    Interest Rate Swap Contracts

      The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

      Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

      The average market value of interest swap contracts open during the year ended July 31, 2019, was $(20,007). As of and for the year ended July 31, 2019, the Fund had no open interest rate swap contracts.

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

N.    Equity-Linked Notes

      Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the "underlying reference instrument"). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion, 0.45% of the next $4 billion of the Fund's average daily net assets and 0.40% of the Fund's average daily net assets over $5 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses was equivalent to 0.48% of the Fund's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Fund's assets invested in Pioneer ILS Interval Fund and Floating Rate Trust, an affiliated fund managed by the Adviser. For the year ended July 31, 2019, the Adviser waived $233,415 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2019 for Class A shares and Class Y shares. Prior to December 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.75% of the average daily net assets attributable to Class C shares. Fees waived and expenses reimbursed during the year ended July 31, 2019 are reflected on the

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 63

Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $117,332 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 21,873
Class C                                                                  26,577
Class K                                                                     347
Class R                                                                   1,052
Class Y                                                                  51,384
--------------------------------------------------------------------------------
 Total                                                                 $101,233
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $71,251 in distribution fees payable to the Distributor at July 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2019, CDSCs in the amount of $91,549 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2019, the Fund had no borrowings under the credit facility.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 65

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of July 31, 2019.

-----------------------------------------------------------------------------------------------------------
                       Derivative Assets    Derivatives      Non-Cash        Cash            Net Amount
                       Subject to Master    Available for    Collateral      Collateral      of Derivative
Counterparty           Netting Agreement    Offset           Received (a)    Received (a)    Assets (b)
-----------------------------------------------------------------------------------------------------------
Brown
  Brothers
  Harriman
  & Co.                $     --             $     --         $ --            $ --            $     --
Citibank NA             777,564                   --           --              --             777,564
Goldman
  Sachs
  International              --                   --           --              --                  --
HSBC Bank
  USA NA                     --                   --           --              --                  --
JPMorgan
  Chase
  Bank NA                74,084              (74,084)          --              --                  --
Societe Generale             --                   --           --              --                  --
-----------------------------------------------------------------------------------------------------------
  Total                $851,648             $(74,084)        $ --            $ --            $777,564
===========================================================================================================

----------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities    Derivatives      Non-Cash       Cash           Net Amount
                        Subject to Master         Available for    Collateral     Collateral     of Derivative
Counterparty            Netting Agreement         Offset           Pledged (a)    Pledged (a)    Liabilities (c)
----------------------------------------------------------------------------------------------------------------
Brown
  Brothers
  Harriman
  & Co.                 $217,322                  $     --         $ --           $ --           $217,322
Citibank NA                   --                        --           --             --                 --
Goldman
  Sachs
  International          143,192                        --           --             --            143,192
HSBC Bank
  USA NA                  84,700                        --           --             --             84,700
JPMorgan
  Chase
  Bank NA                137,067                   (74,084)          --             --             62,983
Societe Generale         157,503                        --           --             --            157,503
----------------------------------------------------------------------------------------------------------------
  Total                 $739,784                  $(74,084)        $ --           $ --           $665,700
================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 67

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2019, was as follows:

---------------------------------------------------------------------------------------------
                                                     Foreign
Statement of                  Interest     Credit    Exchange      Equity          Commodity
Assets and Liabilities        Rate Risk    Risk      Rate Risk     Risk            Risk
---------------------------------------------------------------------------------------------
Assets
 Options purchased*           $ --         $ --      $      --     $   777,564     $ --
---------------------------------------------------------------------------------------------
  Total Value                 $ --         $ --      $      --     $   777,564     $ --
=============================================================================================
Liabilities
 Net unrealized
  depreciation on
  forward foreign
  currency contracts          $ --         $ --      $(665,700)    $        --     $ --
 Net unrealized
  depreciation on
  futures contracts             --           --             --      (6,157,735)      --
---------------------------------------------------------------------------------------------
  Total Value                 $ --         $ --      $(665,700)    $(6,157,735)    $ --
=============================================================================================

* Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2019, was as follows:

---------------------------------------------------------------------------------------------------
                                                          Foreign
Statement of                    Interest        Credit    Exchange      Equity           Commodity
Operations                      Rate Risk       Risk      Rate Risk     Risk             Risk
---------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Options purchased*             $        --     $ --      $      --     $ (4,932,702)    $ --
 Forward contracts                       --       --       (776,704)              --       --
 Futures contracts                 (577,340)      --        631,794      (17,584,586)      --
 Swap contracts                    (458,879)      --             --               --       --
---------------------------------------------------------------------------------------------------
  Total Value                   $(1,036,219)    $ --      $(144,910)    $(22,517,288)    $ --
===================================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Options purchased**            $        --     $ --      $      --     $ (1,336,427)    $ --
 Forward contracts                       --       --       (687,170)              --       --
 Futures contracts                  126,188       --         (5,403)      (2,991,326)      --
---------------------------------------------------------------------------------------------------
  Total Value                   $   126,188     $ --      $(692,573)    $ (4,327,753)    $ --
===================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the statements of operations.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust IV (the "Trust")), including the schedule of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
September 29, 2019

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 71

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2019 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 12.89%.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 21.95%.

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Ms. Durnin, serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Ms. Durnin serves as a Trustee of 38 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 73

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2011.            Private investor (2004 - 2008 and    Director, Broadridge Financial
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -    Solutions, Inc. (investor
and Trustee                trustee is elected or earlier  2013) and Chief Executive Officer    communications and securities
                           retirement or removal.         (2008 - 2012), Quadriserv, Inc.      processing provider for financial
                                                          (technology products for             services industry) (2009 -
                                                          securities lending industry); and    present); Director, Quadriserv,
                                                          Senior Executive Vice President,     Inc. (2005 - 2013); and
                                                          The Bank of New York (financial      Commissioner, New Jersey State
                                                          and securities services)             Civil Service Commission
                                                          (1986 - 2004)                        (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2011.            Managing Partner, Federal City       Director of New York Mortgage
Trustee                    Serves until a successor       Capital Advisors (corporate          Trust (publicly-traded mortgage
                           trustee is elected or earlier  advisory services company)           REIT) (2004 - 2009, 2012 -
                           retirement or removal.         (1997 - 2004 and 2008 - present);    present); Director of The Swiss
                                                          Interim Chief Executive Officer,     Helvetia Fund, Inc. (closed-end
                                                          Oxford Analytica, Inc. (privately    fund) (2010 - 2017); Director of
                                                          held research and consulting         Oxford Analytica, Inc. (2008 -
                                                          company) (2010); Executive Vice      2015); and Director of Enterprise
                                                          President and Chief Financial        Community Investment, Inc.
                                                          Officer, I-trax, Inc. (publicly      (privately-held affordable housing
                                                          traded health care services          finance company) (1985 - 2010)
                                                          company) (2004 - 2007); and
                                                          Executive Vice President and
                                                          Chief Financial Officer, Pedestal
                                                          Inc. (internet-based mortgage
                                                          trading company) (2000 - 2002);
                                                          Private Consultant (1995 - 1997);
                                                          Managing Director, Lehman Brothers
                                                          (1992 - 1995); and Executive, The
                                                          World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of          None
Trustee                    Serves until a successor       Product Strategy and Development,
                           trustee is elected or earlier  BNY Mellon Investment Management
                           retirement or removal.         (2012-2018); Vice Chairman - The
                                                          Dreyfus Corporation (2005 - 2018):
                                                          Executive Vice President Head of
                                                          Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon
                                                          Asset Management (2005-2007);
                                                          Executive Vice President Head of
                                                          Products, Marketing and Client
                                                          Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice
                                                          President Strategic Product and
                                                          Business Development, Dreyfus
                                                          Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)  Trustee since 2011.            William Joseph Maier Professor of    Trustee, Mellon Institutional
Trustee                    Serves until a successor       Political Economy, Harvard           Funds Investment Trust and Mellon
                           trustee is elected or earlier  University (1972 - present)          Institutional Funds Master
                           retirement or removal.                                              Portfolio (oversaw 17 portfolios
                                                                                               in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 2011.            Founding Director, Vice-President    None
Trustee                    Serves until a successor       and Corporate Secretary, The
                           trustee is elected or earlier  Winthrop Group, Inc. (consulting
                           retirement or removal.         firm) (1982 - present); Desautels
                                                          Faculty of Management,
                                                          McGill University (1999 - 2017);
                                                          and Manager of Research Operations
                                                          and Organizational Learning, Xerox
                                                          PARC, Xerox's advance research
                                                          center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199       None
Trustee                    (Advisory Trustee from         SEIU Funds (healthcare workers
                           2014 - 2017) Serves            union pension funds) (2001 -
                           until a successor trustee      present); Vice President -
                           is elected or earlier          International Investments Group,
                           retirement or removal.         American International Group, Inc.
                                                          (insurance company) (1993 - 2001);
                                                          Vice President - Corporate Finance
                                                          and Treasury Group, Citibank, N.A.
                                                          (1980 - 1986 and 1990 - 1993);
                                                          Vice President - Asset/Liability
                                                          Management Group, Federal Farm
                                                          Funding Corporation (government-
                                                          sponsored issuer of debt
                                                          securities) (1988 - 1990);
                                                          Mortgage Strategies Group,
                                                          Shearson Lehman Hutton, Inc.
                                                          (investment bank) (1987 - 1988);
                                                          and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd.
                                                          (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 2011.            President and Chief Executive        Director of New America High
Trustee                    Serves until a successor       Officer, Metric Financial Inc.       Income Fund, Inc. (closed-end
                           trustee is elected or earlier  (formerly known as Newbury Piret     investment company) (2004 -
                           retirement or removal.         Company) (investment banking firm)   present); and Member, Board of
                                                          (1981 - present)                     Governors, Investment Company
                                                                                               Institute (2000 - 2006)

------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company       None
Trustee                    Serves until a successor       services) (2012 - present);
                           trustee is elected or earlier  Executive Vice President, BNY
                           retirement or removal.         Mellon (financial and investment
                                                          company services) (1969 - 2012);
                                                          Director, BNY International
                                                          Financing Corp. (financial
                                                          services) (2002 - 2012); Director,
                                                          Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models
                                                          (technology) (2005-2007); Director,
                                                          BNY Hamilton Funds, Ireland
                                                          (offshore investment companies)
                                                          (2004-2007); Chairman/Director,
                                                          AIB/BNY Securities Services, Ltd.,
                                                          Ireland (financial services)
                                                          (1999-2006); and Chairman, BNY
                                                          Alternative Investment Services,
                                                          Inc. (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 75

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of       None
Trustee, President and     Serves until a successor       Amundi Pioneer Asset Management
Chief Executive Officer    trustee is elected or earlier  USA, Inc. (since September 2014);
                           retirement or removal          Director, CEO and President of
                                                          Amundi Pioneer Asset Management,
                                                          Inc. (since September 2014);
                                                          Director, CEO and President of
                                                          Amundi Pioneer Distributor, Inc.
                                                          (since September 2014); Director,
                                                          CEO and President of Amundi
                                                          Pioneer Institutional Asset
                                                          Management, Inc. (since September
                                                          2014); Chair, Amundi Pioneer Asset
                                                          Management USA, Inc., Amundi
                                                          Pioneer Distributor, Inc. and
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan
                                                          Stanley Investment Management
                                                          (2010 - 2013); Director of
                                                          Institutional Business, CEO of
                                                          International, Eaton Vance
                                                          Management (2005 - 2010); and
                                                          Director of Amundi USA, Inc.
                                                          (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice          None
Trustee                    Serves until a successor       President (since 2008) and Chief
                           trustee is elected or earlier  Investment Officer, U.S. (since
                           retirement or removal          2010) of Amundi Pioneer Asset
                                                          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi
                                                          Pioneer (since 2008); Executive
                                                          Vice President and Chief Investment
                                                          Officer, U.S. of Amundi  Pioneer
                                                          Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio
                                                          Manager of Amundi Pioneer (since
                                                          1999); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position         Term of Office and                                              Other Directorships
Held With the Fund             Length of Service          Principal Occupation                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)     Since 2011. Serves         Vice President and Associate         None
Secretary and Chief            at the discretion of       General Counsel of Amundi Pioneer
Legal Officer                  the Board                  since January 2008; Secretary and
                                                          Chief Legal Officer of all of the
                                                          Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the
                                                          Pioneer Funds from September 2003
                                                          to May 2010; and Vice President
                                                          and Senior Counsel of Amundi
                                                          Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)         Since 2011. Serves         Fund Governance Director of Amundi   None
Assistant Secretary            at the discretion of       Pioneer since December 2006 and
                               the Board                  Assistant Secretary of all the
                                                          Pioneer Funds since June 2010;
                                                          Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003
                                                          to November 2006; and Senior
                                                          Paralegal of Amundi Pioneer from
                                                          January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)              Since 2011. Serves         Senior Counsel of Amundi Pioneer     None
Assistant Secretary            at the discretion of       since May 2013 and Assistant
                               the Board                  Secretary of all the Pioneer Funds
                                                          since June 2010; and Counsel of
                                                          Amundi Pioneer from June 2007
                                                          to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)           Since 2011. Serves         Vice President - Fund Treasury of    None
Treasurer and Chief Financial  at the discretion of       Amundi Pioneer; Treasurer of all
and Accounting Officer         the Board                  of the Pioneer Funds since March
                                                          2008; Deputy Treasurer of Amundi
                                                          Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)          Since 2011. Serves         Director - Fund Treasury of Amundi   None
Assistant Treasurer            at the discretion of       Pioneer; and Assistant Treasurer
                               the Board                  of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 77

Fund Officers (continued)
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service              Principal Occupation                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2011. Serves             Senior Manager - Fund Treasury of    None
Assistant Treasurer        at the discretion of           Amundi Pioneer; and Assistant
                           the Board                      Treasurer of all of the
                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2011. Serves             Senior Manager - Fund Treasury of    None
Assistant Treasurer        at the discretion of           Amundi Pioneer since November 2008;
                           the Board                      Assistant Treasurer of all of the
                                                          Pioneer Funds since January 2009;
                                                          and Client Service Manager -
                                                          Institutional Investor Services at
                                                          State Street Bank from March 2003
                                                          to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves             Managing Director, Chief             None
Chief Compliance Officer   at the discretion of           Compliance Officer of Amundi
                           the Board                      Pioneer Asset Management; Amundi
                                                          Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer
                                                          Funds since September 2018; and
                                                          Chief Compliance Officer of Amundi
                                                          Pioneer Distributor, Inc. since
                                                          January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2011. Serves             Vice President - Amundi Pioneer      None
Anti-Money Laundering      at the discretion of           Asset Management; and Anti-Money
Officer                    the Board                      Laundering Officer of all the
                                                          Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

                          This page is for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 79

                          This page is for your notes.

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

                          This page is for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 81

                          This page is for your notes.

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

                          This page is for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19 83

                          This page is for your notes.

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 25962-07-0919




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $80,000 payable to Ernst & Young LLP for the year ended
July 31, 2019 and $80,000
for the year ended July 31, 2018.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $16,056
payable to Ernst & Young LLP for the year ended
July 31, 2019 and $16,056
for the year ended July 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $16,046 payable to Ernst & Young LLP for the year ended
July 31, 2019 and $16,046 for the year
ended July 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures
(as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective (except as noted below), as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.
Registrant's management concluded that there was a material weakness in the Registrant's internal control over financial reporting. The nature of the material weakness related to the recording of certain manually processed trades for Pioneer Multi-Asset Income Fund (the "Fund"), as well as the timely resolution of cash reconciling items between the order management system and the Fund's accounting records maintained by the Fund's custodian and accounting agent. The process and identified control were not operating effectively to identify certain trades, which were reflected in the Fund adviser's order management system but not recorded on the Fund's accounting records on a timely basis. Registrant's management corrected the Fund's
July 31, 2019 financial statements prior to their issuance. The material weakness did not affect the Fund's reported net asset value in the Fund's financial statements. There were no misstatements to previously issued Fund financial statements.
Effective May 6, 2019, management implemented the automated processing of certain previously manually processed trades. Additionally, management will enhance the functionality of its trading dashboard and evaluate the Registrant's procedures for cash and investment position reconciliations.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Other than the control implementation identified above on May 6, 2019, there were no significant changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. The other control enhancement identified above will be implemented after the period covered by this report.


Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 9, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 9, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 9, 2019

* Print the name and title of each signing officer under his or her signature.